UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537
                                   ---------

                            FRANKLIN CUSTODIAN FUNDS
                            ------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 3/31/09
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



MARCH 31, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

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                            FRANKLIN CUSTODIAN FUNDS

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                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and adhere to different investment approaches,
                            Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

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Not part of the semiannual report

Contents

SHAREHOLDER LETTER ....................................    1
SEMIANNUAL REPORT
Economic and Market Overview ..........................    3
Franklin DynaTech Fund ................................    5
Franklin Growth Fund ..................................   13
Franklin Income Fund ..................................   21
Franklin U.S. Government Securities Fund ..............   31
Franklin Utilities Fund ...............................   40
Financial Highlights and Statements of Investments ....   47
Financial Statements ..................................   98
Notes to Financial Statements .........................  107
Shareholder Information ...............................  128

Shareholder Letter

            Dear Shareholder:

            The six-month period ended March 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, the unemployment rate surged and consumer spending fell. Most stocks suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as the U.S. stock market's severe decline of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and recovery.

            Franklin Custodian Funds' semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

            NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                                           Not part of the semiannual report | 1

            If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

            Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

            We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

            Sincerely,

            -s- Charles B. Johnson
            Charles B. Johnson
            President and Chief Executive Officer - Investment Management Franklin Custodian Funds

            THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

            During the six-month period ended March 31, 2009, economic conditions generally deteriorated. In February 2009, The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government's abrupt conservatorship of Fannie Mae and Freddie Mac in early September 2008 and the failure of several blue chip banks and financial institutions roiled equity markets during the period. Despite government interventions and massive emergency funding, the nation's economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall in early 2009. Jobless claims mounted and the unemployment rate rose to 8.5% by period-end.(1) Although home sales declined for most of the period, they increased near period-end. Reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing exports, economic growth, as measured by gross domestic product (GDP), fell an annualized 6.3% in the fourth quarter of 2008. In 2009's first quarter, GDP declined at an estimated 6.1% annualized rate.

            Oil prices stood at $101 per barrel at the beginning of the period, but retreated dramatically to $50 by period-end. Many other commodities such as agricultural products and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly during the period, and March's inflation rate was an annualized -0.4%.1 Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.1

            A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the six months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.00% at the start of the period. The Fed and U.S. Treasury Department introduced new programs intended to enhance market liquidity. The government also outlined details of its Public-Private Investment Program, with an objective of removing devalued real estate-related assets from banks' balance sheets.

            Treasury prices rose for the first half of the period but began to decline in the latter half. Investors drove the yield on the three-month Treasury bill to a multi-decade low. Fixed income spreads were generally wide relative to Treasury yields over the period due to heightened market turbulence and risk aversion.

            1. Source: Bureau of Labor Statistics.

                                                           Semiannual Report | 3

            The yield spread between the two-year and the 10-year Treasury yields rose slightly to 190 basis points (100 basis points equal one percentage point) at the end of March from 185 basis points at the beginning of the reporting period. The two-year Treasury bill yield fell from 2.00% to 0.81% over the six-month period. Over the same period, the 10-year Treasury note yield fell from 3.85% to 2.71%.

            Market volatility intensified during the reporting period as stocks fluctuated wildly. Near period-end, stock markets rebounded somewhat from severely depressed levels, but still declined significantly over the period. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -28.57%, the broader Standard & Poor's 500 Index (S&P 500) a -30.54% total return, and the technology-heavy NASDAQ Composite Index a -26.50% total return.(2) All sectors lost value, and the financials, materials and industrials sectors had the largest declines.

            THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

            2. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

4 | Semiannual Report

Franklin DynaTech Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2009.

PERFORMANCE OVERVIEW

Franklin DynaTech Fund - Class A had a -23.54% cumulative total return for the six months under review. For the same period, the Fund performed comparably with its narrow benchmark, the NASDAQ 100 Index, which had a price-only return of -22.43%, and performed better than the broader Standard & Poor's 500 Index (S&P
500), which had a -30.54% total return.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The NASDAQ 100 Index includes 100 of the largest domestic and international nonfinancial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.

                                                           Semiannual Report | 5

PORTFOLIO BREAKDOWN
Franklin DynaTech Fund
Based on Total Net Assets as of 3/31/09

                                  (BAR CHART)

Biotechnology                                  10.1
Pharmaceuticals                                10.0%
Software                                        8.7%
Computers & Peripherals                         7.6%
Semiconductors & Semiconductor Equipment        7.5%
Health Care Equipment & Supplies                6.8%
Communications Equipment                        6.5%
Internet Software & Services                    5.9%
IT Services                                     5.5%
Energy Equipment & Services                     4.1%
Chemicals                                       3.7%
Life Sciences Tools & Services                  3.6%
Wireless Telecommunication Services             3.5%
Internet & Catalog Retail                       3.2%
Health Care Providers & Services                2.3%
Other                                           9.6%
Short-Term Investments & Other Net Assets       1.4%

MANAGER'S DISCUSSION

Unsurprisingly, the information technology sector suffered steep declines during the six months under review, weighing heaviest on the Fund's investments in software companies challenged by receding sales as weakening demand dynamics took hold.(2) Within the portfolio, the negative impact was especially noticeable among software makers such as Adobe Systems, Nintendo and Autodesk. Stocks in the communications equipment industry also fared poorly, as the valuations for Canadian wireless equipment and services provider Research In Motion and networking gear giant Cisco Systems fell sharply in value. The Fund's holdings in the health care equipment and supplies industry also recorded substantial losses. Notable detractors included Swiss ophthalmic equipment and pharmaceuticals maker Alcon; surgical instrument manufacturer Stryker; and Medtronic, which specializes in implantable biomedical devices. As demand for commodities and energy products faded with the intensifying recession, so did the value of Fund holdings in energy equipment and services providers such as Schlumberger and FMC Technologies.

Despite broad-based and often heavy declines across most stock types during the period, our positions in health care and biotechnology holdings buoyed performance. The Fund benefited from the increased wave of mergers in the industry as it owned positions in Genentech, Schering-Plough and Wyeth, all of which were acquired. Myriad Genetics also stood out as a top performer as its predictive medicine products continued to show strong adoption in the marketplace. Elsewhere, wireless telecommunication services industry holdings SBA Communications, Leap Wireless International and Crown Castle International also posted strong returns and supported Fund performance, partially because the sale of Leap and Crown Castle during the period was timely. Finally, to a lesser degree, select consumer-related holdings performed well, namely Amazon.com, which benefited from its offering of Prime (free shipping after the customer pays a fixed annual fee), Marketplace (allows third-party sellers to sell easily on the site), and Kindle (wireless book reading device).

It is undeniable that global economic conditions during the reporting period were weak and corporate profitability generally contracted. Yet we think it is important to keep two things in mind. First, one of the largest stock declines in history recently occurred, as the S&P 500 fell 57% from its peak through March 31, 2009.3 This suggested that markets were pricing in very bad news, so we think that any positive surprises should lead to higher stock prices. Second, equity markets have historically recovered ahead of the real economy. We found


2. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, Internet software and services, IT services, semiconductors and semiconductor equipment, and software in the SOI.

3. Source: (C) 2009 Morningstar. See footnote 1 for a description of the S&P
500.

6 | Semiannual Report

March 2009 encouraging because it was much more positive than the rest of the period. Stocks, as measured by the S&P 500, hit their recent bear market low on March 9.4 From this point until March 31, the S&P 500 was 18% higher.(4) We have certainly seen false starts in the past, but at period-end we were particularly encouraged that financial stocks and Asian markets were participating in and leading this recovery. As financial markets stabilize, we believe other industries should benefit as well.

As managers of Franklin DynaTech Fund, at period-end we were encouraged by the relative abundance of leading science and technology companies, which we believe have strong long-term growth prospects, trading at what we perceive to be attractive valuations. Looking out over the longer term, we believe it is these innovative, thought-leading companies that may lead economic advancement.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

[PHOTO OF RUPERT H. JOHNSON, JR.]
-s- Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.

(PHOTO OF MATTHEW J. MOBERG)
-s- Matthew J. Moberg
Matthew J. Moberg, CPA

Portfolio Management Team
Franklin DynaTech Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

4. Sources: Standard & Poor's; (C) 2009 Ned Davis Research, Inc. See footnote 1 for a description of the S&P 500.

TOP 10 HOLDINGS
Franklin DynaTech Fund
3/31/09

COMPANY                                             % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                            NET ASSETS
-------------------------------------------------   ----------
Apple Inc.                                             5.0%
   COMPUTERS & PERIPHERALS, U.S.

Google Inc., A                                         3.8%
   INTERNET SOFTWARE & SERVICES, U.S.

Gilead Sciences Inc.                                   3.7%
   BIOTECHNOLOGY, U.S.

Intel Corp.                                            3.6%
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, U.S.

Teva Pharmaceutical Industries Ltd., ADR               3.4%
   PHARMACEUTICALS, ISRAEL

Visa Inc., A                                           3.0%
   IT SERVICES, U.S.

QUALCOMM Inc.                                          2.6%
   COMMUNICATIONS EQUIPMENT, U.S.

Hewlett-Packard Co.                                    2.5%
   COMPUTERS & PERIPHERALS, U.S.

Amazon.com Inc.                                        2.4%
   INTERNET & CATALOG RETAIL, U.S.

Celgene Corp.                                          2.3%
   BIOTECHNOLOGY, U.S.

                                                           Semiannual Report | 7

Performance Summary as of 3/31/09

FRANKLIN DYNATECH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKDNX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$7.60    $ 17.27    $ 24.87
DISTRIBUTIONS (10/1/08-3/31/09)
Long-Term Capital Gain                $ 1.5822

CLASS B (SYMBOL: FDNBX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$7.34    $ 16.14    $ 23.48
DISTRIBUTIONS (10/1/08-3/31/09)
Long-Term Capital Gain                $ 1.5822

CLASS C (SYMBOL: FDYNX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$7.28    $ 15.95    $ 23.23
DISTRIBUTIONS (10/1/08-3/31/09)
Long-Term Capital Gain                $ 1.5822

CLASS R (SYMBOL: N/A)                             CHANGE    3/31/09    12/1/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             +$1.58    $ 17.24    $ 15.66

ADVISOR CLASS (SYMBOL: N/A)                       CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$7.59    $ 17.31    $ 24.90
DISTRIBUTIONS (10/1/08-3/31/09)
Long-Term Capital Gain                $ 1.5822

8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE AND AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                  6-MONTH                   1-YEAR     5-YEAR        10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -23.54%                  -31.55%    -14.56%         -6.03%
Average Annual Total Return(2)            -27.95%                  -35.48%     -4.24%         -1.21%
Value of $10,000 Investment(3)           $ 7,205                  $ 6,452    $ 8,052        $ 8,857
   Total Annual Operating Expenses(4)                  0.99%

CLASS B                                  6-MONTH                   1-YEAR     5-YEAR    INCEPTION (2/1/00)
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -23.81%                  -32.06%    -17.72%        -32.24%
Average Annual Total Return(2)            -26.57%                  -34.52%    -4.17%          -4.16%
Value of $10,000 Investment(3)           $ 7,343                  $ 6,548    $ 8,083        $ 6,776
   Total Annual Operating Expenses(4)                  1.75%

CLASS C                                  6-MONTH                   1-YEAR     5-YEAR        10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -23.85%                  -32.06%    -17.72%        -12.78%
Average Annual Total Return(2)            -24.53%                  -32.68%    -3.83%          -1.36%
Value of $10,000 Investment(3)           $ 7,547                  $ 6,732    $ 8,228        $ 8,722
   Total Annual Operating Expenses(4)                  1.75%

CLASS R                                                                                 INCEPTION (12/1/08)
--------------------------------------                                                  ------------------
Cumulative Total Return(1)                                                                   +10.09%
Aggregate Total Return(5)                                                                    +10.09%
Value of $10,000 Investment(3)                                                              $11,009
   Total Annual Operating Expenses(4)                  1.25%

ADVISOR CLASS(6)                         6-MONTH                   1-YEAR     5-YEAR        10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -23.47%                  -31.41%    -14.37%         -5.83%
Average Annual Total Return(2)            -23.47%                  -31.41%     -3.06%         -0.60%
Value of $10,000 Investment(3)           $ 7,653                  $ 6,859    $ 8,563        $ 9,417
   Total Annual Operating Expenses(4)                  0.75%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                           Semiannual Report | 9

ENDNOTES

THE FUND'S INVESTMENTS IN FAST-GROWING INDUSTRIES, INCLUDING THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS (WHICH HAVE HISTORICALLY BEEN VOLATILE) COULD RESULT IN INCREASED PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT AND CHANGES IN GOVERNMENT REGULATION OF COMPANIES EMPHASIZING SCIENTIFIC OR TECHNOLOGICAL ADVANCEMENTS. THE FUND MAY ALSO INVEST IN SMALL-CAPITALIZATION COMPANIES, WHICH INVOLVES SPECIAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND MODEST MARKET SHARE. THE PRICES OF THESE SECURITIES CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM, AND INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Aggregate total return represents the change in value of an investment over the period shown. Since Class R shares have existed for less than one year, average annual total returns are not available.

6. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative total return of Advisor Class shares was -39.31%.

10 | Semiannual Report

Your Fund's Expenses

FRANKLIN DYNATECH FUND

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
                                             VALUE 10/1/08      VALUE 3/31/09      PERIOD* 10/1/08-3/31/09
                                           -----------------    --------------    -------------------------
CLASS A
Actual                                           $1,000            $  764.60                  $ 5.10
Hypothetical (5% return before expenses)         $1,000            $1,019.15                  $ 5.84

CLASS B
Actual                                           $1,000            $  761.90                  $ 8.43
Hypothetical (5% return before expenses)         $1,000            $1,015.36                  $ 9.65

CLASS C
Actual                                           $1,000            $  761.50                  $ 8.43
Hypothetical (5% return before expenses)         $1,000            $1,015.36                  $ 9.65

CLASS R
Actual (12/1/08-3/31/09)                         $1,000            $1,100.90                  $ 4.94
Hypothetical (5% return before expenses)         $1,000            $1,017.85                  $ 7.14

ADVISOR CLASS
Actual                                           $1,000            $  765.30                  $ 4.05
Hypothetical (5% return before expenses)         $1,000            $1,020.34                  $ 4.63

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.16%; B: 1.92%; C: 1.92%; R: 1.42%; and Advisor 0.92%), multiplied by the average account value over the period, multiplied by 182/365 (Hypothetical for all share classes; Actual for Classes A, B, C and Advisor) to reflect the one-half year period. For Actual Class R expenses, the multiplier is 121/365 to reflect the number of days since inception.

12 | Semiannual Report

Franklin Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Growth Fund
Based on Total Net Assets as of 3/31/09

                                  [BAR CHART]

Capital Goods*                                      25.4%
Pharmaceuticals, Biotechnology & Life Sciences      20.0%
Technology Hardware & Equipment                     13.8%
Transportation                                       8.1%
Software & Services                                  7.4%
Health Care Equipment & Services                     5.6%
Materials                                            2.6%
Commercial & Professional Services                   2.4%
Energy                                               2.2%
Other                                                6.7%
Short-Term Investments & Other Net Assets            5.8%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio.

This semiannual report for Franklin Growth Fund covers the period ended March 31, 2009.

PERFORMANCE OVERVIEW

Franklin Growth Fund - Class A had a -27.27% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -30.54% total return for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

We are research-driven, fundamental investors pursuing a growth strategy. As "bottom-up" investors we focus primarily on finding individual securities that meet our criteria for growth potential, quality and valuation. We search for high-quality companies that have identifiable drivers of future earnings growth. We rely on our team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company's market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

MANAGER'S DISCUSSION

Franklin Growth Fund owned shares of 109 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 61.

                                                          Semiannual Report | 13

TOP 10 HOLDINGS
Franklin Growth Fund
3/31/09

COMPANY                                              % OF TOTAL
SECTOR/INDUSTRY                                      NET ASSETS
-------------------------------------------------    ----------
Apple Inc.                                               4.6%
   TECHNOLOGY HARDWARE & EQUIPMENT

Johnson & Johnson                                        3.4%
   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES

International Business Machines Corp.                    3.4%
   TECHNOLOGY HARDWARE & EQUIPMENT

Amgen Inc.                                               2.8%
   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES

Northrop Grumman Corp.                                   2.6%
   CAPITAL GOODS

3M Co.                                                   2.6%
   CAPITAL GOODS

General Dynamics Corp.                                   2.5%
   CAPITAL GOODS

W.W. Grainger Inc.                                       2.3%
   CAPITAL GOODS

Allergan Inc.                                            2.3%
   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES

The Boeing Co.                                           2.2%
   CAPITAL GOODS

In a challenging environment for stocks, several of our holdings hindered Fund performance during the period. In the industrials sector, aerospace and defense companies Boeing, General Dynamics and Lockheed Martin were primary detractors, as was industrial conglomerate Textron. In the transportation industry, railroad operator Union Pacific declined in value. Elsewhere, auto components company Johnson Controls in the automobiles and components industry hurt results.

During the period under review, Fund performance was helped by several holdings in the pharmaceuticals, biotechnology and life sciences industry. Among these were pharmaceutical giants Wyeth and Schering-Plough and biotechnology companies Genentech and Biogen Idec. Other contributors included computers and peripherals company Apple in the technology hardware and equipment industry and electric utility FPL, a new holding, in the utilities sector.

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

[PHOTO OF V. JERRY PALMIERI]
-s- V. Jerry Palmieri
V. Jerry Palmieri

[PHOTO OF SERENA PERIN VINTON]
-s- Serena Perin Vinton
Serena Perin Vinton

Portfolio Management Team
Franklin Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

14 | Semiannual Report

Effective November 1, 2008, SERENA PERIN VINTON, a senior vice president of Franklin Global Advisers, assumed portfolio manager responsibilities for Franklin Growth Fund. She is a member of the Franklin Institutional Large Cap Growth Equity team.

Ms. Perin Vinton joined Franklin Templeton Investments in 1991. She served as an analyst and portfolio manager in the international fixed income group for four years before joining the Franklin equity group in 1995. Her prior equity research responsibilities include analysis of the consumer products and household goods, specialty retail, apparel/footwear/textiles, paper and forest products, building materials and steel industries.

Prior to joining Franklin Templeton, Ms. Perin Vinton worked as a research assistant for a British member of Parliament in London. She earned her B.A. in business economics from Brown University. She is a Chartered Financial Analyst
(CFA) Charterholder and is a licensed registered securities representative. Ms. Perin Vinton is a member of the CFA Institute.

                                                          Semiannual Report | 15

Performance Summary as of 3/31/09

FRANKLIN GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKGRX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$10.45   $ 26.72    $ 37.17
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                       $ 0.3065

CLASS B (SYMBOL: FKGBX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$ 9.76   $ 25.68    $ 35.44

CLASS C (SYMBOL: FRGSX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$ 9.70   $ 25.44    $ 35.14
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                       $ 0.0224

CLASS R (SYMBOL: FGSRX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$10.20   $ 26.67    $ 36.87
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                       $ 0.1080

ADVISOR CLASS (SYMBOL: FCGAX)                     CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$10.53   $ 26.72    $ 37.25
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                       $ 0.4017

16 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY;

CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                  6-MONTH                   1-YEAR     5-YEAR         10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)               -27.27%                   -33.09%     -9.99%        -8.28%
Average Annual Total Return(2)           -31.46%                   -36.93%     -3.23%        -1.45%
Value of $10,000 Investment(3)           $6,854                   $ 6,307     $8,484        $8,645
   Total Annual Operating Expenses(4)                  0.89%

CLASS B                                  6-MONTH                   1-YEAR     5-YEAR         10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)               -27.54%                   -33.57%    -13.30%       -13.63%
Average Annual Total Return(2)           -30.44%                   -36.23%     -3.21%        -1.45%
Value of $10,000 Investment(3)           $6,956                   $ 6,377     $8,496        $8,637
   Total Annual Operating Expenses(4)                  1.64%

CLASS C                                  6-MONTH                   1-YEAR     5-YEAR         10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)               -27.54%                   -33.57%    -13.30%       -14.89%
Average Annual Total Return(2)           -28.26%                   -34.23%     -2.81%        -1.60%
Value of $10,000 Investment(3)           $7,174                   $ 6,577     $8,670        $8,511
   Total Annual Operating Expenses(4)                  1.64%

CLASS R                                  6-MONTH                   1-YEAR     5-YEAR    INCEPTION (1/1/02)
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)               -27.37%                   -33.23%    -11.12%       -14.93%
Average Annual Total Return(2)           -27.37%                   -33.23%     -2.33%        -2.21%
Value of $10,000 Investment(3)           $7,263                   $ 6,677     $8,888        $8,507
   Total Annual Operating Expenses(4)                  1.14%

ADVISOR CLASS                            6-MONTH                   1-YEAR     5-YEAR         10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)               -27.16%                   -32.89%     -8.85%        -5.98%
Average Annual Total Return(2)           -27.16%                   -32.89%     -1.84%        -0.61%
Value of $10,000 Investment(3)           $7,284                   $ 6,711     $9,115        $9,402
   Total Annual Operating Expenses(4)                  0.64%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                          Semiannual Report | 17

ENDNOTES

HISTORICALLY, THE FUND HAS FOCUSED ON LARGER COMPANIES. THE FUND MAY ALSO INVEST IN SMALL, RELATIVELY NEW AND/OR UNSEASONED COMPANIES, WHICH INVOLVES ADDITIONAL RISKS, AS THE PRICE OF THESE SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, THE FUND MAY INVEST UP TO 40% OF ITS NET ASSETS IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE PORTFOLIO INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN ONE OF THE MOST VOLATILE SECTORS OF THE MARKET. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

18 | Semiannual Report

Your Fund's Expenses

FRANKLIN GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/08     VALUE 3/31/09     PERIOD* 10/1/08-3/31/09
                                           -----------------   --------------   -------------------------
CLASS A
Actual                                          $1,000           $  727.30               $4.26
Hypothetical (5% return before expenses)        $1,000           $1,020.00               $4.99

CLASS B
Actual                                          $1,000           $  724.60               $7.52
Hypothetical (5% return before expenses)        $1,000           $1,016.21               $8.80

CLASS C
Actual                                          $1,000           $  724.60               $7.52
Hypothetical (5% return before expenses)        $1,000           $1,016.21               $8.80

CLASS R
Actual                                          $1,000           $  726.30               $5.38
Hypothetical (5% return before expenses)        $1,000           $1,018.70               $6.29

ADVISOR CLASS
Actual                                          $1,000           $  728.40               $3.23
Hypothetical (5% return before expenses)        $1,000           $1,021.19               $3.78

* Expenses calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; B: 1.75%; C: 1.75%; R: 1.25%; and Advisor: 0.75%),
multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

20 | Semiannual Report

Franklin Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Income Fund covers the period ended March 31, 2009.

PERFORMANCE OVERVIEW

Franklin Income Fund - Class A had a -17.48% cumulative total return for the six months under review. The Fund performed better than its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -30.54% total return; underperformed its fixed income benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which returned +4.70%; and performed comparably with its peers as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which had a -18.12% total return, for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 26.

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Source: Lipper Inc. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the six-month period ended 3/31/09, there were 536 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 71.

                                                          Semiannual Report | 21

PORTFOLIO BREAKDOWN
Franklin Income Fund
Based on Total Net Assets as of 3/31/09

Consumer Discretionary Bonds                 15.7%
Utilities Stocks                             15.1%
Financials Bonds                              8.3%
Energy Bonds                                  7.6%
Utilities Bonds                               6.8%
Health Care Bonds                             6.1%
Senior Floating Rate Interests                5.9%
Financials Stocks                             5.4%
Industrials Bonds                             4.8%
Energy Stocks                                 3.9%
Health Care Stocks                            2.8%
Consumer Staples Bonds                        2.6%
Corporate Convertible Bonds                   2.0%
Other Bonds                                   4.2%
Other Stocks                                  3.5%
Short-Term Investments & Other Net Assets     5.3%

DIVIDEND DISTRIBUTIONS*
Franklin Income Fund
10/1/08-3/31/09

                                    DIVIDEND PER SHARE (CENTS)
              -----------------------------------------------------------------------
MONTH         CLASS A    CLASS B    CLASS B1**    CLASS C    CLASS R    ADVISOR CLASS
-----------   -------    -------    ----------    -------    -------    -------------
October        1.25        1.09       1.16         1.16        1.19          1.27
November       1.25        1.09       1.16         1.16        1.19          1.27
December***    2.20        2.10       2.13         2.13        2.16          2.23
January        1.25        1.15       1.18         1.18        1.21          1.28
February       1.25        1.15       1.18         1.18        1.21          1.28
March          1.25        1.14       1.20         1.19        1.20          1.27
               ----        ----       ----         ----        ----          ----
TOTAL          8.45        7.72       8.01         8.00        8.16          8.60

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

*** Includes an additional 0.95 cent per share distribution to meet excise tax requirements.

INVESTMENT STRATEGY

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

MANAGER'S DISCUSSION

Equity markets remained volatile during the reporting period as the credit crisis continued and investors remained concerned about the global financial system's health. The global downturn deepened as demand declined for a wide range of products and services, pressuring valuations further. Stock markets plummeted at the beginning of 2009 due to concerns about a global depression before staging a rally from lows reached on March 9. By period-end, the rally had lifted the S&P 500 approximately 26% from its lowest point.(1)

22 | Semiannual Report

The financial sector was among the laggards during the period. Continued worries regarding leverage and capital adequacy weighed on the sector along with rising concerns regarding loan losses due to the deteriorating economic environment and rising unemployment. Governments in the U.S. and abroad remained focused on the sector and put forth additional measures including a "stress test" to help improve capital levels and ultimately confidence in the beleaguered financial sector. Within financials, Bank of America, Wells Fargo and HSBC Holdings detracted from Fund performance.

The electric utilities sector's total return, -20.54% as measured by the S&P 500 Utilities Index, reflected the negative impact of the sell-off.(2) Declines in aggregate electricity demand and energy commodity prices weighed on investors' expected results for the sector. Additionally, fears of continued credit market disruptions and the overall higher cost of debt financing raised concerns regarding the health and stability of common stock dividends for certain companies. Despite broad sector weakness, the Fund realized positive returns from several holdings including FPL Group, PG&E and Puget Sound Energy. FPL Group and PG&E performed well due to the success of their initiatives to develop clean energy from renewable sources including the wind and sun. Puget Sound appreciated as a consortium led by Macquarie Group successfully acquired the company.

One bright spot among equities during the period under review was the performance of health care companies, particularly pharmaceutical companies. Our Schering-Plough and Mylan (sold by period-end) convertible investments appreciated. During the period, Schering-Plough agreed to be acquired by Merck, and we believe Mylan had a strong competitive position in generic pharmaceuticals, which investors expected to benefit from pressures to reduce health care costs.

Fixed income markets also exhibited volatility during the period. The 10-year Treasury yield plummeted from 3.85% on September 30, 2008, to a low of 2.08% on December 18, 2008, as investors sought the safety and liquidity of U.S. Treasuries and shunned virtually all other asset classes. For example, credit spreads for investment-grade and noninvestment-grade corporate bonds widened.

2. Source: (C) 2009 Morningstar. The S&P 500 Utilities Index is a market capitalization-weighted index consisting of all utility stocks in the S&P 500.

                                                          Semiannual Report | 23

TOP 5 EQUITY HOLDINGS
Franklin Income Fund
3/31/09

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
------------------------------------    ----------
Public Service Enterprise Group Inc.        1.6%
   UTILITIES

Bank of America Corp.                       1.6%
   FINANCIALS

Merck & Co. Inc.                            1.6%
   HEALTH CARE

Duke Energy Corp.                           1.4%
   UTILITIES

Canadian Oil Sands Trust (Canada)           1.4%
   FINANCIALS

TOP 5 BOND HOLDINGS*
Franklin Income Fund
3/31/09

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
------------------------------------    ----------
Ford Motor Credit Co. LLC                   4.6%
   CONSUMER DISCRETIONARY

Tenet Healthcare Corp.                      3.7%
   HEALTH CARE

Energy Future Holdings Corp.**              3.3%
   UTILITIES

Dynegy Holdings Inc.                        2.6%
   UTILITIES

GMAC LLC                                    2.4%
   FINANCIALS

* Does not include convertible bonds.

** Includes bonds issued by Texas Competitive Electric Holdings Co., a wholly owned subsidiary of Energy Future Holdings Corp.

The largest detractors from Fund performance during the period within fixed income included Energy Future Holdings, Charter Communications (CCH in the SOI) and Freescale Semiconductor, which were negatively impacted by heavy debt loads and weakening fundamentals. For Energy Future Holdings, formerly TXU, weaker electricity demand and lower commodity prices, particularly for domestic natural gas, resulted in disappointing results. Despite strong performance of Charter Communications' cable and high speed Internet businesses, the company's excessive debt led it to seek a pre-packaged bankruptcy restructuring to continue operations. Lastly, weakening demand for consumer electronics and declining auto sales hurt Freescale Semiconductor.

Significant contributors to Fund performance on the fixed income side included GMAC and Ford Motor Credit, which were among our largest fixed income holdings. GMAC benefited from becoming a bank holding company in December 2008 and from a significant preferred stock investment by the U.S. Treasury as part of the Troubled Asset Relief Program. Ford Motor Credit bonds improved from distressed levels as its parent company, Ford Motor, appeared to some to have sufficient liquidity to navigate current market challenges without seeking government assistance. Dollar General bonds also generated positive total returns as economic trends helped the company's relative position as a discount retail chain and as company-specific initiatives boosted profit margins.

Although the Fund's overall allocation tilted toward bonds during the six-month period, we remain committed to seeking investments across a wide range of asset classes including common stocks, preferred stocks, convertible securities, corporate bonds, term loans, and government and agency securities. During the period, we increased our holdings in investment-grade corporate bonds and floating-rate corporate term loans.

24 | Semiannual Report

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

[PHOTO OF EDWARD PERKS]
-s- Edward Perks
Edward Perks, CFA

(PHOTO OF CHARLES B. JOHNSON)
-s- Charles B. Johnson
Charles B. Johnson

Portfolio Management Team
Franklin Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                          Semiannual Report | 25

Performance Summary as of 3/31/09

FRANKLIN INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKINX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------

Net Asset Value (NAV)                             -$0.43     $1.55      $1.98
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                         $0.0845
Short-Term Capital Gain                 $0.0012
   TOTAL                                $0.0857

CLASS B (SYMBOL: FBICX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$0.43     $1.54      $1.97
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                         $0.0772
Short-Term Capital Gain                 $0.0012
   TOTAL                                $0.0784

CLASS B1 (SYMBOL: FICBX)                          CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$0.43     $1.55      $1.98
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                         $0.0801
Short-Term Capital Gain                 $0.0012
   TOTAL                                $0.0813

CLASS C (SYMBOL: FCISX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$0.43     $1.56      $1.99
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                         $0.0800
Short-Term Capital Gain                 $0.0012
   TOTAL                                $0.0812

CLASS R (SYMBOL: FISRX)                           CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$0.42     $1.53      $1.95
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                         $0.0816
Short-Term Capital Gain                 $0.0012
   TOTAL                                $0.0828

26 | Semiannual Report

ADVISOR CLASS (SYMBOL: FRIAX)                     CHANGE    3/31/09    9/30/08
----------------------------------                ------    -------    -------
Net Asset Value (NAV)                             -$0.43     $1.54      $1.97
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                         $0.0860
Short-Term Capital Gain                 $0.0012
   TOTAL                                $0.0872

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B/B1: CONTINGENT DEFERRED SALES CHARGE
(CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS
C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                  6-MONTH                   1-YEAR     5-YEAR         10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -17.48%                  -30.06%     -6.85%         +51.98%
Average Annual Total Return(2)            -21.07%                  -33.11%     -2.29%          +3.82%
Value of $10,000 Investment(3)           $ 7,893                   $6,689     $8,908         $14,551
   Distribution Rate(4)                                 9.26%
   30-Day Standardized Yield(5)                        13.89%
   Total Annual Operating Expenses(6)                   0.62%

CLASS B                                  6-MONTH                   1-YEAR     5-YEAR    INCEPTION (11/1/01)
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -17.95%                  -30.80%    -10.83%         +18.08%
Average Annual Total Return(2)            -21.07%                  -33.36%     -2.55%          +2.27%
Value of $10,000 Investment(3)           $ 7,893                   $6,664     $8,788         $11,808
   Distribution Rate(4)                                 8.88%
   30-Day Standardized Yield(5)                        13.74%
   Total Annual Operating Expenses(6)                   1.47%

CLASS B1                                 6-MONTH                   1-YEAR     5-YEAR          10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -17.71%                  -30.42%     -9.20%         +46.02%
Average Annual Total Return(2)            -20.84%                  -32.99%     -2.19%          +3.86%
Value of $10,000 Investment(3)           $ 7,916                   $6,701     $8,951         $14,602
   Distribution Rate(4)                                 9.29%
   30-Day Standardized Yield(5)                        14.06%
   Total Annual Operating Expenses(6)                   1.12%

CLASS C                                  6-MONTH                   1-YEAR     5-YEAR          10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -17.63%                  -30.30%     -9.17%         +44.25%
Average Annual Total Return(2)            -18.41%                  -30.95%     -1.91%          +3.73%
Value of $10,000 Investment(3)           $ 8,159                   $6,905     $9,083         $14,425
   Distribution Rate(4)                                 9.15%
   30-Day Standardized Yield(5)                        14.06%
   Total Annual Operating Expenses(6)                   1.12%

                                                          Semiannual Report | 27

CLASS R                                  6-MONTH                   1-YEAR     5-YEAR    INCEPTION (1/1/02)
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -17.40%                  -30.27%     -8.57%         +18.66%
Average Annual Total Return(2)            -17.40%                  -30.27%     -1.78%          +2.39%
Value of $10,000 Investment(3)           $ 8,260                   $6,973     $9,143         $11,866
   Distribution Rate(4)                                 9.41%
   30-Day Standardized Yield(5)                        14.22%
   Total Annual Operating Expenses(6)                   0.97%

ADVISOR CLASS                            6-MONTH                   1-YEAR     5-YEAR         10-YEAR
--------------------------------------   -------                  --------   --------   ------------------
Cumulative Total Return(1)                -17.51%                  -29.79%     -6.21%         +53.76%
Average Annual Total Return(2)            -17.51%                  -29.79%     -1.27%          +4.40%
Value of $10,000 Investment(3)           $ 8,249                   $7,021     $9,379         $15,376
   Distribution Rate(4)                                 9.90%
   30-Day Standardized Yield(5)                        14.71%
   Total Annual Operating Expenses(6)                   0.47%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

ENDNOTES

THE FUND'S PORTFOLIO INCLUDES A SUBSTANTIAL PORTION OF HIGHER YIELDING, LOWER RATED CORPORATE BONDS BECAUSE OF THE RELATIVELY HIGHER YIELDS THEY OFFER. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT-GRADE SECURITIES. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS B1
(formerly Class B):  These shares have higher annual fees and expenses than
                     Class A shares. Effective 11/1/01, closed to new investors.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:       Shares are available to certain eligible investors as
                     described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 3/31/09.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/09.

6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

28 | Semiannual Report

Your Fund's Expenses

FRANKLIN INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                          Semiannual Report | 29

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                              BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
                                                                VALUE 10/1/08     VALUE 3/31/09     PERIOD* 10/1/08-3/31/09
                                                              -----------------   --------------   -------------------------
CLASS A
Actual                                                             $ 1,000          $   825.20              $ 3.14
Hypothetical (5% return before expenses)                           $ 1,000          $ 1,021.49              $ 3.48
CLASS B
Actual                                                             $ 1,000          $   820.50              $ 6.99
Hypothetical (5% return before expenses)                           $ 1,000          $ 1,017.25              $ 7.75
CLASS B1
Actual                                                             $ 1,000          $   822.90              $ 5.41
Hypothetical (5% return before expenses)                           $ 1,000          $ 1,019.00              $ 5.99
CLASS C
Actual                                                             $ 1,000          $   823.70              $ 5.41
Hypothetical (5% return before expenses)                           $ 1,000          $ 1,019.00              $ 5.99
CLASS R
Actual                                                             $ 1,000          $   826.00              $ 4.73
Hypothetical (5% return before expenses)                           $ 1,000          $ 1,019.75              $ 5.24
ADVISOR CLASS
Actual                                                             $ 1,000          $   824.90              $ 2.46
Hypothetical (5% return before expenses)                           $ 1,000          $ 1,022.24              $ 2.72

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69%; B: 1.54%; B1: 1.19%; C: 1.19%; R: 1.04%;
and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

30 | Semiannual Report

Franklin U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.(1) Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

PORTFOLIO BREAKDOWN

Franklin U.S. Government Securities Fund
Based on Total Net Assets as of 3/31/09

                                  [PIE CHART]

GNMA .............................................   96.4%
Short-Term Investments & Other Net Assets ........    3.6%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2009.

PERFORMANCE OVERVIEW

Franklin U.S. Government Securities Fund - Class A posted a +6.02% cumulative total return for the six months under review. The Fund outperformed the +5.45% total return of its peers as measured by the Lipper GNMA Funds Classification Average.(2) In comparison, the Barclays Capital (BC)

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

2. Source: Lipper Inc. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in GNMA securities. For the six-month period ended 3/31/09, there were 65 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 88.

                                                          Semiannual Report | 31

DIVIDEND DISTRIBUTIONS*
Franklin U.S. Government Securities Fund
10/1/08-3/31/09

                                              DIVIDEND PER SHARE
                 -----------------------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C      CLASS R    ADVISOR CLASS
--------         -----------  -----------  -----------  -----------  -------------
October           2.55 cents   2.29 cents   2.29 cents   2.37 cents    2.62 cents
November          2.55 cents   2.29 cents   2.29 cents   2.37 cents    2.62 cents
December          2.55 cents   2.27 cents   2.28 cents   2.36 cents    2.64 cents
January           2.55 cents   2.27 cents   2.28 cents   2.36 cents    2.64 cents
February          2.55 cents   2.27 cents   2.28 cents   2.36 cents    2.64 cents
March             2.55 cents   2.26 cents   2.27 cents   2.35 cents    2.62 cents
                 -----------  -----------  -----------  -----------  -------------
TOTAL            15.30 CENTS  13.65 CENTS  13.69 CENTS  14.17 CENTS   15.78 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

U.S. Government: Intermediate Index returned +6.08% for the same period.(3) The Fund's return reflects the effect of management fees and expenses, while the BC U.S. Government: Intermediate Index does not have such costs. You can find the Fund's long-term performance data in the Performance Summary beginning on page 35.

INVESTMENT STRATEGY

We presently invest substantially all the Fund's assets in GNMA (Ginnie Mae) obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments may include short-term government securities and cash or cash equivalents.

MANAGER'S DISCUSSION

During the six-month reporting period, economic fundamentals deteriorated globally, as recessionary dynamics broadened and deepened. U.S. Treasury yields declined to multi-decade lows as the effects of liquidity and credit problems

3. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S.
Government: Intermediate Index is the intermediate component of the BC U.S. Government Index, which covers securities issued by the U.S. government (i.e., securities in the BC U.S. Treasury and Agency Indexes), including public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

32| Semiannual Report
impacted economic activity. In an ongoing effort to stabilize financial markets and restore confidence to investors, the U.S. Treasury and Federal Reserve announced several new initiatives aimed at increasing credit availability and reducing mortgage rates.

The overall mortgage-backed securities (MBS) market continued its strong performance, relative to many other credit-related sectors. Over the period, Ginnie Mae (GNMA) MBS could not keep up with the robust performance of comparable high credit-quality U.S. Treasuries but had a strong total return profile relative to most other fixed income sectors.

Consistent with its strategy, Franklin U.S. Government Securities Fund continued to invest substantially in GNMA MBS, and looked across the GNMA universe for strong cash flow fundamentals and valuations. During the period, GNMA MBS remained the only MBS backed by the full faith and credit of the U.S. government -- the same guarantee applicable to U.S. Treasuries.1 Although this guarantee mostly isolated the GNMA sector from credit market disruptions, it was not completely immune to the general market volatility experienced by high credit-quality MBS.

The primary risk for GNMA investors is prepayment risk, which occurs when residential mortgage pools prepay their underlying mortgages during the refinancing process, creating uncertain cash flows for investors. Rather than avoiding prepayment risk, the Fund sought to take advantage of discrepancies found in its prepayment valuations and the market's prepayment expectations. We used our experience and intensive research process to find pools that we believed contained these discrepancies. Although prepayments increased by the end of the period, they did not reach the extent experienced in past waves. According to our analysis, declines in home price appreciation and equity, as well as tighter underwriting standards, will likely lessen current prepayment activity.

Over time, the majority of the GNMA sector's returns came from income, and our strategy continued to emphasize it as well. Historically, we have strategically allocated our resources between the two primary pass-through programs offered by Ginnie Mae: GNMA I MBS (comprising single-issuer pools) and GNMA II MBS (comprising multiple-issuer pools). Over the period, we marginally decreased the Fund's allocation to GNMA II securities as the sector richened and the GNMA I sector began offering better value. In some cases we swapped GNMA IIs into GNMA Is.

The decline in Treasury and mortgage rates combined with the Federal Reserve Board's announcement that it would purchase agency mortgages as part of its quantitative easing policy increased prepayment risk in higher coupon MBS. In this environment, we reduced the portfolio's allocation to higher coupon MBS

                                                          Semiannual Report | 33
in favor of lower coupon MBS. We favored 30-year collateral bonds rather than their 15-year counterparts and continually evaluated opportunities across the GNMA sector and coupon spectrum to identify those securities that offered what we considered the best total return potential.

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

[PHOTO OF ROGER A. BAYSTON]
-s- Roger A. Bayston
Roger A. Bayston, CFA

[PHOTO OF JACK LEMEIN]
-s- Jack Lemein
Jack Lemein

[PHOTO OF PAUL VARUNOK]
-s- Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

34 | Semiannual Report

Performance Summary as of 3/31/09

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKUSX)                                            CHANGE     3/31/09     9/30/08
---------------------------------                                  ------     -------     -------
Net Asset Value (NAV)                                              +$0.23      $6.68       $6.45
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                                        $0.1530

CLASS B (SYMBOL: FUGBX)                                            CHANGE     3/31/09     9/30/08
---------------------------------                                  ------     -------     -------
Net Asset Value (NAV)                                              +$0.23      $6.67       $6.44
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                                        $0.1365

CLASS C (SYMBOL: FRUGX)                                            CHANGE     3/31/09     9/30/08
---------------------------------                                  ------     -------     -------
Net Asset Value (NAV)                                              +$0.22      $6.64       $6.42
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                                        $0.1369

CLASS R (SYMBOL: FUSRX)                                            CHANGE     3/31/09     9/30/08
---------------------------------                                  ------     -------     -------
Net Asset Value (NAV)                                              +$0.22      $6.67       $6.45
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                                        $0.1417

ADVISOR CLASS (SYMBOL: FUSAX)                                      CHANGE     3/31/09     9/30/08
---------------------------------                                  ------     -------     -------
Net Asset Value (NAV)                                              +$0.22      $6.69       $6.47
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                                        $0.1578

                                                          Semiannual Report | 35

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                    6-MONTH           1-YEAR    5-YEAR          10-YEAR
-------------------------------------      -------           ------    ------          -------
Cumulative Total Return(1)                  +6.02%            +6.62%   +26.47%         +69.23%
Average Annual Total Return(2)              +1.46%            +2.12%    +3.90%          +4.95%
   Distribution Rate(3)                              4.38%
   30-Day Standardized Yield(4)                      3.88%
   Total Annual Operating Expenses(5)                0.74%

CLASS B                                    6-MONTH           1-YEAR    5-YEAR          10-YEAR
-------------------------------------      -------           ------    ------          -------
Cumulative Total Return(1)                  +5.60%            +6.08%   +23.25%         +62.15%
Average Annual Total Return(2)              +1.60%            +2.08%    +3.93%          +4.95%
   Distribution Rate(3)                              4.07%
   30-Day Standardized Yield(4)                      3.55%
   Total Annual Operating Expenses(5)                1.26%

CLASS C                                    6-MONTH           1-YEAR    5-YEAR          10-YEAR
-------------------------------------      -------           ------    ------          -------
Cumulative Total Return(1)                  +5.63%            +5.96%   +23.17%         +60.44%
Average Annual Total Return(2)              +4.63%            +4.96%    +4.26%          +4.84%
   Distribution Rate(3)                              4.10%
   30-Day Standardized Yield(4)                      3.55%
   Total Annual Operating Expenses(5)                1.26%

CLASS R                                    6-MONTH           1-YEAR    5-YEAR    INCEPTION (1/1/02)
-------------------------------------      -------           ------    ------    -----------------
Cumulative Total Return(1)                  +5.68%            +6.25%   +23.99%         +38.37%
Average Annual Total Return(2)              +5.68%            +6.25%    +4.39%          +4.59%
   Distribution Rate(3)                              4.23%
   30-Day Standardized Yield(4)                      3.71%
   Total Annual Operating Expenses(5)                1.11%

ADVISOR CLASS                              6-MONTH           1-YEAR    5-YEAR          10-YEAR
-------------------------------------      -------           ------    ------          -------
Cumulative Total Return(1)                  +5.92%            +6.59%   +27.21%         +71.39%
Average Annual Total Return(2)              +5.92%            +6.59%    +4.93%          +5.54%
   Distribution Rate(3)                              4.70%
   30-Day Standardized Yield(4)                      4.21%
   Total Annual Operating Expenses(5)                0.61%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

36 | Semiannual Report

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/09.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/09.

5. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

                                                          Semiannual Report | 37

Your Fund's Expenses

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

38 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                              VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08 - 3/31/09
                                            -----------------   --------------   -------------------------
CLASS A
Actual                                            $1,000          $1,060.20                $3.65
Hypothetical (5% return before expenses)          $1,000          $1,021.39                $3.58

CLASS B
Actual                                            $1,000          $1,056.00                $6.30
Hypothetical (5% return before expenses)          $1,000          $1,018.80                $6.19

CLASS C
Actual                                            $1,000          $1,056.30                $6.31
Hypothetical (5% return before expenses)          $1,000          $1,018.80                $6.19

CLASS R
Actual                                            $1,000          $1,056.80                $5.54
Hypothetical (5% return before expenses)          $1,000          $1,019.55                $5.44

ADVISOR CLASS
Actual                                            $1,000          $1,059.20                $2.98
Hypothetical (5% return before expenses)          $1,000          $1,022.04                $2.92

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71%; B: 1.23%; C: 1.23%; R: 1.08%; and Advisor:
0.58%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

                                                          Semiannual Report | 39

Franklin Utilities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Utilities Fund
Based on Total Net Assets as of 3/31/09

                                  [BAR CHART]

Electric Utilities                                   49.7%
Multi-Utilities                                      37.6%
Independent Power Producers & Energy Traders          3.3%
Diversified Telecommunication Services                2.8%
Oil, Gas & Consumable Fuels                           2.5%
Gas Utilities                                         1.6%
Water Utilities                                       0.5%
Short-Term Investments & Other Net Assets             2.0%

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2009.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Utilities Fund - Class A had a -19.65% cumulative total return. The Fund performed better than its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a -30.54% total return for the same period.(1) The Fund performed comparably to the -20.54% total return of its narrow benchmark, the S&P 500 Utilities Index.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 42.

INVESTMENT STRATEGY

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

MANAGER'S DISCUSSION

An extreme bear market environment prevailed during much of the six months under review and utilities were not immune to the weakness. With waning demand arising from the intensifying global recession, it was also an especially difficult time for energy and related commodity stocks. Utility stocks did,

1. Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks for U.S. equity performance.

2. Source: (C) 2009 Morningstar. The S&P 500 Utilities Index is a market capitalization-weighted index consisting of all utility stocks in the S&P 500.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 95.

40 | Semiannual Report
however, show some of their typically defensive investment characteristics, and as a whole the group recorded smaller losses than the overall stock market.

Some of the Fund's electric utilities did not fare as well as others and represented the bulk of the portfolio's major detractors during the review period. A significant detractor from performance was FirstEnergy, an electric utility serving a region that includes Ohio, Pennsylvania and New Jersey. FirstEnergy's share price dropped significantly as a portion of the power it sells to electricity customers is influenced by general commodity prices. Several other electric utility holdings also produced significant losses:
Exelon, which operates in northern Illinois and southeastern Pennsylvania; Entergy, which provides electricity to four southern states; and Edison International, which distributes electricity primarily to central and southern California and is also the country's leading purchaser of renewable energy. Each of these companies sells electricity at market-based pricing, and a severe drop in electricity prices during the period impacted these firms' profitability.

Some holdings did manage to post gains during this difficult period, which helped mitigate the Fund's losses among other securities and buoyed its over-_all results. In particular, electric and natural gas utilities that are not directly exposed to commodity prices fared well. Among the most significant contributors in that regard were California-based multi-utility company PG&E and Washington state-based multi-utility company Puget Energy (no longer held by period-end), which was acquired by an investor consortium in February. In addition, FPL Group, a Florida-based electric utility, posted a positive return during the period. FPL benefited by increased interest in renewable energy, as it is the country's largest operator of wind-powered generation.

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

[PHOTO OF JOHN C. KOHLI]
-s- John C. Kohli
John C. Kohli, CFA
Portfolio Manager
Franklin Utilities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Utilities Fund
3/31/09

COMPANY                                              % OF TOTAL
SECTOR/INDUSTRY                                      NET ASSETS
-----------------------------------                  ----------
Exelon Corp.                                               5.7%
   ELECTRIC UTILITIES
Entergy Corp.                                              4.7%
   ELECTRIC UTILITIES
PG&E Corp.                                                 4.6%
   MULTI-UTILITIES
FPL Group Inc.                                             4.4%
   ELECTRIC UTILITIES
Sempra Energy                                              4.2%
   MULTI-UTILITIES
The Southern Co.                                           4.2%
   ELECTRIC UTILITIES
Public Service Enterprise Group Inc.                       3.6%
   MULTI-UTILITIES
FirstEnergy Corp.                                          3.5%
   ELECTRIC UTILITIES
PPL Corp.                                                  3.3%
   ELECTRIC UTILITIES
Duke Energy Corp.                                          3.1%
   ELECTRIC UTILITIES

                                                          Semiannual Report | 41

Performance Summary as of 3/31/09

FRANKLIN UTILITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKUTX)                              CHANGE    3/31/09    9/30/08
---------------------------------                    ------    -------    -------
Net Asset Value (NAV)                                -$2.63     $9.29     $ 11.92
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                           $0.2140
Long-Term Capital Gain                    $0.0773
   TOTAL                                  $0.2913

CLASS B (SYMBOL: FRUBX)                              CHANGE    3/31/09    9/30/08
---------------------------------                    ------    -------    -------
Net Asset Value (NAV)                                -$2.62     $9.29     $ 11.91
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                           $0.1848
Long-Term Capital Gain                    $0.0773
   TOTAL                                  $0.2621

CLASS C (SYMBOL: FRUSX)                              CHANGE    3/31/09    9/30/08
---------------------------------                    ------    -------    -------
Net Asset Value (NAV)                                -$2.62     $9.26     $ 11.88
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                           $0.1863
Long-Term Capital Gain                    $0.0773
   TOTAL                                  $0.2636

CLASS R (SYMBOL: FRURX)                              CHANGE    3/31/09    9/30/08
---------------------------------                    ------    -------    -------
Net Asset Value (NAV)                                -$2.62     $9.27     $ 11.89
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                           $0.1948
Long-Term Capital Gain                    $0.0773
   TOTAL                                  $0.2721

ADVISOR CLASS (SYMBOL: FRUAX)                        CHANGE    3/31/09    9/30/08
---------------------------------                    ------    -------    -------
Net Asset Value (NAV)                                -$2.64     $9.34     $ 11.98
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                           $0.2220
Long-Term Capital Gain                    $0.0773
   TOTAL                                  $0.2993

42 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          6-MONTH            1-YEAR     5-YEAR         10-YEAR
-------------------------------------            -------           --------   --------       ---------
Cumulative Total Return(1)                        -19.65%           -25.90%    +24.38%         +74.30%
Average Annual Total Return(2)                    -23.07%           -29.04%     +3.57%          +5.26%
Value of $10,000 Investment(3)                   $ 7,693           $ 7,096    $11,914         $16,689
   Distribution Rate(4)                                    4.16%
   30-Day Standardized Yield(5)                            4.23%
   Total Annual Operating Expenses(6)                      0.74%

CLASS B                                          6-MONTH            1-YEAR     5-YEAR         10-YEAR
-------------------------------------            -------           --------   --------       ---------
Cumulative Total Return(1)                        -19.84%           -26.27%    +21.24%         +67.44%
Average Annual Total Return(2)                    -22.96%           -29.10%     +3.60%          +5.29%
Value of $10,000 Investment(3)                   $ 7,704           $ 7,090    $11,934         $16,744
   Distribution Rate(4)                                    3.71%
   30-Day Standardized Yield(5)                            3.93%
   Total Annual Operating Expenses(6)                      1.24%

CLASS C                                          6-MONTH            1-YEAR     5-YEAR         10-YEAR
-------------------------------------            -------           --------   --------       ---------
Cumulative Total Return(1)                        -19.87%           -26.31%    +21.22%         +65.63%
Average Annual Total Return(2)                    -20.65%           -27.02%     +3.92%          +5.18%
Value of $10,000 Investment(3)                   $ 7,935           $ 7,298    $12,122         $16,563
   Distribution Rate(4)                                    3.76%
   30-Day Standardized Yield(5)                            3.94%
   Total Annual Operating Expenses(6)                      1.24%

CLASS R                                          6-MONTH            1-YEAR     5-YEAR    INCEPTION (1/1/02)
-------------------------------------            -------           --------   --------   ------------------
Cumulative Total Return(1)                        -19.78%           -26.11%    +22.25%         +35.12%
Average Annual Total Return(2)                    -19.78%           -26.11%     +4.10%          +4.24%
Value of $10,000 Investment(3)                   $ 8,022           $ 7,389    $12,225         $13,512
   Distribution Rate(4)                                    3.94%
   30-Day Standardized Yield(5)                            4.07%
   Total Annual Operating Expenses(6)                      1.09%

ADVISOR CLASS                                    6-MONTH            1-YEAR     5-YEAR         10-YEAR
-------------------------------------            -------           --------   --------       ---------
Cumulative Total Return(1)                        -19.57%           -25.74%    +25.33%         +76.88%
Average Annual Total Return(2)                    -19.57%           -25.74%     +4.62%          +5.87%
Value of $10,000 Investment(3)                   $ 8,043           $ 7,426    $12,533         $17,688
   Distribution Rate(4)                                    4.49%
   30-Day Standardized Yield(5)                            4.55%
   Total Annual Operating Expenses(6)                      0.59%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                          Semiannual Report | 43

ENDNOTES

IN ADDITION TO SENSITIVITY TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES HAVE BEEN HISTORICALLY SENSITIVE TO INTEREST RATE CHANGES. WHEN INTEREST RATES FALL, UTILITY SECURITIES PRICES, AND THUS A UTILITIES FUND'S SHARE PRICE, TEND TO RISE; WHEN INTEREST RATES RISE, THEIR PRICES GENERALLY FALL. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/09.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/09.

6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

44 | Semiannual Report

Your Fund's Expenses

FRANKLIN UTILITIES FUND

As a Fund shareholder, you can incur two types of costs:

-     Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                          Semiannual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                               BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                                 VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08-3/31/09
                                               -----------------   --------------  -------------------------
CLASS A
Actual                                               $1,000          $  803.50               $3.51
Hypothetical (5% return before expenses)             $1,000          $1,021.04               $3.93

CLASS B
Actual                                               $1,000          $  801.60               $5.79
Hypothetical (5% return before expenses)             $1,000          $1,018.50               $6.49

CLASS C
Actual                                               $1,000          $  801.30               $5.79
Hypothetical (5% return before expenses)             $1,000          $1,018.50               $6.49

CLASS R
Actual                                               $1,000          $  802.20               $5.12
Hypothetical (5% return before expenses)             $1,000          $1,019.25               $5.74

ADVISOR CLASS
Actual                                               $1,000          $  804.30               $2.88
Hypothetical (5% return before expenses)             $1,000          $1,021.74               $3.23

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.78%; B: 1.29%; C: 1.29%; R: 1.14%; and Advisor:
0.64%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

46 | Semiannual Report

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN DYNATECH FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31, 2009   ------------------------------------------------------------
                                                     (UNAUDITED)       2008         2007         2006         2005         2004
                                                   ----------------  --------     --------     --------     --------     --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)
Net asset value, beginning of period ............     $  24.87       $  32.33     $  25.80     $  24.98     $  22.01     $  20.17
                                                      --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ..............        (0.02)         (0.08)       (0.08)       (0.05)       (0.01)       (0.09)
   Net realized and unrealized gains
     (losses) ...................................        (6.00)         (6.67)        6.61         0.87         2.98         1.93
                                                      --------       --------     --------     --------     --------     --------
Total from investment operations ................        (6.02)         (6.75)        6.53         0.82         2.97         1.84
                                                      --------       --------     --------     --------     --------     --------
Less distributions from net realized gains ......        (1.58)         (0.71)          --           --           --           --
                                                      --------       --------     --------     --------     --------     --------
Redemption fees(c) ..............................           --             --(d)        --(d)        --(d)        --(d)        --(d)
                                                      --------       --------     --------     --------     --------     --------
Net asset value, end of period ..................     $  17.27       $  24.87     $  32.33     $  25.80     $  24.98     $  22.01
                                                      ========       ========     ========     ========     ========     ========

Total return(e) .................................       (23.54)%       (21.36)%      25.31%        3.28%       13.49%        9.12%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .....................................         1.16%          0.97%        0.99%        0.97%        1.00%        0.97%
Net investment income (loss) ....................        (0.28)%        (0.26)%      (0.30)%      (0.20)%      (0.02)%      (0.41)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............     $380,946       $388,843     $553,347     $590,633     $628,732     $640,120
Portfolio turnover rate .........................        29.92%         41.01%       18.03%       18.61%       17.26%       14.93%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 47

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31, 2009   ------------------------------------------------------------
                                                     (UNAUDITED)       2008         2007         2006         2005         2004
                                                   ----------------  --------     --------     --------     --------     --------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)
Net asset value, beginning of period ............      $ 23.48       $  30.78     $  24.75     $  24.15     $  21.43     $  19.79
                                                       -------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ..............        (0.08)         (0.29)       (0.28)       (0.23)       (0.18)       (0.25)
   Net realized and unrealized gains
     (losses) ...................................        (5.68)         (6.30)        6.31         0.83         2.90         1.89
                                                       -------       --------     --------     --------     --------     --------
Total from investment operations ................        (5.76)         (6.59)        6.03         0.60         2.72         1.64
                                                       -------       --------     --------     --------     --------     --------
Less distributions from net realized
  gains .........................................        (1.58)         (0.71)          --           --           --           --
                                                       -------       --------     --------     --------     --------     --------
Redemption fees(c) ..............................           --             --(d)        --(d)        --(d)        --(d)        --(d)
                                                       -------       --------     --------     --------     --------     --------
Net asset value, end of period ..................      $ 16.14       $  23.48     $  30.78     $  24.75     $  24.15     $  21.43
                                                       =======       ========     ========     ========     ========     ========

Total return(e) .................................       (23.81)%       (21.96)%      24.36%        2.48%       12.69%        8.29%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .....................................         1.92%          1.73%        1.75%        1.72%        1.74%        1.72%
Net investment income (loss) ....................        (1.04)%        (1.02)%      (1.06)%      (0.95)%      (0.76)%      (1.16)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $12,458       $ 10,704     $ 16,625     $ 18,718     $ 19,497     $ 18,824
Portfolio turnover rate .........................        29.92%         41.01%       18.03%       18.61%       17.26%       14.93%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                   SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31, 2009   ------------------------------------------------------------
                                                     (UNAUDITED)       2008         2007         2006         2005         2004
                                                   ----------------  --------     --------     --------     --------     --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)
Net asset value, beginning of period ............      $ 23.23       $  30.46     $  24.50     $  23.90     $  21.21     $  19.59
                                                       -------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ..............        (0.08)         (0.28)       (0.28)       (0.23)       (0.17)       (0.25)
   Net realized and unrealized gains
     (losses) ...................................        (5.62)         (6.24)        6.24         0.83         2.86         1.87
                                                       -------       --------     --------     --------     --------     --------
Total from investment operations ................        (5.70)         (6.52)        5.96         0.60         2.69         1.62
                                                       -------       --------     --------     --------     --------     --------
Less distributions from net realized
  gains .........................................        (1.58)         (0.71)          --           --           --           --
                                                       -------       --------     --------     --------     --------     --------
Redemption fees(c) ..............................           --             --(d)        --(d)        --(d)        --(d)        --(d)
                                                       -------       --------     --------     --------     --------     --------
Net asset value, end of period ..................      $ 15.95       $  23.23     $  30.46     $  24.50     $  23.90     $  21.21
                                                       =======       ========     ========     ========     ========     ========

Total return(e) .................................       (23.85)%       (21.93)%      24.33%        2.51%       12.68%        8.27%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .....................................         1.92%          1.73%        1.74%        1.71%        1.74%        1.72%
Net investment income (loss) ....................        (1.04)%        (1.02)%      (1.05)%      (0.94)%      (0.76)%      (1.16)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $62,439       $ 53,289     $ 70,413     $ 69,069     $ 73,587     $ 75,642
Portfolio turnover rate .........................        29.92%         41.01%       18.03%       18.61%       17.26%       14.93%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 49

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                                       PERIOD ENDED
                                                                     MARCH 31, 2009(a)
                                                                        (UNAUDITED)
                                                                     -----------------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period                                      $ 15.66
                                                                          -------
Income from investment operations(b):
   Net investment income (loss)(c)                                          (0.03)
   Net realized and unrealized gains (losses)                                1.61
                                                                          -------
Total from investment operations                                             1.58
                                                                          -------
Net asset value, end of period                                            $ 17.24
                                                                          =======

Total return(d)                                                             10.09%

RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f)                                                                  1.42%
Net investment income (loss)                                                (0.54)%

SUPPLEMENTAL DATA
Net assets, end of period (000's)                                         $ 4,602
Portfolio turnover rate                                                     29.92%

(a) For the period December 1, 2008 (effective date) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e) Ratios are annualized for periods less than one year.

(f) Benefit of expense reduction rounds to less than 0.01%.

50 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                                    SIX MONTHS ENDED   PERIOD ENDED
                                                                     MARCH 31, 2009    SEPTEMBER 30,
                                                                       (UNAUDITED)        2008(a)
                                                                    ----------------   -------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................       $ 24.90           $ 31.40
                                                                        -------           -------
Income from investment operations(b):
   Net investment income (loss)(c) ..............................            --(d)          (0.01)
   Net realized and unrealized gains (losses) ...................         (6.01)            (6.49)
                                                                        -------           -------
Total from investment operations ................................         (6.01)            (6.50)
                                                                        -------           -------
Less distributions from net realized gains ......................         (1.58)               --
                                                                        -------           -------
Redemption fees(e) ..............................................            --                --(d)
                                                                        -------           -------
Net asset value, end of period ..................................       $ 17.31           $ 24.90
                                                                        -------           -------

Total return(f) .................................................        (23.47)%          (20.70)%

RATIOS TO AVERAGE NET ASSETS(g)
Expenses(h) .....................................................          0.92%             0.73%
Net investment income (loss) ....................................         (0.04)%          ( 0.02)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................       $ 5,020           $ 1,938
Portfolio turnover rate .........................................         29.92%            41.01%

   Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 51

Franklin Custodian Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

                     FRANKLIN DYNATECH FUND                           COUNTRY      SHARES/WARRANTS      VALUE
----------------------------------------------------------------   -------------   ---------------   -----------
   COMMON STOCKS AND OTHER EQUITY INTERESTS 98.6%
   AEROSPACE & DEFENSE 1.3%
   Precision Castparts Corp ....................................   United States       100,000       $ 5,990,000
                                                                                                     -----------
   AIR FREIGHT & LOGISTICS 1.5%
   C.H. Robinson Worldwide Inc .................................   United States       150,000         6,841,500
                                                                                                     -----------
   BIOTECHNOLOGY 10.1%
(a)Amgen Inc. ..................................................   United States        21,900         1,084,487
(a)Celgene Corp. ...............................................   United States       244,800        10,869,120
(a)Cephalon Inc. ...............................................   United States        35,000         2,383,500
(a)Genzyme Corp. ...............................................   United States        65,000         3,860,350
(a)Gilead Sciences Inc. ........................................   United States       369,600        17,119,872
(a)Myriad Genetics Inc. ........................................   United States       214,200         9,739,674
(a)OSI Pharmaceuticals Inc. ....................................   United States        50,000         1,913,000
                                                                                                     -----------
                                                                                                      46,970,003
                                                                                                     -----------
   CAPITAL MARKETS 0.7%
   The Goldman Sachs Group Inc. ................................   United States        10,000         1,060,200
   Invesco Ltd. ................................................   United States       150,000         2,079,000
                                                                                                     -----------
                                                                                                       3,139,200
                                                                                                     -----------
   CHEMICALS 3.7%
   Monsanto Co. ................................................   United States       105,000         8,725,500
   Sigma-Aldrich Corp. .........................................   United States       225,000         8,502,750
                                                                                                     -----------
                                                                                                      17,228,250
                                                                                                     -----------
   COMMERCIAL SERVICES & SUPPLIES 1.1%
(a)Stericycle Inc. .............................................   United States       110,000         5,250,300
                                                                                                     -----------
   COMMUNICATIONS EQUIPMENT 6.5%
(a)Cisco Systems Inc. ..........................................   United States       612,300        10,268,271
(a,b)Dilithium Networks Inc., wts., 12/31/09 ...................   United States         4,126                --
   QUALCOMM Inc. ...............................................   United States       310,000        12,062,100
(a)Research In Motion Ltd. .....................................       Canada          120,000         5,168,400
(a)Tandberg ASA. ...............................................       Norway          200,000         2,946,686
                                                                                                     -----------
                                                                                                      30,445,457
                                                                                                     -----------
   COMPUTERS & PERIPHERALS 7.6%
(a)Apple Inc. ..................................................   United States       220,000        23,126,400
   Hewlett-Packard Co. .........................................   United States       363,900        11,666,634
(a)NetApp Inc. .................................................   United States        45,100           669,284
                                                                                                     -----------
                                                                                                      35,462,318
                                                                                                     -----------
   CONSUMER FINANCE 0.2%
   American Express Co. ........................................   United States        50,000           681,500
                                                                                                     -----------
   DIVERSIFIED FINANCIAL SERVICES 0.9%
   CME Group Inc. ..............................................   United States        10,000         2,463,900
   JPMorgan Chase & Co. ........................................   United States        50,000         1,329,000
   Moody's Corp. ...............................................   United States        20,000           458,400
                                                                                                     -----------
                                                                                                       4,251,300
                                                                                                     -----------

52 | Semiannual Report

Franklin Custodian Funds

                     FRANKLIN DYNATECH FUND                           COUNTRY      SHARES/WARRANTS      VALUE
----------------------------------------------------------------   -------------   ---------------   -----------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
   ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 1.3%
(a)Dolby Laboratories Inc., A. .................................   United States       120,000       $ 4,093,200
(a)FLIR Systems Inc. ...........................................   United States       100,000         2,048,000
                                                                                                     -----------
                                                                                                       6,141,200
                                                                                                     -----------
   ENERGY EQUIPMENT & SERVICES 4.1%
(a)FMC Technologies Inc. .......................................   United States       300,000         9,411,000
(a)National Oilwell Varco Inc. .................................   United States        50,000         1,435,500
   Schlumberger Ltd. ...........................................   United States       200,000         8,124,000
                                                                                                     -----------
                                                                                                      18,970,500
                                                                                                     -----------
   HEALTH CARE EQUIPMENT & SUPPLIES 6.8%
   Alcon Inc. ..................................................    Switzerland         50,000         4,545,500
   Baxter International Inc. ...................................   United States       112,500         5,762,250
   C. R. Bard Inc. .............................................   United States        82,500         6,576,900
   Medtronic Inc. ..............................................   United States       200,000         5,894,000
(a)St. Jude Medical Inc. .......................................   United States        80,000         2,906,400
   Stryker Corp. ...............................................   United States       170,000         5,786,800
                                                                                                     -----------
                                                                                                      31,471,850
                                                                                                     -----------
   HEALTH CARE PROVIDERS & SERVICES 2.3%
(a)Express Scripts Inc. ........................................   United States       150,000         6,925,500
(a)Laboratory Corp. of America Holdings. .......................   United States        28,300         1,655,267
(a)VCA Antech Inc. .............................................   United States       100,000         2,255,000
                                                                                                     -----------
                                                                                                      10,835,767
                                                                                                     -----------
   HEALTH CARE TECHNOLOGY 1.2%
(a)Cerner Corp. ................................................   United States       125,000         5,496,250
                                                                                                     -----------
   INDUSTRIAL CONGLOMERATES 0.1% ...............................
   General Electric Co. ........................................   United States        20,000           202,200
                                                                                                     -----------
   INTERNET & CATALOG RETAIL 3.2%
(a)Amazon.com Inc. .............................................   United States       150,000        11,016,000
(a)Priceline.com Inc. ..........................................   United States        50,000         3,939,000
                                                                                                     -----------
                                                                                                      14,955,000
                                                                                                     -----------
   INTERNET SOFTWARE & SERVICES 5.9%
(a)Baidu.com, ADR. .............................................       China            25,000         4,415,000
(a)Google Inc., A. .............................................   United States        50,200        17,472,612
(a)MercadoLibre Inc. ...........................................     Argentina          80,000         1,484,000
(a)Sohu.com Inc. ...............................................       China            50,000         2,065,500
   Tencent Holdings Ltd. .......................................       China           250,000         1,851,506
                                                                                                     -----------
                                                                                                      27,288,618
                                                                                                     -----------
   IT SERVICES 5.5%
(a)Affiliated Computer Services Inc., A. .......................   United States       100,000         4,789,000
   MasterCard Inc., A. .........................................   United States        42,000         7,034,160
   Visa Inc., A. ...............................................   United States       250,000        13,900,000
                                                                                                     -----------
                                                                                                      25,723,160
                                                                                                     -----------

                                                          Semiannual Report | 53

Franklin Custodian Funds

                     FRANKLIN DYNATECH FUND                           COUNTRY      SHARES/WARRANTS      VALUE
----------------------------------------------------------------   -------------   ---------------   -----------
   COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
   LIFE SCIENCES TOOLS & SERVICES 3.6%
(a)Illumina Inc. ...............................................   United States        100,000      $ 3,724,000
   Pharmaceutical Product Development Inc. .....................   United States         63,400        1,503,848
(a)Thermo Fisher Scientific Inc. ...............................   United States        125,000        4,458,750
(a)Waters Corp. ................................................   United States        195,300        7,216,335
                                                                                                     -----------
                                                                                                      16,902,933
                                                                                                     -----------
   MACHINERY 1.0%
   Danaher Corp. ...............................................   United States         35,000        1,897,700
   Flowserve Corp. .............................................   United States         50,000        2,806,000
                                                                                                     -----------
                                                                                                       4,703,700
                                                                                                     -----------
   MEDIA 0.3%
(a)The DIRECTV Group Inc. ......................................   United States         70,000        1,595,300
                                                                                                     -----------
   PHARMACEUTICALS 10.0%
   Abbott Laboratories. ........................................   United States         60,000        2,862,000
   Allergan Inc. ...............................................   United States         50,000        2,388,000
   Johnson & Johnson. ..........................................   United States        184,000        9,678,400
   Merck KGaA. .................................................      Germany            20,000        1,762,655
   Novo-Nordisk AS, ADR. .......................................      Denmark            80,000        3,838,400
   Roche Holding AG. ...........................................    Switzerland          50,000        6,859,903
   Schering-Plough Corp. .......................................   United States        150,000        3,532,500
   Teva Pharmaceutical Industries Ltd., ADR. ...................       Israel           350,000       15,767,500
                                                                                                     -----------
                                                                                                      46,689,358
                                                                                                     -----------
   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 7.5%
(a)Cree Inc. ...................................................   United States         20,000          470,600
(a)Hittite Microwave Corp. .....................................   United States        100,000        3,120,000
   Intel Corp. .................................................   United States      1,125,000       16,931,250
(a)Lam Research Corp. ..........................................   United States        150,000        3,415,500
   Microchip Technology Inc. ...................................   United States        180,000        3,814,200
(a)Netlogic Microsystems Inc. ..................................   United States        100,000        2,748,000
   Power Integrations Inc. .....................................   United States        100,000        1,720,000
(a)Silicon Laboratories Inc. ...................................   United States        100,000        2,640,000
                                                                                                     -----------
                                                                                                      34,859,550
                                                                                                     -----------
   SOFTWARE 8.7%
(a)Activision Blizzard Inc. ....................................   United States        500,000        5,230,000
(a)Adobe Systems Inc. ..........................................   United States        380,000        8,128,200
(a)ANSYS Inc. ..................................................   United States        175,000        4,392,500
(a)Autodesk Inc. ...............................................   United States        150,000        2,521,500
(a)Concur Technologies Inc. ....................................   United States        100,000        1,919,000
   Microsoft Corp. .............................................   United States        250,000        4,592,500
   Nintendo Co. Ltd., ADR. .....................................       Japan            135,000        4,927,500
(a)Oracle Corp. ................................................   United States        300,000        5,421,000
(a)Salesforce.com Inc. .........................................   United States        100,000        3,273,000
                                                                                                     -----------
                                                                                                      40,405,200
                                                                                                     -----------

54 | Semiannual Report

Franklin Custodian Funds

                              FRANKLIN DYNATECH FUND                                   COUNTRY      SHARES/WARRANTS       VALUE
----------------------------------------------------------------------------------  -------------   ----------------   ------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
       WIRELESS TELECOMMUNICATION SERVICES 3.5%
       America Movil SAB de CV, L, ADR ...........................................      Mexico            47,600       $  1,289,008
    (a)American Tower Corp., A ...................................................  United States        319,535          9,723,450
       China Mobile (Hong Kong) Ltd., ADR ........................................       China            12,600            548,352
       Rogers Communications Inc., B .............................................      Canada            76,200          1,755,788
    (a)SBA Communications Corp. ..................................................  United States        130,400          3,038,320
                                                                                                                       ------------
                                                                                                                         16,354,918
                                                                                                                       ------------
       TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
         (COST $370,894,128) .....................................................                                      458,855,332
                                                                                                                       ------------
       PREFERRED STOCKS (COST $289,500) 0.0%(c)
       COMMUNICATIONS EQUIPMENT 0.0%(c)
(a,b)Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES ...........  United States        124,248            162,765
                                                                                                                       ------------

                                                                                                    PRINCIPAL AMOUNT
                                                                                                    ----------------
       NOTES (COST $4,807) 0.0%(c)
       COMMUNICATIONS EQUIPMENT 0.0%(c)
(a,b)Dilithium Networks Inc., 11.00%, 12/31/09 ...................................  United States          4,807              4,807
                                                                                                                       ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
         (COST $371,188,435)                                                                                            459,022,904
                                                                                                                       ------------

                                                                                                         SHARES
                                                                                                    ----------------
       SHORT TERM INVESTMENTS (COST $10,188,175) 2.2%
       MONEY MARKET FUNDS 2.2%
    (d)Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.13% ......  United States     10,188,175         10,188,175
                                                                                                                       ------------
       TOTAL INVESTMENTS (COST $381,376,610) 100.8% ..............................                                      469,211,079
       OTHER ASSETS, LESS LIABILITIES (0.8)% .....................................                                       (3,744,870)
                                                                                                                       ------------
       NET ASSETS 100.0% .........................................................                                     $465,466,209
                                                                                                                       ============

See Abbreviations on page 127.

(a) Non-income producing.

(b) See Note 9 regarding restricted and illiquid securities.

(c) Rounds to less than 0.1% of net assets.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 55

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH FUND

                                         SIX MONTHS ENDED                         YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2009   ----------------------------------------------------------------------
                                            (UNAUDITED)       2008           2007          2006            2005          2004
                                         ----------------  ----------     ----------     ----------     ----------     ----------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)
Net asset value, beginning
  of period ...........................    $    37.17      $    46.36     $    39.10     $    34.83     $    30.58     $    26.87
                                           ----------      ----------     ----------     ----------     ----------     ----------
Income from investment operations(a):
   Net investment income(b) ...........          0.18            0.24           0.16           0.12           0.13           0.06
   Net realized and unrealized
     gains (losses) ...................        (10.32)          (9.30)          7.21           4.21           4.20           3.68
                                           ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations ......        (10.14)          (9.06)          7.37           4.33           4.33           3.74
                                           ----------      ----------     ----------     ----------     ----------     ----------
Less distributions from net
  investment income ...................         (0.31)          (0.13)         (0.11)         (0.06)         (0.08)         (0.03)
                                           ----------      ----------     ----------     ----------     ----------     ----------
Redemption fees(c) ....................            --              --(d)          --(d)          --(d)          --(d)          --(d)
                                           ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period ........    $    26.72      $    37.17     $    46.36     $    39.10     $    34.83     $    30.58
                                           ==========      ==========     ==========     ==========     ==========     ==========

Total return(e) .......................        (27.27)%        (19.59)%         18.87%        12.46%         14.17%         13.92%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          0.99%           0.89%          0.93%          0.91%          0.94%          0.98%
Net investment income .................          1.27%           0.56%          0.37%          0.34%          0.40%          0.20%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $1,213,355      $1,708,612     $2,123,419     $1,695,802     $1,567,675     $1,531,871
Portfolio turnover rate ...............          2.04%           5.64%          0.37%          2.21%          1.16%          1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

56 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                                    SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                     MARCH 31, 2009   -----------------------------------------------------------
                                                       (UNAUDITED)     2008         2007         2006         2005         2004
                                                    ----------------  -------     --------     --------     --------     --------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)
Net asset value, beginning of period .............      $ 35.44       $ 44.42     $  37.65     $  33.73     $  29.77     $  26.32
                                                        -------       -------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ...............         0.07         (0.08)       (0.16)       (0.15)       (0.11)       (0.16)
   Net realized and unrealized gains
    (losses) .....................................        (9.83)        (8.90)        6.93         4.07         4.07         3.61
                                                        -------       -------     --------     --------     --------     --------
Total from investment operations .................        (9.76)        (8.98)        6.77         3.92         3.96         3.45
                                                        -------       -------     --------     --------     --------     --------
Redemption fees(c)                                           --            --(d)        --(d)        --(d)        --(d)        --(d)
                                                        -------       -------     --------     --------     --------     --------
Net asset value, end of period ...................      $ 25.68       $ 35.44     $  44.42     $  37.65     $  33.73     $  29.77
                                                        =======       =======     ========     ========     ========     ========

Total return(e) ..................................       (27.54)%      (20.22)%      17.98%       11.62%       13.30%       13.11%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ......................................         1.75%         1.64%        1.69%        1.67%        1.69%        1.73%
Net investment income (loss) .....................         0.51%        (0.19)%      (0.39)%      (0.42)%      (0.35)%      (0.55)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $55,163       $89,779     $138,640     $122,871     $123,926     $121,986
Portfolio turnover rate ..........................         2.04%         5.64%        0.37%        2.21%        1.16%        1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 57

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                         SIX MONTHS ENDED                         YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2009   ----------------------------------------------------------------------
                                            (UNAUDITED)       2008           2007          2006           2005           2004
                                         ----------------  ----------     ----------     ---------      ----------     ----------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)
Net asset value, beginning
  of period ...........................    $    35.14      $    44.03     $    37.32     $   33.43      $    29.51     $    26.09
                                           ----------      ----------     ----------     ---------      ----------     ----------
Income from investment operations(a):
   Net investment income (loss)(b) ....          0.07           (0.08)         (0.16)        (0.15)          (0.11)         (0.16)
   Net realized and unrealized
     gains (losses) ...................         (9.75)          (8.81)          6.87          4.04            4.03           3.58
                                           ----------      ----------     ----------     ---------      ----------     ----------
Total from investment operations ......         (9.68)          (8.89)          6.71          3.89            3.92           3.42
                                           ----------      ----------     ----------     ---------      ----------     ----------
Less distributions from net
  investment income ...................         (0.02)             --             --            --              --             --
                                           ----------      ----------     ----------     ---------      ----------     ----------
Redemption fees(c)                                 --              --(d)          --(d)         --(d)           --(d)          --(d)
                                           ----------      ----------     ----------     ---------      ----------     ----------
Net asset value, end of period ........    $    25.44      $    35.14     $    44.03     $   37.32      $    33.43     $    29.51
                                           ==========      ==========     ==========     =========      ==========     ==========

Total return(e) .......................        (27.54)%        (20.19)%        17.98%        11.60%          13.32%         13.11%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................          1.75%           1.64%          1.69%         1.66%           1.69%          1.73%
Net investment income (loss) ..........          0.51%          (0.19)%        (0.39)%       (0.41)%         (0.35)%        (0.55)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....    $  178,792      $  255,425     $  340,671     $ 273,512      $  270,538     $  270,131
Portfolio turnover rate ...............          2.04%           5.64%          0.37%         2.21%           1.16%          1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year. (g)Benefit of expense reduction rounds to less than 0.01%.

58 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

FRANKLIN CUSTODIAN FUNDS

FRANKLIN GROWTH FUND

                                                    SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                                     MARCH 31, 2009   ---------------------------------------------------------
                                                       (UNAUDITED)      2008        2007        2006         2005        2004
                                                    ----------------  --------    --------    ---------    --------    --------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............  $       36.87     $  45.99    $  38.80    $   34.59    $  30.39    $  26.74
                                                    -------------     --------    --------    ---------    --------    --------
Income from investment operations(a):

   Net investment income (loss)(b) ...............           0.14         0.14        0.04         0.02        0.05       (0.02)
   Net realized and unrealized gains (losses) ....         (10.23)       (9.23)       7.16         4.19        4.16        3.67
                                                    -------------     --------    --------    ---------    --------    --------
Total from investment operations .................         (10.09)       (9.09)       7.20         4.21        4.21        3.65
                                                    -------------     --------    --------    ---------    --------    --------
Less distributions from net investment income ....          (0.11)       (0.03)      (0.01)          --(c)    (0.01)         --
                                                    -------------     --------    --------    ---------    --------    --------
Redemption fees(d) ...............................             --           --(c)       --(c)        --(c)       --(c)       --(c)
                                                    -------------     --------    --------    ---------    --------    --------
Net asset value, end of period ...................  $       26.67     $  36.87    $  45.99    $   38.80    $  34.59    $  30.39
                                                    =============     ========    ========    =========    ========    ========

Total return(e) ..................................         (27.37)%     (19.78)%     18.55%       12.18%      13.87%      13.65%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ......................................           1.25%        1.14%       1.19%        1.17%       1.19%       1.23%
Net investment income (loss) .....................           1.01%        0.31%       0.11%        0.08%       0.15%      (0.05)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ................  $      27,751     $ 30,175    $ 53,134    $  37,804    $ 27,818    $ 20,060
Portfolio turnover rate ..........................           2.04%        5.64%       0.37%        2.21%       1.16%       1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 59

FRANKLIN CUSTODIAN FUNDS

FRANKLIN GROWTH FUND

                                                   SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31, 2009               -----------------------------------
                                                      (UNAUDITED)      2008         2007        2006         2005         2004
                                                   ----------------  --------    ---------    ---------    ---------    ---------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............  $       37.25     $  46.45    $   39.17    $   34.89    $   30.63    $   26.91
                                                   -------------     --------    ---------    ---------    ---------    ---------
Income from investment operations(a):

   Net investment income(b) .....................           0.21         0.34         0.27         0.22         0.21         0.14

   Net realized and unrealized gains (losses) ...         (10.34)       (9.31)        7.21         4.21         4.21         3.67
                                                   -------------     --------    ---------    ---------    ---------    ---------
Total from investment operations ................         (10.13)       (8.97)        7.48         4.43         4.42         3.81
                                                   -------------     --------    ---------    ---------    ---------    ---------
Less distributions from net investment income ...          (0.40)       (0.23)       (0.20)       (0.15)       (0.16)       (0.09)
                                                   -------------     --------    ---------    ---------    ---------    ---------
Redemption fees(c) ..............................             --           --(d)        --(d)        --(d)        --(d)        --(d)
                                                   -------------     --------    ---------    ---------    ---------    ---------
Net asset value, end of period ..................  $       26.72     $  37.25    $   46.45    $   39.17    $   34.89    $   30.63
                                                   =============     ========    =========    =========    =========    =========

Total return(e) .................................         (27.16)%     (19.39)%      19.16%       12.73%       14.45%       14.19%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) .....................................           0.75%        0.64%        0.69%        0.67%        0.69%        0.73%
Net investment income ...........................           1.51%        0.81%        0.61%        0.58%        0.65%        0.45%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............  $     185,794     $256,988    $ 363,221    $ 274,603    $ 221,752    $ 133,332
Portfolio turnover rate .........................           2.04%        5.64%        0.37%        2.21%        1.16%        1.56%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

60 | The accompanying notes are an integral part of these financial statements.
     | Semiannual Report

FRANKLIN CUSTODIAN FUNDS

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

                                     FRANKLIN GROWTH FUND                                          SHARES         VALUE
-----------------------------------------------------------------------------------------------   ---------   -------------
   COMMON STOCKS 94.1%
   AUTOMOBILES & COMPONENTS 1.5%
(a)Ford Motor Co. .............................................................................   1,100,000   $   2,893,000
   Harley-Davidson Inc. .......................................................................     400,000       5,356,000
   Johnson Controls Inc. ......................................................................   1,200,000      14,400,000
   Toyota Motor Corp., ADR (Japan) ............................................................      30,000       1,899,000
                                                                                                              -------------
                                                                                                                 24,548,000
                                                                                                              -------------

   CAPITAL GOODS 25.4%
   3M Co. .....................................................................................     855,000      42,510,600
   The Boeing Co. .............................................................................   1,045,000      37,181,100
   Caterpillar Inc. ...........................................................................     200,000       5,592,000
   Deere & Co. ................................................................................     100,000       3,287,000
   Emerson Electric Co. .......................................................................   1,000,000      28,580,000
   General Dynamics Corp. .....................................................................   1,000,000      41,590,000
   General Electric Co. .......................................................................      70,000         707,700
   Illinois Tool Works Inc. ...................................................................   1,000,000      30,850,000
   Ingersoll-Rand Co. Ltd., A .................................................................   1,002,000      13,827,600
   Lockheed Martin Corp. ......................................................................     500,000      34,515,000
   Northrop Grumman Corp. .....................................................................   1,000,000      43,640,000
   Pall Corp. .................................................................................     500,000      10,215,000
   Raytheon Co. ...............................................................................     600,000      23,364,000
   Rockwell Collins Inc. ......................................................................     100,000       3,264,000
(a)SunPower Corp., A ..........................................................................       2,000          47,560
(a)SunPower Corp., B ..........................................................................      48,000         950,400
   Textron Inc. ...............................................................................   1,050,000       6,027,000
(a)Thomas & Betts Corp. .......................................................................     500,000      12,510,000
   Tyco International Ltd. ....................................................................     387,513       7,579,754
   United Technologies Corp. ..................................................................     850,000      36,533,000
   W.W. Grainger Inc. .........................................................................     550,000      38,599,000
                                                                                                              -------------
                                                                                                                421,370,714
                                                                                                              -------------

   COMMERCIAL & PROFESSIONAL SERVICES 2.4%
   Avery Dennison Corp. .......................................................................     462,000      10,321,080
   Dun & Bradstreet Corp. .....................................................................     122,000       9,394,000
   Equifax Inc. ...............................................................................     400,000       9,780,000
   Robert Half International Inc. .............................................................     300,000       5,349,000
(a)Stericycle Inc. ............................................................................     100,000       4,773,000
                                                                                                              -------------
                                                                                                                 39,617,080
                                                                                                              -------------

   CONSUMER DURABLES & APPAREL 1.7%
   VF Corp. ...................................................................................     500,000      28,555,000
                                                                                                              -------------

   CONSUMER SERVICES 0.8%
   Carnival Corp. .............................................................................     565,000      12,204,000
(a)Interval Leisure Group Inc. ................................................................      60,020         318,106
                                                                                                              -------------
                                                                                                                 12,522,106
                                                                                                              -------------

   ENERGY 2.2%
   BP PLC, ADR (United Kingdom) ...............................................................     350,200      14,043,020
   ConocoPhillips .............................................................................      35,000       1,370,600
   Devon Energy Corp. .........................................................................      50,000       2,234,500

                                                          Semiannual Report | 61

FRANKLIN CUSTODIAN FUNDS

                                     FRANKLIN GROWTH FUND                                          SHARES         VALUE
-----------------------------------------------------------------------------------------------   ---------   -------------
   COMMON STOCKS (CONTINUED)
   ENERGY (CONTINUED)
   Exxon Mobil Corp. ..........................................................................      70,000   $   4,767,000
   Royal Dutch Shell PLC, A, ADR (Netherlands) ................................................     280,000      12,404,000
   Schlumberger Ltd. ..........................................................................      40,000       1,624,800
(a)Transocean Ltd. ............................................................................      15,222         895,662
                                                                                                              -------------
                                                                                                                 37,339,582
                                                                                                              -------------

   HEALTH CARE EQUIPMENT & SERVICES 5.6%
   Baxter International Inc. ..................................................................     400,000      20,488,000
   Cardinal Health Inc. .......................................................................     300,000       9,444,000
(a)Edwards Lifesciences Corp. .................................................................      50,000       3,031,500
   IMS Health Inc. ............................................................................     500,000       6,235,000
(a)Intuitive Surgical Inc. ....................................................................      19,000       1,811,840
(a)Medco Health Solutions Inc. ................................................................      96,480       3,988,483
   Medtronic Inc. .............................................................................      60,000       1,768,200
   Quest Diagnostics Inc. .....................................................................     500,000      23,740,000
   Teleflex Inc. ..............................................................................     500,000      19,545,000
(a)Zimmer Holdings Inc. .......................................................................      64,000       2,336,000
                                                                                                              -------------
                                                                                                                 92,388,023
                                                                                                              -------------

   HOUSEHOLD & PERSONAL PRODUCTS 0.1%
   The Procter & Gamble Co. ...................................................................      35,000       1,648,150
                                                                                                              -------------

   MATERIALS 2.6%
   Air Products and Chemicals Inc. ............................................................     500,000      28,125,000
   Sigma-Aldrich Corp. ........................................................................     400,000      15,116,000
                                                                                                              -------------
                                                                                                                 43,241,000
                                                                                                              -------------

   MEDIA 1.2%
   The Walt Disney Co. ........................................................................   1,130,000      20,520,800
                                                                                                              -------------

   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 20.0%
   Abbott Laboratories ........................................................................     400,000      19,080,000
   Allergan Inc. ..............................................................................     800,000      38,208,000
(a)Amgen Inc. .................................................................................     932,000      46,152,640
(a)Biogen Idec Inc. ...........................................................................     400,000      20,968,000
(a)Celgene Corp. ..............................................................................      25,000       1,110,000
(a)Dionex Corp. ...............................................................................     250,000      11,812,500
   Eli Lilly and Co. ..........................................................................     400,000      13,364,000
   Johnson & Johnson ..........................................................................   1,081,000      56,860,600
   Merck & Co. Inc. ...........................................................................     500,000      13,375,000
(a)Millipore Corp. ............................................................................     400,000      22,964,000
   Pfizer Inc. ................................................................................   2,170,000      29,555,400
   Roche Holding AG, ADR (Switzerland) ........................................................      80,000       2,752,000
   Schering-Plough Corp. ......................................................................     500,000      11,775,000
(a)Waters Corp. ...............................................................................     500,000      18,475,000
   Wyeth ......................................................................................     600,000      25,824,000
                                                                                                              -------------
                                                                                                                332,276,140
                                                                                                              -------------

62 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS

                                     FRANKLIN GROWTH FUND                                          SHARES         VALUE
-----------------------------------------------------------------------------------------------   ---------   -------------
   COMMON STOCKS (CONTINUED)
   RETAILING 0.2%
(a)Expedia Inc. ...............................................................................     300,100   $   2,724,908
(a)HSN Inc. ...................................................................................      60,020         308,503
(a)Ticketmaster Entertainment Inc. ............................................................      60,020         221,474
                                                                                                              -------------
                                                                                                                  3,254,885
                                                                                                              -------------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.3%
   Texas Instruments Inc. .....................................................................     250,000       4,127,500
(a)Verigy Ltd. (Singapore) ....................................................................      48,974         404,036
                                                                                                              -------------
                                                                                                                  4,531,536
                                                                                                              -------------

   SOFTWARE & SERVICES 7.4%
   Automatic Data Processing Inc. .............................................................     700,000      24,612,000
(a)Computer Sciences Corp. ....................................................................   1,000,000      36,840,000
(a)Google Inc., A .............................................................................      40,000      13,922,400
(a)IAC/InterActiveCorp. .......................................................................     150,050       2,285,262
   Microsoft Corp. ............................................................................     900,000      16,533,000
(a)Oracle Corp. ...............................................................................     500,000       9,035,000
(a)Yahoo! Inc. ................................................................................   1,600,000      20,496,000
                                                                                                              -------------
                                                                                                                123,723,662
                                                                                                              -------------

   TECHNOLOGY HARDWARE & EQUIPMENT 13.8%
(a)Agilent Technologies Inc. ..................................................................     400,000       6,148,000
(a)Apple Inc. .................................................................................     725,000      76,212,000
(a)Cisco Systems Inc. .........................................................................   1,545,000      25,909,650
(a)EMC Corp. ..................................................................................   1,000,000      11,400,000
   Hewlett-Packard Co. ........................................................................   1,156,250      37,069,375
   International Business Machines Corp. ......................................................     580,000      56,196,200
(a)Logitech International SA (Switzerland) ....................................................     150,000       1,542,000
(a)Mettler-Toledo International Inc. ..........................................................      50,000       2,566,500
   Molex Inc. .................................................................................     146,483       2,012,676
   Molex Inc., A ..............................................................................     146,483       1,851,545
   QUALCOMM Inc. ..............................................................................     110,000       4,280,100
   Tyco Electronics Ltd. ......................................................................     387,513       4,278,144
                                                                                                              -------------
                                                                                                                229,466,190
                                                                                                              -------------

   TELECOMMUNICATION SERVICES 0.2%
(a)American Tower Corp., A ....................................................................     115,000       3,499,450
                                                                                                              -------------
   TRANSPORTATION 8.1%
   Air France-KLM, ADR (France) ...............................................................     550,000       4,867,500
(a)Alaska Air Group Inc. ......................................................................     500,000       8,785,000
(a)AMR Corp. ..................................................................................   2,000,000       6,380,000
   Arkansas Best Corp. ........................................................................     500,000       9,510,000
   British Airways PLC, ADR (United Kingdom) ..................................................     500,000      10,195,000
   Canadian National Railway Co. (Canada) .....................................................     500,000      17,725,000
   Canadian Pacific Railway Ltd. (Canada) .....................................................     500,000      14,815,000
(a)Continental Airlines Inc., B ...............................................................   1,000,000       8,810,000
   Expeditors International of Washington Inc. ................................................      80,000       2,263,200
   Forward Air Corp. ..........................................................................     500,000       8,115,000

                                                          Semiannual Report | 63

FRANKLIN CUSTODIAN FUNDS

                                    FRANKLIN GROWTH FUND                                           SHARES           VALUE
--------------------------------------------------------------------------------------------      ---------    ---------------
   COMMON STOCKS (CONTINUED)
   TRANSPORTATION (CONTINUED)
   Heartland Express Inc. ..................................................................       500,000     $     7,405,000
   Southwest Airlines Co. ..................................................................        65,200             412,716
   Union Pacific Corp. .....................................................................       600,000          24,666,000
   Werner Enterprises Inc. .................................................................       500,000           7,560,000
(a)YRC Worldwide Inc. ......................................................................       700,000           3,143,000
                                                                                                               ---------------
                                                                                                                   134,652,416
                                                                                                               ---------------

   UTILITIES 0.6%
   FPL Group Inc.                                                                                  200,000          10,146,000
                                                                                                               ---------------
   TOTAL COMMON STOCKS (COST $1,003,352,234)                                                                     1,563,300,734
                                                                                                               ---------------

                                                                                              PRINCIPAL AMOUNT
                                                                                              ----------------
   CORPORATE BONDS (COST $1,615,052) 0.1%
   AUTOMOBILES & COMPONENTS 0.1%
   General Motors Corp., senior deb., 8.375%, 7/15/33 ......................................    $   8,500,000        1,062,500

   TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $1,004,967,286)                                         1,564,363,234
                                                                                                               ---------------

                                                                                                   SHARES
                                                                                              ----------------
   SHORT TERM INVESTMENTS 5.8%
   MONEY MARKET FUNDS (COST $ 82,480,843) 5.0%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio, 0.13% ....................     82,480,843         82,480,843
                                                                                                               ---------------

                                                                                              PRINCIPAL AMOUNT
                                                                                              ----------------

REPURCHASE AGREEMENTS (COST $13,980,468) 0.8%
(c)Joint Repurchase Agreement, 0.132%, 4/01/09
   (Maturity Value $  13,980,519) ..........................................................    $ 13,980,468        13,980,468
     Banc of America Securities LLC (Maturity Value $ 978,357)
     Barclays Capital Inc. (Maturity Value $ 978,357)
     BNP Paribas Securities Corp. (Maturity Value $ 3,913,427)
     Credit Suisse Securities (USA) LLC (Maturity Value $ 3,424,388)
     Deutsche Bank Securities Inc. (Maturity Value $ 2,729,277)
     HSBC Securities (USA) Inc. (Maturity Value $ 1,956,713)
      Collateralized by U.S.Government Agency Securities, 1.03% - 5.50%, 9/25/09 - 12/14/22;
          (d) U.S. Treasury Bills, 6/11/09 - 9/03/09; and U.S. Treasury Notes, 0.875% -
          4.50%, 5/15/10 - 3/31/13
                                                                                                               ---------------

TOTAL INVESTMENTS (COST $ 1,101,428,597) 100.0% ............................................                     1,660,824,545
OTHER ASSETS, LESS LIABILITIES 0.0%(e) .....................................................                            30,522
                                                                                                               ---------------
NET ASSETS 100.0% ..........................................................................                   $ 1,660,855,067
                                                                                                               ===============

See Abbreviations on page 127.

(a) Non-income producing.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(c) See Note 1(c) regarding joint repurchase agreement.

(d) The security is traded on a discount basis with no stated coupon rate.

(e) Rounds to less than 0.1% of net assets.

64 | The accompanying notes are an integral part of these financial statements.
     | Semiannual Report

FRANKLIN CUSTODIAN FUNDS

FINANCIAL HIGHLIGHTS

FRANKLIN INCOME FUND

                              SIX MONTHS ENDED                              YEAR ENDED SEPTEMBER 30,
                               MARCH 31, 2009   --------------------------------------------------------------------------------
CLASS A                         (UNAUDITED)         2008             2007             2006              2005            2004
                              ----------------  ------------     ------------     ------------     -----------      ------------
PER SHARE OPERATING
 PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value,
 beginning of period .......  $        1.98     $       2.74     $       2.57     $       2.50     $      2.42      $       2.25
                              -------------     ------------     ------------     ------------     -----------      ------------
Income from investment
 operations(a):
   Net investment
     income(b) .............           0.08             0.16             0.14             0.14            0.14              0.12
   Net realized and
   unrealized gains
     (losses) ..............          (0.43)           (0.71)            0.21             0.09            0.10              0.22
                              -------------     ------------     ------------     ------------     -----------      ------------
Total from investment
   operations ..............          (0.35)           (0.55)            0.35             0.23            0.24              0.34
                              -------------     ------------     ------------     ------------     -----------      ------------
Less distributions from:
   Net investment income ...          (0.08)           (0.15)           (0.14)           (0.15)          (0.15)            (0.16)
   Net realized gains ......             --(c)         (0.06)           (0.04)           (0.01)          (0.01)            (0.01)
                              -------------     ------------     ------------     ------------     -----------      ------------
Total distributions ........          (0.08)           (0.21)           (0.18)           (0.16)          (0.16)            (0.17)
                              -------------     ------------     ------------     ------------     -----------      ------------
Redemption fees(d) .........             --               --(c)            --(c)            --(c)           --(c)             --(c)
                              -------------     ------------     ------------     ------------     -----------      ------------
Net asset value, end
   of period ...............  $        1.55     $       1.98     $       2.74     $       2.57     $      2.50      $       2.42
                              =============     ============     ============     ============     ===========      ============

Total return(e) ............         (17.48)%         (21.36)%          14.14%            9.73%          10.45%            15.50%

RATIOS TO AVERAGE NET
ASSETS(f)
Expenses ...................           0.69%(g)         0.62%(g)         0.63%(g)         0.64%(h)        0.65%(h)          0.68%(g)
Net investment income ......           9.60%            6.44%            5.31%            5.61%           5.54%             5.11%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) .................  $  20,236,054     $ 26,892,973     $ 35,476,603     $ 26,641,398     $21,934,575      $ 14,743,190
Portfolio turnover rate ....          27.31%           39.92%           25.45%           28.35%          28.51%            31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

  Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 65

FRANKLIN CUSTODIAN FUNDS

FRANKLIN INCOME FUND

                                SIX MONTHS ENDED                              YEAR ENDED SEPTEMBER 30,
                                 MARCH 31, 2009   ------------------------------------------------------------------------------
CLASS B                           (UNAUDITED)        2008             2007            2006             2005             2004
                                ----------------  -----------     -----------     ------------     -------------     -----------
PER SHARE OPERATING
 PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value,
 beginning of period .......... $      1.97       $      2.73     $      2.56     $       2.49     $        2.41     $      2.24
                                -----------       -----------     -----------     ------------     -------------     -----------
Income from investment
 operations(a):
   Net investment income(b) ...        0.07              0.14            0.12             0.12              0.11            0.10
   Net realized and
   unrealized gains
     (losses) .................       (0.42)            (0.71)           0.21             0.08              0.11            0.22
                                -----------       -----------     -----------     ------------     -------------     -----------
Total from investment
operations ....................       (0.35)            (0.57)           0.33             0.20              0.22            0.32
                                -----------       -----------     -----------     ------------     -------------     -----------
Less distributions from:
   Net investment income ......       (0.08)            (0.13)          (0.12)           (0.12)            (0.13)          (0.14)
   Net realized gains .........          --(c)          (0.06)          (0.04)           (0.01)            (0.01)          (0.01)
                                -----------       -----------     -----------     ------------     -------------     -----------
Total distributions ...........       (0.08)            (0.19)          (0.16)           (0.13)            (0.14)          (0.15)
                                -----------       -----------     -----------     ------------     -------------     -----------
Redemption fees(d) ............          --                --(c)           --(c)            --(c)             --(c)           --(c)
                                -----------       -----------     -----------     ------------     -------------     -----------
Net asset value, end
of period ..................... $      1.54       $      1.97     $      2.73     $       2.56     $        2.49     $      2.41
                                ===========       ===========     ===========     ============     =============     ===========

Total return(e).................     (17.95)%          (22.13)%         13.23%            8.83%             9.57%          14.59%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................        1.54%(g)          1.47%(g)        1.48%(g)         1.49%(h)          1.50%(h)        1.53%(g)
Net investment income .........        8.75%             5.59%           4.46%            4.76%             4.69%           4.26%

SUPPLEMENTAL DATA
Net assets, end of period
 (000's) ...................... $ 1,666,993       $ 2,428,765     $ 3,745,636     $  3,743,374     $   3,922,396     $ 3,486,880
Portfolio turnover rate .......       27.31%            39.92%          25.45%           28.35%            28.51%           31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

66 | The accompanying notes are an integral part of these financial statements.
     | Semiannual Report

FRANKLIN CUSTODIAN FUNDS

FRANKLIN INCOME FUND

                                SIX MONTHS ENDED                             YEAR ENDED SEPTEMBER 30,
                                 MARCH 31, 2009   ------------------------------------------------------------------------------
CLASS B1                          (UNAUDITED)        2008            2007            2006             2005              2004
                                ----------------  -----------     -----------     ------------     -------------     -----------
PER SHARE OPERATING
 PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value,
 beginning of period .......... $      1.98       $      2.74     $      2.57     $       2.50     $        2.42     $      2.25
                                -----------       -----------     -----------     ------------     -------------     -----------

Income from investment
 operations(a):
   Net investment income(b) ...        0.07              0.15            0.13             0.13              0.12            0.11
   Net realized and
    unrealized gains
    (losses) ..................       (0.42)            (0.71)           0.21             0.08              0.11            0.21
                                -----------       -----------     -----------     ------------     -------------     -----------
Total from investment
 operations ...................       (0.35)            (0.56)           0.34             0.21              0.23            0.32
                                -----------       -----------     -----------     ------------     -------------     -----------
Less distributions from:
   Net investment income ......       (0.08)            (0.14)          (0.13)           (0.13)            (0.14)          (0.14)
   Net realized gains .........          --(c)          (0.06)          (0.04)           (0.01)            (0.01)          (0.01)
                                -----------       -----------     -----------     ------------     -------------     -----------
Total distributions ...........       (0.08)            (0.20)          (0.17)           (0.14)            (0.15)          (0.15)
                                -----------       -----------     -----------     ------------     -------------     -----------
Redemption fees(d) ............          --                --(c)           --(c)            --(c)             --(c)           --(c)
                                -----------       -----------     -----------     ------------     -------------     -----------
Net asset value, end of
 period ....................... $      1.55       $      1.98     $      2.74     $       2.57     $        2.50     $      2.42
                                ===========       ===========     ===========     ============     =============     ===========

Total return(e) ...............      (17.71)%          (21.77)%         13.57%            9.17%             9.90%          14.90%

RATIOS TO AVERAGE NET
 ASSETS(f)
Expenses ......................        1.19%(g)          1.12%(g)        1.13%(g)         1.14%(h)          1.15%(h)        1.18%(g)
Net investment income .........        9.10%             5.94%           4.81%            5.11%             5.04%           4.61%

SUPPLEMENTAL DATA
Net assets, end of
period (000's) ................ $   132,020       $   224,713     $   397,224     $    459,302     $     493,063     $   511,471
Portfolio turnover rate .......       27.31%            39.92%          25.45%           28.35%            28.51%          31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 67

FRANKLIN CUSTODIAN FUNDS

FRANKLIN INCOME FUND

                                SIX MONTHS ENDED                             YEAR ENDED SEPTEMBER 30,
                                 MARCH 31, 2009   ------------------------------------------------------------------------------
                                  (UNAUDITED)        2008             2007              2006             2005            2004
                                ----------------  -----------      -----------      -----------      -----------      ----------
CLASS C

PER SHARE OPERATING
   PERFORMANCE
(for a share outstanding
   throughout the period)

Net asset value, beginning
   of Period .................    $     1.99      $      2.76      $      2.59      $      2.51      $      2.43      $     2.26
                                  ----------      -----------      -----------      -----------      -----------      ----------
Income from investment
   operations(a):
   Net investment
     income(b) ...............          0.07             0.15             0.13             0.13             0.13            0.11
   Net realized and
    unrealized
    gains (losses) ...........         (0.42)           (0.72)            0.21             0.09             0.10            0.21
                                  ----------      -----------      -----------      -----------      -----------      ----------
Total from investment
   Operations ................         (0.35)           (0.57)            0.34             0.22             0.23            0.32
                                  ----------      -----------      -----------      -----------      -----------      ----------
Less distributions from:
   Net investment income .....         (0.08)           (0.14)           (0.13)           (0.13)           (0.14)          (0.14)
   Net realized gains ........            --(c)         (0.06)           (0.04)           (0.01)           (0.01)          (0.01)
                                  ----------      -----------      -----------      -----------      -----------      ----------
Total distributions ..........         (0.08)           (0.20)           (0.17)           (0.14)           (0.15)          (0.15)
                                  ----------      -----------      -----------      -----------      -----------      ----------
Redemption fees(d) ...........            --               --(c)            --(c)            --(c)            --(c)           --(c)
                                  ----------      -----------      -----------      -----------      -----------      ----------
Net asset value, end
   of period  ................    $     1.56      $      1.99      $      2.76      $      2.59      $      2.51      $     2.43
                                  ==========      ===========      ===========      ===========      ===========      ==========

Total return(e) ..............        (17.63)%         (21.98)%          13.47%            9.56%            9.84%          14.85%

RATIOS TO AVERAGE NET
   ASSETS(f)
Expenses .....................          1.19%(g)         1.12%(g)         1.13%(g)         1.14%(h)         1.15%(h)        1.18%(g)
Net investment income ........          9.10%            5.94%            4.81%            5.11%            5.04%           4.61%

SUPPLEMENTAL DATA
Net assets, end of period
   (000's) ...................    $9,326,417      $12,443,143      $16,203,796      $12,138,969      $10,113,365      $6,616,891
Portfolio turnover rate ......         27.31%           39.92%           25.45%           28.35%           28.51%          31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

68 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND

                                              SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                               MARCH 31, 2009   ---------------------------------------------------------------
                                                (UNAUDITED)       2008          2007          2006          2005         2004
                                              ----------------  --------      --------      --------      --------      -------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)

Net asset value, beginning of period .......    $   1.95        $   2.71      $   2.55      $   2.48      $   2.40      $  2.23
                                                --------        --------      --------      --------      --------      -------
Income from investment operations(a):
   Net investment income(b) ................        0.07            0.15          0.13          0.13          0.13         0.11
   Net realized and unrealized gains
     (losses) ..............................       (0.41)          (0.71)         0.20          0.09          0.10         0.22
                                                --------        --------      --------      --------      --------      -------
Total from investment operations ...........       (0.34)          (0.56)         0.33          0.22          0.23         0.33
                                                --------        --------      --------      --------      --------      -------
Less distributions from:
   Net investment income ...................       (0.08)          (0.14)        (0.13)        (0.14)        (0.14)       (0.15)
   Net realized gains ......................          --(c)        (0.06)        (0.04)        (0.01)        (0.01)       (0.01)
                                                --------        --------      --------      --------      --------      -------
Total distributions ........................       (0.08)          (0.20)        (0.17)        (0.15)        (0.15)       (0.16)
                                                --------        --------      --------      --------      --------      -------
Redemption fees(d) .........................          --              --(c)         --(c)         --(c)         --(c)        --(c)
                                                --------        --------      --------      --------      --------      -------
Net asset value, end of period .............    $   1.53        $   1.95      $   2.71      $   2.55      $   2.48      $  2.40
                                                ========        ========      ========      ========      ========      =======

Total return(e) ............................      (17.40)%        (21.91)%       13.47%         9.43%        10.15%       15.25%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...................................        1.04%(g)        0.97%(g)      0.98%(g)      0.99%(h)      1.00%(h)     1.03%(g)
Net investment income ......................        9.25%           6.09%         4.96%         5.26%         5.19%        4.76%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........    $228,117        $267,956      $286,670      $183,609      $122,222      $73,165
Portfolio turnover rate ....................       27.31%          39.92%        25.45%        28.35%        28.51%       31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

  Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 69

Franklin Custodian Funds

FRANKLIN INCOME FUND


                                    SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                     MARCH 31, 2009    ------------------------------------------------------------------------
                                       (UNAUDITED)        2008            2007            2006            2005           2004
                                   -----------------   ----------      ----------      ----------      ----------      --------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of
   period .......................      $     1.97      $     2.73      $     2.56      $     2.49      $     2.41      $   2.24
                                       ----------      ----------      ----------      ----------      ----------      --------

Income from investment operations
   (a):
   Net investment income(b) .....            0.08            0.16            0.15            0.14            0.14          0.12
   Net realized and unrealized
     gains (losses) .............           (0.42)          (0.70)           0.21            0.09            0.11          0.22
                                       ----------      ----------      ----------      ----------      ----------      --------
Total from investment
   operations ...................           (0.34)          (0.54)           0.36            0.23            0.25          0.34
                                       ----------      ----------      ----------      ----------      ----------      --------
Less distributions from:
   Net investment income ........           (0.09)          (0.16)          (0.15)          (0.15)          (0.16)        (0.16)
   Net realized gains ...........              --(c)        (0.06)          (0.04)          (0.01)          (0.01)        (0.01)
                                       ----------      ----------      ----------      ----------      ----------      --------
Total distributions .............           (0.09)          (0.22)          (0.19)          (0.16)          (0.17)        (0.17)
                                       ----------      ----------      ----------      ----------      ----------      --------
Redemption fees(d) ..............              --              --(c)           --(c)           --(c)           --(c)         --(c)
                                       ----------      ----------      ----------      ----------      ----------      --------
Net asset value, end of
  period ........................      $     1.54      $     1.97      $     2.73      $     2.56      $     2.49      $   2.41
                                       ==========      ==========      ==========      ==========      ==========      ========

Total return(e) .................          (17.51)%        (21.33)%         14.36%           9.94%          10.65%        15.74%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ........................            0.54%(g)        0.47%(g)        0.48%(g)        0.49%(h)        0.50%(h)      0.53%(g)
Net investment income ...........            9.75%           6.59%           5.46%           5.76%           5.69%         5.26%

SUPPLEMENTAL DATA
Net assets, end of period
  (000's) .......................      $2,893,768      $4,259,806      $6,195,966      $3,786,643      $2,280,318      $901,149
  Portfolio turnover rate .......           27.31%          39.92%          25.45%          28.35%          28.51%        31.90%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

70 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds
STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

                    FRANKLIN INCOME FUND                            COUNTRY        SHARES         VALUE
------------------------------------------------------------    --------------   ----------   --------------
   COMMON STOCKS 26.8%
   CONSUMER DISCRETIONARY 0.1%
(a)Comcast Corp., A ........................................     United States    3,789,333   $   51,686,502
                                                                                              --------------
   CONSUMER STAPLES 0.0%(b)
   Diageo PLC ..............................................    United Kingdom      909,000       10,257,795
                                                                                              --------------
   ENERGY 3.0%
(c)Canadian Oil Sands Trust ................................        Canada       25,847,400      497,163,950
   ConocoPhillips ..........................................     United States    8,500,000      332,860,000
   Spectra Energy Corp. ....................................     United States   15,761,200      222,863,368
                                                                                              --------------
                                                                                               1,052,887,318
                                                                                              --------------

   FINANCIALS 3.4%
   Bank of America Corp. ...................................     United States   50,000,000      341,000,000
   Barclays PLC ............................................    United Kingdom   15,000,000       31,852,562
   Duke Realty Corp. .......................................     United States    3,163,800       17,400,900
   HSBC Holdings PLC .......................................    United Kingdom   35,000,000      198,361,114
   iStar Financial Inc. ....................................     United States    5,213,500       14,649,935
   JPMorgan Chase & Co. ....................................     United States   10,000,000      265,800,000
   Wells Fargo & Co. .......................................     United States   21,000,000      299,040,000
                                                                                              --------------
                                                                                               1,168,104,511
                                                                                              --------------

   HEALTH CARE 2.5%
   Merck & Co. Inc. ........................................     United States   20,000,000      535,000,000
   Pfizer Inc. .............................................     United States   23,000,000      313,260,000
                                                                                              --------------
                                                                                                 848,260,000
                                                                                              --------------

   INFORMATION TECHNOLOGY 1.1%
(a)Intel Corp. .............................................     United States   20,000,000      301,000,000
(a)Texas Instruments Inc. ..................................     United States    4,800,000       79,248,000
                                                                                              --------------
                                                                                                 380,248,000
                                                                                              --------------

   MATERIALS 0.7%
   AngloGold Ashanti Ltd., ADR .............................      South Africa    2,884,064      106,018,193
   Newmont Mining Corp. ....................................     United States    3,000,000      134,280,000
                                                                                              --------------
                                                                                                 240,298,193
                                                                                              --------------

   TELECOMMUNICATION SERVICES 1.0%
   AT&T Inc. ...............................................     United States   11,000,000      277,200,000
   Vodafone Group PLC. .....................................    United Kingdom   30,000,000       52,836,513
                                                                                              --------------
                                                                                                 330,036,513
                                                                                              --------------

   UTILITIES 15.0%
   AGL Resources Inc. ......................................     United States    3,600,000       95,508,000
(c)Ameren Corp. ............................................     United States   12,150,000      281,758,500
   American Electric Power Co. Inc. ........................     United States    8,350,000      210,921,000
   CenterPoint Energy Inc. .................................     United States    5,600,000       58,408,000
   Consolidated Edison Inc. ................................     United States    5,300,000      209,933,000
   Constellation Energy Group ..............................     United States    3,000,000       61,980,000
   Dominion Resources Inc. .................................     United States   10,600,000      328,494,000
   DTE Energy Co. ..........................................     United States    4,550,000      126,035,000

                                                          Semiannual Report | 71

Franklin Custodian Funds
STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED) (CONTINUED)

                    FRANKLIN INCOME FUND                            COUNTRY        SHARES          VALUE
------------------------------------------------------------    --------------   ----------   --------------
   COMMON STOCKS (CONTINUED)
   UTILITIES (CONTINUED)
   Duke Energy Corp. .......................................     United States   34,750,000   $  497,620,000
   FirstEnergy Corp. .......................................     United States    5,400,000      208,440,000
   FPL Group Inc. ..........................................     United States    8,550,000      433,741,500
   NiSource Inc. ...........................................     United States    4,400,000       43,120,000
   PG&E Corp. ..............................................     United States   10,000,000      382,200,000
(c)Pinnacle West Capital Corp. .............................     United States    5,100,000      135,456,000
   Portland General Electric Co. ...........................     United States    3,000,000       52,770,000
   Progress Energy Inc. ....................................     United States    9,450,000      342,657,000
   Public Service Enterprise Group Inc. ....................     United States   18,350,000      540,774,500
   Sempra Energy  ..........................................     United States    5,950,000      275,128,000
   The Southern Co. ........................................     United States   13,500,000      413,370,000
   TECO Energy Inc. ........................................     United States   10,000,000      111,500,000
   Xcel Energy Inc. ........................................     United States   18,900,000      352,107,000
                                                                                              --------------
                                                                                               5,161,921,500
                                                                                              --------------
   TOTAL COMMON STOCKS (COST $11,891,677,222) ..............                                   9,243,700,332
                                                                                              --------------
   CONVERTIBLE PREFERRED STOCKS 2.8%
   CONSUMER DISCRETIONARY 0.1%
   General Motors Corp., 6.25%, cvt. pfd., C ...............     United States   11,000,000       27,940,000
                                                                                              --------------
   ENERGY 0.5%
(d)Sandridge Energy Inc., 8.50%, cvt., pfd., 144A ..........     United States    1,810,000      174,380,468
                                                                                              --------------
   FINANCIALS 1.8%
   Bank of America Corp., 7.25%, cvt. pfd., L ..............     United States      465,000      197,392,500
   Citigroup Inc., 6.50%, cvt. pfd. ........................     United States    5,698,450      155,852,607
(e)Fannie Mae, 5.375%, cvt. pfd. ...........................     United States        4,700        7,473,000
(e)Fannie Mae, 8.75%, cvt. pfd. ............................     United States    3,239,000        3,368,560
   Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A ..........     United States    3,000,000       12,000,000
   Legg Mason Inc., 7.00%, cvt. pfd ........................     United States    2,625,000       47,775,000
(e)Lehman Brothers Holdings Inc., 7.25%, cvt. pfd., P ......     United States    1,000,650          740,481
(e)Lehman Brothers Holdings Inc., 8.75%, cvt. pfd., Q ......     United States      550,000          577,500
(e)Washington Mutual Inc., 7.75%, cvt. pfd., R .............     United States       25,484          124,872
   Wells Fargo & Co., 7.50%, cvt. pfd., A ..................     United States      380,000      182,016,200
                                                                                              --------------
                                                                                                 607,320,720
                                                                                              --------------
   HEALTH CARE 0.3%
   Schering-Plough Corp., 6.00%, cvt. pfd. .................     United States      525,000      110,709,375
                                                                                               -------------
   UTILITIES 0.1%
   CMS Energy Trust I, 7.75%, cvt. pfd. ....................     United States    1,725,000       50,156,618
                                                                                               -------------
   TOTAL CONVERTIBLE PREFERRED STOCKS
    (COST $3,849,220,315) ..................................                                     970,507,181
                                                                                              --------------
(f)EQUITY LINKED SECURITIES 0.9%
   ENERGY 0.4%
(d)The Goldman Sachs Group Inc. into XTO Energy Inc., 9.00%,
    144A ...................................................     United States    3,825,000      115,911,079
                                                                                              --------------

72 | Semiannual Report

Franklin Custodian Funds

                     FRANKLIN INCOME FUND                            COUNTRY             SHARES              VALUE
---------------------------------------------------------------    -------------   -------------------    ------------
  (f)EQUITY LINKED SECURITIES (CONTINUED)
     MATERIALS 0.5%

  (d)The Goldman Sachs Group Inc. into Barrick Gold
     Corp., 12.5%, 144A .......................................    United States        5,000,000         $171,933,000
                                                                                                          ------------
     TOTAL EQUITY LINKED SECURITIES (COST $358,433,093) .......                                            287,844,079
                                                                                                          ------------
     PREFERRED STOCKS 0.2%
     FINANCIALS 0.2%
  (e)Fannie Mae, 6.75%, pfd. ..................................    United States        3,000,000            1,500,000
  (e)Fannie Mae, 7.625%, pfd., R ..............................    United States        2,399,400            1,751,562
  (e)Fannie Mae, 8.25%, pfd. ..................................    United States       11,784,000            8,366,640
  (e)Freddie Mac, 8.375%, pfd., Z .............................    United States       16,608,000            7,639,680
  (d)Preferred Blocker Inc., 7.00%, pfd., 144A ................    United States          267,636           53,301,396
                                                                                                          ------------
     TOTAL PREFERRED STOCKS (COST $928,695,780) ...............                                             72,559,278
                                                                                                          ------------

                                                                                   PRINCIPAL AMOUNT(g)
                                                                                   -------------------
(h,i)SENIOR FLOATING RATE INTERESTS 5.9%
     CONSUMER DISCRETIONARY 1.2%
     Clear Channel Communications Inc., Term Loan
       B, 4.17%, 11/13/15 .....................................    United States      635,000,000          243,880,005
  (j)Dex Media West LLC, Term Loan B, 6.25%, 10/24/14 .........    United States       10,000,000            4,591,670
  (k)Idearc Inc.,
         Term Loan A, 5.75%, 11/17/13 .........................    United States       44,437,500           17,515,796
         Term Loan B, 6.25%, 11/17/14 .........................    United States       24,809,645            9,582,725
     Jarden Corp., Term Loan B-3, 3.72% - 4.75%, 1/24/12 ......    United States      122,812,824          111,628,137
     R.H. Donnelley Inc., Term Loan D-2, 6.75%, 6/30/11 .......    United States       53,309,074           23,922,447
                                                                                                          ------------
                                                                                                           411,120,780
                                                                                                          ------------
     HEALTH CARE 0.5%
     Bausch and Lomb Inc.,
      (l)Delayed Draw Term Loan, 3.768% - 4.47%, 4/28/15 ......    United States        5,268,000            4,523,895
         Parent Term Loan B, 4.47%, 4/28/15 ...................    United States       34,681,000           29,782,309
     HCA Inc.,
         Term Loan A-1, 3.22%, 11/19/12 .......................    United States       79,027,978           68,527,135
         Term Loan B-1, 3.47%, 11/18/13 .......................    United States       72,977,912           62,268,403
                                                                                                          ------------
                                                                                                           165,101,742
                                                                                                          ------------
     INDUSTRIALS 0.7%
     Allison Transmission Inc., Term Loan B, 3.29% - 3.32%,
       8/07/14 ................................................    United States      174,088,704          116,252,607
     Ceva Group PLC,
         Dollar Pre-Refunded L/C Commitment, 4.22%, 8/01/12 ...    United States       13,684,211            5,952,631
         EGL Term Loans, 3.521%, 8/01/12 ......................    United States      114,280,263           49,711,914
     U.S. Investigations Services Inc., Term Loan B,
       3.977%, 2/21/15 ........................................    United States      108,345,865           87,805,331
                                                                                                          ------------
                                                                                                           259,722,483
                                                                                                          ------------
     INFORMATION TECHNOLOGY 1.8%
     First Data Corp.,
         Term Loan B-2, 3.268% - 3.272%, 9/24/14 ..............    United States      246,250,000          166,665,201
         Term Loan B-3, 3.268% - 3.272%, 9/24/14 ..............    United States      330,123,120          223,360,312

                                                          Semiannual Report | 73

Franklin Custodian Funds

                     FRANKLIN INCOME FUND                             COUNTRY      PRINCIPAL AMOUNT(g)       VALUE
---------------------------------------------------------------    -------------   -------------------   --------------
(h,i)SENIOR FLOATING RATE INTERESTS (CONTINUED)
     INFORMATION TECHNOLOGY (CONTINUED)
     Freescale Semiconductor Inc.,
      (j)2.247%, 12/01/13 .....................................    United States        78,180,898       $   32,591,662
         12.50%, 12/15/14 .....................................    United States       356,202,760          185,670,689
                                                                                                         --------------
                                                                                                            608,287,864
                                                                                                         --------------
     MATERIALS 0.4%
     Newpage Corp., Term Loan B, 4.313% - 6.00%, 12/21/14 .....    United States        40,500,000           27,864,000
     Novelis Corp., US Term Loan, 3.22%, 7/07/14 ..............    United States       149,221,745           94,755,808
                                                                                                         --------------
                                                                                                            122,619,808
                                                                                                         --------------
     UTILITIES 1.3%
     Texas Competitive Electric Holdings Co. LLC,
         Term Loan B-1, 4.018% - 4.033%, 10/10/14 .............    United States       172,994,038          114,673,423
         Term Loan B-2, 4.018% - 4.033%, 10/10/14 .............    United States       246,249,999          163,371,607
         Term Loan B-3, 4.018% - 4.033%, 10/10/14 .............    United States       270,875,000          179,261,283
                                                                                                         --------------
                                                                                                            457,306,313
                                                                                                         --------------
     TOTAL SENIOR FLOATING RATE INTERESTS
      (COST $3,318,311,313) ...................................                                           2,024,158,990
                                                                                                         --------------
     CORPORATE BONDS 56.1%
     CONSUMER DISCRETIONARY 15.7%
     Cablevision Systems Corp., senior note, B, 8.00%,
      4/15/12 .................................................    United States       485,000,000          474,087,500
(k,m)CCH I Holdings LLC, senior note,
         13.50%, 1/15/14 ......................................    United States       375,000,000            6,093,750
         9.92%, 4/01/14 .......................................    United States       117,380,000            1,613,975
         11.75%, 5/15/14 ......................................    United States       342,000,000            5,557,500
(k,m)CCH I LLC, senior secured note, 11.00%, 10/01/15 .........    United States       767,000,000           86,287,500
(k,m)CCH II LLC, senior note, 10.25%, 9/15/10 .................    United States       310,000,000          263,162,100
(k,m)CCO Holdings LLC, senior note, 8.75%, 11/15/13 ...........    United States        80,000,000           64,555,520
     CSC Holdings Inc., senior note,
      (d)144A, 8.50%, 4/15/14 .................................    United States        67,300,000           66,627,000
         B, 7.625%, 4/01/11 ...................................    United States        36,050,000           35,959,875
     Dex Media Inc.,
         senior disc. note, 9.00%, 11/15/13 ...................    United States       290,000,000           37,700,000
         senior note, B, 8.00%, 11/15/13 ......................    United States        95,600,000           12,428,000
     Dex Media West Finance,
         senior note, B, 8.50%, 8/15/10 .......................    United States       106,500,000           53,782,500
         senior sub. note, 9.875%, 8/15/13 ....................    United States       114,100,000           23,105,250
     DIRECTV Holdings LLC, senior note, 7.625%, 5/15/16 .......    United States       285,000,000          280,725,000
     Dollar General Corp.,
         senior note, 10.625%, 7/15/15 ........................    United States       510,000,000          511,275,000
      (n)senior sub. note, PIK, 11.875%, 7/15/17 ..............    United States       200,000,000          197,500,000
         EchoStar DBS Corp., senior note,
         6.375%, 10/01/11 .....................................    United States        65,000,000           62,887,500
         7.75%, 5/31/15 .......................................    United States       133,000,000          123,025,000
         7.125%, 2/01/16 ......................................    United States       265,000,000          238,500,000

74 | Semiannual Report

Franklin Custodian Funds

                     FRANKLIN INCOME FUND                             COUNTRY      PRINCIPAL AMOUNT(g)       VALUE
---------------------------------------------------------------   --------------   -------------------   --------------
     CORPORATE BONDS (CONTINUED)
     CONSUMER DISCRETIONARY (CONTINUED)
     Ford Motor Co., 7.45%, 7/16/31 ...........................    United States       600,000,000       $  188,250,000
     Ford Motor Credit Co. LLC,
          7.375%, 10/28/09 ....................................    United States       627,000,000          565,867,500
          7.875%, 6/15/10 .....................................    United States       550,000,000          454,640,450
          7.375%, 2/01/11 .....................................    United States       410,000,000          309,992,800
          senior note, 9.75%, 9/15/10 .........................    United States       145,000,000          119,320,210
          senior note, 9.875%, 8/10/11 ........................    United States        75,000,000           56,810,700
          senior note, 7.25%, 10/25/11 ........................    United States        90,000,000           64,121,490
     General Motors Corp., senior deb., 8.375%, 7/15/33 .......    United States       510,000,000           63,750,000
     Host Hotels & Resorts LP, senior note,
          6.875%, 11/01/14 ....................................    United States       110,000,000           85,250,000
          K, 7.125%, 11/01/13 .................................    United States        76,800,000           62,400,000
          M, 7.00%, 8/15/12 ...................................    United States        13,000,000           11,050,000
          O, 6.375%, 3/15/15 ..................................    United States       230,000,000          171,350,000
          Q, 6.75%, 6/01/16 ...................................    United States       185,000,000          135,975,000
     KB Home, senior note,
          6.375%, 8/15/11 .....................................    United States        40,000,000           36,200,000
          5.75%, 2/01/14 ......................................    United States        75,000,000           59,718,750
          6.25%, 6/15/15 ......................................    United States        90,000,000           70,200,000
          7.25%, 6/15/18 ......................................    United States        70,500,000           53,580,000
  (d)Lamar Media Corp., senior note, 144A, 9.75%, 4/01/14 .....    United States        30,800,000           30,145,500
     Liberty Media Corp., senior note, 5.70%, 5/15/13 .........    United States        85,000,000           63,547,955
     MGM MIRAGE,
          senior note, 6.75%, 4/01/13 .........................    United States        70,000,000           24,850,000
       (d)senior secured note, 144A, 13.00%, 11/15/13 .........    United States       125,000,000           93,750,000
     R.H. Donnelley Corp.,
          senior disc. note, A-1, 6.875%, 1/15/13 .............    United States       142,000,000            8,520,000
          senior disc. note, A-2, 6.875%, 1/15/13 .............    United States       209,450,000           12,567,000
          senior note, 6.875%, 1/15/13 ........................    United States        55,000,000            3,300,000
          senior note, 8.875%, 10/15/17 .......................    United States       501,500,000           30,090,000
          senior note, A-3, 8.875%, 1/15/16 ...................    United States       213,100,000           13,318,750
(d,n)Univision Communications Inc., senior note, 144A, PIK,
       9.75%, 3/15/15 .........................................    United States       332,000,000           34,860,000
     Visant Holding Corp., senior note, 8.75%, 12/01/13 .......    United States        50,000,000           45,750,000
                                                                                                         --------------
                                                                                                          5,414,049,075
                                                                                                         --------------
     CONSUMER STAPLES 2.6%
     Altria Group Inc.,
          7.125%, 6/22/10 .....................................    United States        55,000,000           57,062,610
          senior bond, 9.25%, 8/06/19 .........................    United States       102,000,000          109,314,726
          senior note, 8.50%, 11/10/13 ........................    United States       130,000,000          141,180,000
          senior note, 9.70%, 11/10/18 ........................    United States       330,000,000          360,002,940
  (d)Anheuser-Busch InBev NV, senior note, 144A,
      7.20%, 1/15/14 ..........................................    United States       110,000,000          115,426,740
  (d)BAT International Finance PLC, senior note, 144A, 9.50%,
      11/15/18 ................................................   United Kingdom        41,000,000           46,668,004
  (d)Tyson Foods Inc., senior note, 144A, 10.50%, 3/01/14 .....    United States        52,800,000           54,120,000
                                                                                                         --------------
                                                                                                            883,775,020
                                                                                                         --------------

                                                          Semiannual Report | 75

Franklin Custodian Funds

                     FRANKLIN INCOME FUND                            COUNTRY       PRINCIPAL AMOUNT(G)       VALUE
---------------------------------------------------------------    -------------   -------------------   --------------
     CORPORATE BONDS (CONTINUED)
     ENERGY 7.6%
     Callon Petroleum Co., senior note, 9.75%, 12/08/10 .......    United States        110,000,000      $   44,550,000
     Chesapeake Energy Corp., senior note,
          7.625%, 7/15/13 .....................................    United States         55,000,000          50,875,000
          9.50%, 2/15/15 ......................................    United States        167,000,000         163,242,500
          6.50%, 8/15/17 ......................................    United States        175,000,000         143,500,000
          6.25%, 1/15/18 ......................................    United States        150,000,000         117,750,000
          7.25%, 12/15/18 .....................................    United States        169,000,000         139,636,250
          6.875%, 11/15/20 ....................................    United States        135,000,000         106,312,500
     El Paso Corp., senior note,
          12.00%, 12/12/13 ....................................    United States        176,600,000         188,962,000
          7.25%, 4/01/18 ......................................    United States         50,000,000          42,750,000
          MTN, 7.75%, 1/15/32 .................................    United States        250,000,000         187,724,750
  (d)Forest Oil Corp., senior note, 144A, 8.50%, 2/15/14 ......    United States         57,500,000          53,618,750
     Mariner Energy Inc., senior note,
          7.50%, 4/15/13 ......................................    United States         45,000,000          33,525,000
          8.00%, 5/15/17 ......................................    United States         29,600,000          19,684,000
     Newfield Exploration Co., senior sub. note,
          6.625%, 4/15/16 .....................................    United States        120,800,000         108,720,000
     OPTI Canada Inc., senior note, 7.875%, 12/15/14 ..........       Canada            127,000,000          56,197,500
     Petrohawk Energy Corp., senior note,
          9.125%, 7/15/13 .....................................    United States         83,000,000          80,095,000
       (d)144A, 10.50%, 8/01/14 ...............................    United States        129,050,000         129,050,000
       (d)144A, 7.875%, 6/01/15 ...............................    United States         99,000,000          87,615,000
  (d)Petroplus Finance Ltd., senior note, 144A,
          6.75%, 5/01/14 ......................................     Switzerland          67,150,000          50,026,750
          7.00%, 5/01/17 ......................................     Switzerland           5,000,000           3,625,000
     Pioneer Natural Resources Co.,
          6.65%, 3/15/17 . ....................................    United States         25,000,000          19,092,975
          senior bond, 6.875%, 5/01/18 ........................    United States        110,000,000          81,416,170
     Plains Exploration & Production Co., senior note, 7.75%,
          6/15/15 .............................................    United States         75,000,000          64,875,000
     Sabine Pass LNG LP, senior secured note,
          7.25%, 11/30/13 .....................................    United States        105,000,000          74,550,000
          7.50%, 11/30/16 .....................................    United States        375,000,000         253,125,000
  (d)SandRidge Energy Inc., senior note, 144A, 8.00%,
          6/01/18 .............................................    United States         28,000,000          20,720,000
     Sesi LLC, senior note, 6.875%, 6/01/14 ...................    United States        110,000,000          89,650,000
     Tesoro Corp., senior note, 6.50%, 6/01/17 ................    United States         16,000,000          12,160,000
  (d)W&T Offshore Inc., senior note, 144A, 8.25%, 6/15/14 .....    United States        147,398,000          95,071,710
     Weatherford International Ltd.,
          senior bond, 9.875%, 3/01/39 ........................    United States         65,000,000          64,128,805
          senior note, 9.625%, 3/01/19 ........................    United States         50,000,000          51,831,200
                                                                                                         --------------
                                                                                                          2,634,080,860
                                                                                                         --------------
     FINANCIALS 8.3%
     American Express Co., senior note, 7.00%, 3/19/18 ........    United States         90,000,000          79,569,720
     American Express Credit Corp., senior note, C,
          7.30%, 8/20/13 ......................................    United States        150,000,000         139,415,400
(d,h)American International Group Inc., junior sub. deb.,
     144A, FRN, 8.175%, 5/15/58 ...............................    United States        250,000,000          21,310,000

76 | Semiannual Report

Franklin Custodian Funds

                     FRANKLIN INCOME FUND                             COUNTRY      PRINCIPAL AMOUNT(g)       VALUE
---------------------------------------------------------------    -------------   -------------------   --------------
     CORPORATE BONDS (CONTINUED)
     FINANCIALS (CONTINUED)
  (o)Bank of America Corp., pfd., sub. bond, M, 8.125%,
     Perpetual ................................................    United States        70,000,000       $   28,793,800
     Duke Realty LP, senior note,
          6.25%, 5/15/13 ......................................    United States        16,000,000           11,521,607
          5.95%, 2/15/17 ......................................    United States        30,000,000           17,974,470
          6.50%, 1/15/18 ......................................    United States        21,100,000           12,987,782
     General Electric Capital Corp., senior note,
          5.625%, 5/01/18 .....................................    United States        20,000,000           17,431,960
  (d)GMAC LLC, senior note, 144A,
          7.75%, 1/19/10 ......................................    United States       319,000,000          273,542,500
          7.25%, 3/02/11 ......................................    United States       148,000,000          109,632,480
          6.875%, 9/15/11 .....................................    United States       425,000,000          302,221,750
          6.875%, 8/28/12 .....................................    United States       170,000,000          114,279,100
          6.75%, 12/01/14 .....................................    United States        58,052,000           33,787,425
     Goldman Sachs Group Inc., senior note, 7.50%, 2/15/19 ....    United States        80,000,000           80,017,680
     HCP Inc., senior note,
          5.65%, 12/15/13 .....................................    United States           500,000              376,874
          6.30%, 9/15/16 ......................................    United States        23,000,000           16,285,469
          6.00%, 1/30/17 ......................................    United States        13,190,000            8,892,421
          5.625%, 5/01/17 .....................................    United States         5,000,000            3,196,060
          6.70%, 1/30/18 ......................................    United States        39,700,000           27,414,112
     iStar Financial Inc.,
          8.625%, 6/01/13 .....................................    United States       160,000,000           51,231,520
          senior note, 5.95%, 10/15/13 ........................    United States        20,000,000            6,004,360
  (o)JPMorgan Chase & Co., junior sub. note, 1, 7.90%,
          Perpetual ...........................................    United States       775,000,000          499,062,025
  (k)Lehman Brothers Holdings Inc., senior note,
          7.50%, 12/03/08 .....................................    United States       400,000,000           31,889,500
          7.50%, 1/21/09 ......................................    United States       900,000,000           43,780,500
          6.20%, 9/26/14 ......................................    United States       286,300,000           37,934,750
(d,h)Liberty Mutual Group, junior sub. note, 144A, FRN,
     10.75%, 6/15/88 ..........................................    United States       100,000,000           49,056,500
     Merrill Lynch & Co. Inc., 6.875%, 4/25/18 ................    United States        48,000,000           37,622,400
     Morgan Stanley, 5.05%, 1/21/11 ...........................    United States        88,000,000           86,567,008
     Morgan Stanley Dean Witter & Co.,
          6.60%, 4/01/12 ......................................    United States        25,000,000           25,129,275
          5.30%, 3/01/13 ......................................    United States       100,000,000           96,272,600
     Simon Property Group LP, senior note, 10.35%, 4/01/19 ....    United States       100,000,000           97,376,700
  (o)Wells Fargo Capital XIII, pfd., 7.70%, Perpetual .........    United States        44,500,000           21,582,500
  (o)Wells Fargo Capital XV, pfd., 9.75%, Perpetual ...........    United States       417,000,000          310,665,000
  (d)Woodside Finance Ltd.,
          144A, 8.75%, 3/01/19 ................................      Australia          70,000,000           69,046,810
          senior note, 144A, 8.125%, 3/01/14 ..................      Australia         105,000,000          106,351,662
                                                                                                         --------------
                                                                                                          2,868,223,720
                                                                                                         --------------
     HEALTH CARE 6.1%
     Community Health Systems Inc., senior sub. note, 8.875%,
        7/15/15 ...............................................    United States       353,500,000          335,825,000
     DaVita Inc.,
          senior note, 6.625%, 3/15/13 ........................    United States        50,000,000           48,750,000
          senior sub. note, 7.25%, 3/15/15 ....................    United States        62,000,000           59,907,500

                                                          Semiannual Report | 77

Franklin Custodian Funds

                     FRANKLIN INCOME FUND                             COUNTRY      PRINCIPAL AMOUNT(g)        VALUE
---------------------------------------------------------------   --------------   -------------------   --------------
       CORPORATE BONDS (CONTINUED)
       HEALTH CARE (CONTINUED)
       HCA Inc.,
            6.75%, 7/15/13 ....................................    United States         7,615,000       $    5,730,288
            6.375%, 1/15/15 ...................................    United States       145,000,000           95,700,000
            senior note, 6.50%, 2/15/16 .......................    United States       150,000,000           99,000,000
            senior secured note, 9.25%, 11/15/16 ..............    United States       145,000,000          132,312,500
       Tenet Healthcare Corp., senior note,
            7.375%, 2/01/13 ...................................    United States       370,000,000          296,000,000
         (h)FRN, 9.25%, 2/01/15 ...............................    United States       350,000,000          271,250,000
         (d)144A, 9.00%, 5/01/15 ..............................    United States       350,500,000          339,985,000
         (d)144A, 10.00%, 5/01/18 .............................    United States       360,000,000          350,100,000
  (h,n)U.S. Oncology Holdings Inc., senior note, PIK,
       FRN, 6.904%, 3/15/12 ...................................    United States        84,068,604           51,281,848
       Vanguard Health Holding Co. I LLC, senior disc.
            note, zero cpn. to 10/01/09, 11.25%
            thereafter, 10/01/15 ..............................    United States        23,900,000           19,956,500
                                                                                                         --------------
                                                                                                          2,105,798,636
                                                                                                         --------------
       INDUSTRIALS 4.8%
       Allied Waste North America Inc.,
            senior note, B, 7.375%, 4/15/14 ...................    United States       190,000,000          180,210,060
            senior note, B, 7.125%, 5/15/16 ...................    United States        95,000,000           88,707,865
            senior secured note, 6.125%, 2/15/14 ..............    United States       215,000,000          202,308,335
            senior secured note, 6.875%, 6/01/17 ..............    United States       100,000,000           91,137,300
       Browning-Ferris Industries Inc., 7.40%, 9/15/35 ........    United States       100,000,000           88,086,900
    (d)Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14 .....   United Kingdom       100,000,000           38,750,000
       Hertz Corp.,
            senior note, 8.875%, 1/01/14 ......................    United States       320,000,000          195,600,000
            senior sub. note, 10.50%, 1/01/16 .................    United States        25,000,000           11,000,000
       Ingersoll-Rand Global Holding Co. Ltd., senior
            note, 9.50%, 4/15/14 ..............................    United States        58,100,000           58,095,352
       JohnsonDiversey Holdings Inc., senior disc. note,
            10.67%, 5/15/13 ...................................    United States       168,400,000          127,142,000
       JohnsonDiversey Inc., senior sub. note, B, 9.625%,
            5/15/12 ...........................................    United States       125,000,000          113,750,000
       Nortek Inc., senior note, 10.00%, 12/01/13 .............    United States        85,000,000           35,912,500
       RBS Global & Rexnord Corp.,
            senior note, 9.50%, 8/01/14 .......................    United States       120,000,000           97,800,000
            senior sub. note, 11.75%, 8/01/16 .................    United States        94,000,000           57,810,000
(d,h,n)Rexnord Holdings Inc., senior note, 144A, PIK, FRN,
            7.511%, 3/01/13 ...................................    United States       157,398,375           67,681,301
       Terex Corp., senior sub. note, 8.00%, 11/15/17 .........    United States       185,000,000          150,775,000
    (d)U.S. Investigations Services Inc., senior note,
            144A, 10.50%, 11/01/15 ............................     United States        45,000,000           34,537,500
                                                                                                         --------------
                                                                                                          1,639,304,113
                                                                                                         --------------
       INFORMATION TECHNOLOGY 1.9%
       Ceridian Corp., senior note, 11.50%, 11/15/15 ..........    United States        80,000,000           34,000,000
       First Data Corp., senior note, 9.875%, 9/24/15 .........    United States       270,000,000          159,300,000
       Fiserv Inc., senior note, 6.80%, 11/20/17 ..............    United States        40,000,000           37,504,360
       Flextronics International Ltd., senior sub. note, 6.25%,
         11/15/14 .............................................      Singapore          75,000,000           63,750,000

78 | Semiannual Report

Franklin Custodian Funds

                     FRANKLIN INCOME FUND                            COUNTRY       PRINCIPAL AMOUNT(g)       VALUE
---------------------------------------------------------------   --------------   -------------------   -------------
     CORPORATE BONDS (CONTINUED)
     INFORMATION TECHNOLOGY (CONTINUED)
     Freescale Semiconductor Inc., senior note,
          8.875%, 12/15/14 ....................................    United States         3,685,000       $     792,275
          10.125%, 12/15/16 ...................................    United States       140,364,000          25,967,340
     Lucent Technologies Inc., 6.45%, 3/15/29 .................    United States       180,000,000          69,300,000
(d,k)Nortel Networks Ltd., senior note, 144A, 10.75%,
     7/15/16 ..................................................       Canada            77,100,000          14,263,500
     Sanmina-SCI Corp., senior sub. note,
          6.75%, 3/01/13 ......................................    United States       150,000,000          59,250,000
          8.125%, 3/01/16 .....................................    United States       100,000,000          35,500,000
     SunGard Data Systems Inc.,

          senior note, 9.125%, 8/15/13 ........................    United States        35,000,000          30,625,000
       (d)senior note, 144A, 10.625%, 5/15/15 .................    United States        55,000,000          48,400,000
          senior sub. note, 10.25%, 8/15/15 ...................    United States        85,000,000          59,925,000
                                                                                                         -------------
                                                                                                           638,577,475
                                                                                                         -------------
     MATERIALS 1.8%
     Freeport-McMoRan Copper & Gold Inc.,
          senior note, 8.25%, 4/01/15 .........................    United States        82,400,000          78,666,250
          senior note, 8.375%, 4/01/17 ........................    United States       110,000,000         102,995,090
          senior secured note, 6.875%, 2/01/14 ................    United States        70,000,000          68,669,300
  (d)Ineos Group Holdings PLC, senior sub. note, 144A, 7.875%,
          2/15/16 .............................................   United Kingdom       175,000,000 EUR      19,746,562
     Nalco Finance Holdings, senior note, 9.00%, 2/01/14 ......    United States       380,000,000         343,900,000
     NewPage Corp., senior secured note, 10.00%, 5/01/12 ......    United States        60,000,000          21,150,000
     Novelis Inc., senior note, 7.25%, 2/15/15 ................       Canada             3,000,000           1,215,000
                                                                                                         -------------
                                                                                                           636,342,202
                                                                                                         -------------
     TELECOMMUNICATION SERVICES 0.5%
     Crown Castle International Corp., senior note,
          9.00%, 1/15/15 ......................................    United States       100,000,000         100,750,000
  (d)Digicel Group Ltd., senior note, 144A,
          8.875%, 1/15/15 .....................................       Jamaica          131,000,000          85,150,000
                                                                                                         -------------
                                                                                                           185,900,000
                                                                                                         -------------
     UTILITIES 6.8%
     Aquila Inc., senior note, 11.875%, 7/01/12 ...............    United States        79,500,000          83,531,365
     Arizona Public Service Co., senior note, 8.75%, 3/01/19 ..    United States        80,000,000          80,472,320
     CMS Energy Corp., senior note, 7.75%, 8/01/10  ...........    United States        16,860,000          16,822,605
     Dominion Resources Inc., senior note, 8.875%,
          1/15/19 .............................................    United States        40,000,000          45,368,920
     Duke Energy Corp., senior note, 6.30%, 2/01/14 ...........    United States        37,600,000          38,549,550
     Dynegy Holdings Inc., senior note,
          6.875%, 4/01/11 .....................................    United States       345,520,000         309,240,400
          8.75%, 2/15/12 ......................................    United States       331,905,000         290,416,875
          7.50%, 6/01/15 ......................................    United States       113,560,000          78,072,500
          8.375%, 5/01/16 .....................................    United States       231,760,000         158,176,200
          7.75%, 6/01/19 ......................................    United States       100,000,000          65,500,000
     Energy Future Holdings Corp., senior note,
          10.875%, 11/01/17 ...................................    United States       187,500,000         121,875,000
          P, 5.55%, 11/15/14 ..................................    United States       300,000,000         113,138,700
       (n)PIK, 12.00%, 11/01/17 ...............................    United States       243,700,000         104,181,750
     Illinois Power Co., senior secured note, 9.75%,
          11/15/18 ............................................    United States        65,000,000          70,888,090

                                                          Semiannual Report | 79

Franklin Custodian Funds

                     FRANKLIN INCOME FUND                           COUNTRY        PRINCIPAL AMOUNT(g)        VALUE
---------------------------------------------------------------   --------------   -------------------   ---------------
   CORPORATE BONDS (CONTINUED)
   UTILITIES (CONTINUED)
(d)Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 .....     Netherlands         80,000,000       $    72,800,000
   Public Service Co. of New Mexico, senior note, 7.95%,
     5/15/18 ..................................................    United States        55,000,000            48,336,915
   Reliant Energy Inc., senior note,
        7.625%, 6/15/14 .......................................    United States       150,000,000           121,500,000
        7.875%, 6/15/17 .......................................    United States       153,100,000           121,714,500
   Sempra Energy, senior note, 8.90%, 11/15/13 ................    United States        63,000,000            68,569,074
   Texas Competitive Electric Holdings Co. LLC, senior note,
        A, 10.25%, 11/01/15 ...................................    United States       350,000,000           176,750,000
        B, 10.25%, 11/01/15 ...................................    United States       186,900,000            94,384,500
     (n)PIK, 10.50%, 11/01/16 .................................    United States       150,000,000            57,750,000
                                                                                                         ---------------
                                                                                                           2,338,039,264
                                                                                                         ---------------
   TOTAL CORPORATE BONDS (COST $27,785,719,655)                                                           19,344,090,365
                                                                                                         ---------------
   CONVERTIBLE BONDS 2.0%
   CONSUMER DISCRETIONARY 0.5%
(d)Host Hotels & Resorts LP, cvt., senior note, 144A,
        2.625%, 4/15/12 .......................................    United States        98,022,000            68,615,400
(d)Host Marriott LP, cvt., senior deb., 144A, 3.25%,
        3/15/24 ...............................................    United States       100,533,000            91,736,363
                                                                                                         ---------------
                                                                                                             160,351,763
                                                                                                         ---------------
   FINANCIALS 1.1%
(d)Duke Realty LP, cvt., senior note, 144A, 3.75%,
        12/01/11 ..............................................    United States       135,000,000            94,500,000
(h)iStar Financial Inc., cvt., senior note, FRN, 1.935%,
        10/01/12 ..............................................    United States       250,000,000            72,470,750
   Vornado Realty Trust, cvt., senior bond,
        3.625%, 11/15/26 ......................................    United States        75,000,000            58,875,000
        2.85%, 4/01/27 ........................................    United States       222,500,000           167,987,500
                                                                                                         ---------------
                                                                                                             393,833,250
                                                                                                         ---------------
   INFORMATION TECHNOLOGY 0.4%
(d)Advanced Micro Devices Inc., cvt., senior note, 144A, 5.75%,
     8/15/12 ..................................................    United States       325,000,000           145,437,500
                                                                                                         ---------------
   TOTAL CONVERTIBLE BONDS (COST $1,023,145,377) ..............                                              699,622,513
                                                                                                         ---------------
   TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
     (COST $49,155,202,755) ...................................                                           32,642,482,738
                                                                                                         ---------------

80 | Semiannual Report

Franklin Custodian Funds

                     FRANKLIN INCOME FUND                            COUNTRY             SHARES               VALUE
---------------------------------------------------------------   --------------   -------------------   ---------------

   SHORT TERM INVESTMENTS 2.9%
   MONEY MARKET FUNDS (COST $258,040,182) 0.7%
(p)Bank of New York Institutional Cash Reserve Fund,
   0.15% ......................................................   United States            451,668       $       442,635

(q)Franklin Institutional Fiduciary Trust Money Market
   Portfolio, 0.13% ...........................................   United States        257,588,514           257,588,514
                                                                                                         ---------------
                                                                                                             258,031,149
                                                                                                         ---------------

                                                                                   PRINCIPAL AMOUNT(g)
                                                                                   -------------------
   REPURCHASE AGREEMENTS (COST $757,401,060) 2.2%
(r)Joint Repurchase Agreement, 0.132%, 4/01/09
   (Maturity Value $757,403,829) ..............................   United States       $757,401,060           757,401,060
      Banc of America Securities LLC (Maturity Value
       $53,003,120)
      Barclays Capital Inc. (Maturity Value $53,003,120)
      BNP Paribas Securities Corp. (Maturity Value
       $212,012,480)
      Credit Suisse Securities (USA) LLC
       (Maturity Value $185,518,494)
      Deutsche Bank Securities Inc. (Maturity Value
       $147,860,375)
      HSBC Securities (USA) Inc. (Maturity Value $106,006,240)
       Collateralized by U.S.Government Agency Securities,
        1.03% - 5.50%, 9/25/09 - 12/14/22; (s)U.S. Treasury
        Bills,
        6/11/09 - 9/03/09; and U.S. Treasury Notes,
        0.875% - 4.50%, 5/15/10 - 3/31/13

                                                                                                         ---------------
   TOTAL INVESTMENTS (COST $50,170,643,997) 97.6% ..............................                          33,657,914,947
   OPTIONS WRITTEN (0.0)%(b) ...................................................                                (375,000)
   OTHER ASSETS, LESS LIABILITIES 2.4% .........................................                             825,828,799
                                                                                                         ---------------
   NET ASSETS 100.0% ...........................................................                         $34,483,368,746
                                                                                                         ===============

                                                                                        CONTRACTS
                                                                                       -----------
(t)OPTIONS WRITTEN 0.0%(b)
   CALL OPTIONS 0.0%(b)
   CONSUMER DISCRETIONARY 0.0%(b)
   Comcast Corp., Apr. 15 Calls, 4/18/09 .......................................             5,000               100,000
                                                                                                         ---------------
   INFORMATION TECHNOLOGY 0.0%(b)
   Intel Corp., Apr. 17 Calls, 4/18/09 .........................................             5,000                65,000
   Texas Instruments Inc., Apr. 17.5 Calls, 4/18/09 ............................             5,000               210,000
                                                                                                         ---------------
                                                                                                                 275,000
                                                                                                         ---------------
   TOTAL OPTIONS WRITTEN
     (PREMIUMS RECEIVED $453,897) ..............................................                                 375,000
                                                                                                         ===============

                                                          Semiannual Report | 81

Franklin Custodian Funds

FRANKLIN INCOME FUND

See Abbreviations on page 127.

(a) A portion or all of the security is held in connection with written option contracts open at period end.

(b) Rounds to less than 0.1% of net assets.

(c) See Note 11 regarding holdings of 5% voting securities.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2009, the aggregate value of these securities was $3,947,781,749, representing 11.45% of net assets.

(e) Non-income producing.

(f) See Note 1(f) regarding Equity-Linked Securities.

(g) The principal amount is stated in U.S. dollars unless otherwise indicated.

(h) The coupon rate shown represents the rate at period end.

(i) See Note 1(i) regarding senior floating rate interests.

(j) A portion or all of the security purchased on a delayed delivery basis. See
Note 1(d).

(k) See Note 8 regarding defaulted securities.

(l) See Note 10 regarding unfunded loan commitments.

(m) See Note 12 regarding other considerations.

(n) Income may be received in additional securities and/or cash.

(o) Perpetual security with no stated maturity date.

(p) The rate shown is the annualized seven-day yield at period end.

(q) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(r) See Note 1(c) regarding joint repurchase agreement.

(s) The security is traded on a discount basis with no stated coupon rate.

(t) See Note 1(g) regarding written options.

82 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                       SIX MONTHS ENDED                       YEAR ENDED SEPTEMBER 30,
                                       MARCH 31, 2009    ----------------------------------------------------------------------
                                         (UNAUDITED)        2008           2007           2006           2005           2004
                                      -----------------  ----------     ----------     ----------     ----------     ----------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)

Net asset value, beginning of
 period ............................     $     6.45      $     6.39     $     6.43     $     6.53     $     6.68     $     6.81
                                         ----------      ----------     ----------     ----------     ----------     ----------
Income from investment
  operations(a):
   Net investment income(b) ........           0.14            0.30           0.31           0.30           0.28           0.27

   Net realized and unrealized
    gains (losses) .................           0.24            0.08          (0.02)         (0.09)         (0.11)         (0.04)
                                         ----------      ----------     ----------     ----------     ----------     ----------
Total from investment operations ...           0.38            0.38           0.29           0.21           0.17           0.23
                                         ----------      ----------     ----------     ----------     ----------     ----------
Less distributions from net
  investment income ................          (0.15)          (0.32)         (0.33)         (0.31)         (0.32)         (0.36)
                                         ----------      ----------     ----------     ----------     ----------     ----------
Redemption fees(c) .................             --              --(d)          --(d)          --(d)          --(d)          --(d)
                                         ----------      ----------     ----------     ----------     ----------     ----------
Net asset value, end of period .....     $     6.68      $     6.45     $     6.39     $     6.43     $     6.53     $     6.68
                                         ==========      ==========     ==========     ==========     ==========     ==========

Total return(e) ....................           6.02%           6.00%          4.63%          3.40%          2.67%          3.46%

RATIOS TO AVERAGE NET ASSETS(f)

Expenses(g) ........................           0.71%           0.72%          0.72%          0.72%          0.72%          0.70%

Net investment income ..............           4.33%           4.64%          4.78%          4.64%          4.29%          4.09%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..     $6,150,173      $5,353,961     $5,073,449     $5,291,117     $5,901,449     $6,420,381

Portfolio turnover rate ............          17.22%          21.66%         12.34%         20.54%         29.14%         41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 83

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                           SIX MONTHS ENDED                      YEAR ENDED SEPTEMBER 30,
                                            MARCH 31, 2009    ------------------------------------------------------------
                                              (UNAUDITED)        2008        2007         2006         2005         2004
                                           ----------------   --------     --------     --------     --------     --------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)
Net asset value, beginning of
  period ..............................        $   6.44       $   6.38     $   6.42     $   6.52     $   6.67     $   6.80
                                               --------       --------     --------     --------     --------     --------
Income from investment
 operations(a):
   Net investment income(b) ...........            0.12           0.27         0.27         0.26         0.25         0.24
   Net realized and unrealized
    gains (losses) ....................            0.25           0.07        (0.01)       (0.08)       (0.11)       (0.05)
                                               --------       --------     --------     --------     --------     --------
Total from investment operations ......            0.37           0.34         0.26         0.18         0.14         0.19
                                               --------       --------     --------     --------     --------     --------
Less distributions from net
  investment income ...................           (0.14)         (0.28)       (0.30)       (0.28)       (0.29)       (0.32)
                                               --------       --------     --------     --------     --------     --------
Redemption fees(c) ....................              --             --(d)        --(d)        --(d)        --(d)        --(d)
                                               --------       --------     --------     --------     --------     --------
Net asset value, end of period ........        $   6.67       $   6.44     $   6.38     $   6.42     $   6.52     $   6.67
                                               ========       ========     ========     ========     ========     ========

Total return(e) .......................            5.60%          5.61%        4.10%        2.87%        2.13%        2.92%


RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ...........................            1.23%          1.24%        1.25%        1.24%        1.25%        1.23%
Net investment income .................            3.81%          4.12%        4.25%        4.12%        3.76%        3.56%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....        $283,707       $284,649     $316,720     $388,807     $478,788     $568,276
Portfolio turnover rate ...............           17.22%         21.66%       12.34%       20.54%       29.14%       41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

84 | The accompanying notes are an integral part of these financial statements.
     | Semiannual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                       SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                        MARCH 31, 2009   ------------------------------------------------------------
                                          (UNAUDITED)      2008         2007         2006         2005         2004
                                       ----------------  --------     --------     --------     --------     --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning
 of period .........................      $     6.42     $   6.36     $   6.40     $   6.50     $   6.65     $   6.78
                                          ----------     --------     --------     --------     --------     --------
Income from investment
 operations(a):
   Net investment income(b) ........            0.12         0.27         0.27         0.26         0.25         0.24
   Net realized and unrealized
    gains (losses) .................            0.24         0.07        (0.01)       (0.08)       (0.11)       (0.05)
                                          ----------     --------     --------     --------     --------     --------
Total from investment operations ...            0.36         0.34         0.26         0.18         0.14         0.19
                                          ----------     --------     --------     --------     --------     --------
Less distributions from net
 investment income .................           (0.14)       (0.28)       (0.30)       (0.28)       (0.29)       (0.32)
                                          ----------     --------     --------     --------     --------     --------
Redemption fees(c) .................              --           --(d)        --(d)        --(d)        --(d)        --(d)
                                          ----------     --------     --------     --------     --------     --------
Net asset value, end of period .....      $     6.64     $   6.42     $   6.36     $   6.40     $   6.50     $   6.65
                                          ==========     ========     ========     ========     ========     ========

Total return(e) ....................            5.63%        5.48%        4.12%        2.88%        2.14%        2.91%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ........................            1.23%        1.24%        1.25%        1.23%        1.25%        1.23%
Net investment income ..............            3.81%        4.12%        4.25%        4.13%        3.76%        3.56%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..      $1,021,558     $610,148     $418,951     $424,462     $508,539     $597,451
Portfolio turnover rate ............           17.22%       21.66%       12.34%       20.54%       29.14%       41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

  Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 85

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                       SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                        MARCH 31, 2009   --------------------------------------------------------
                                          (UNAUDITED)      2008         2007       2006        2005        2004
                                       ----------------  --------     -------     -------     -------     -------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning
 of period .........................      $   6.45       $   6.39     $  6.43     $  6.53     $  6.68     $  6.81
                                          --------       --------     -------     -------     -------     -------
Income from investment
 operations(a):
   Net investment income(b) ........          0.13           0.28        0.28        0.27        0.26        0.25
   Net realized and unrealized
    gains (losses) .................          0.23           0.07       (0.01)      (0.08)      (0.11)      (0.05)
                                          --------       --------     -------     -------     -------     -------
Total from investment operations ...          0.36           0.35        0.27        0.19        0.15        0.20
                                          --------       --------     -------     -------     -------     -------
Less distributions from net
 investment income .................         (0.14)         (0.29)      (0.31)      (0.29)      (0.30)      (0.33)
                                          --------       --------     -------     -------     -------     -------
Redemption fees(c) .................            --             --(d)       --(d)       --(d)       --(d)       --(d)
                                          --------       --------     -------     -------     -------     -------
Net asset value, end of period .....      $   6.67       $   6.45     $  6.39     $  6.43     $  6.53     $  6.68
                                          ========       ========     =======     =======     =======     =======

Total return(e) ....................          5.68%          5.61%       4.25%       3.01%       2.29%       3.08%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ........................          1.08%          1.09%       1.10%       1.09%       1.10%       1.08%
Net investment income ..............          3.96%          4.27%       4.40%       4.27%       3.91%       3.71%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..      $125,610       $104,648     $74,537     $71,104     $65,790     $59,431
Portfolio turnover rate ............         17.22%         21.66%      12.34%      20.54%      29.14%      41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

86 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                       SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                        MARCH 31, 2009   ------------------------------------------------------------
                                          (UNAUDITED)      2008         2007         2006         2005         2004
                                       ----------------  --------     --------     --------     --------     --------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning
        of period ..................      $   6.47       $   6.41     $   6.45     $   6.55     $   6.69     $   6.83
                                          --------       --------     --------     --------     --------     --------
Income from investment
 operations(a):
   Net investment income(b) ........          0.15           0.31         0.31         0.31         0.29         0.28
   Net realized and unrealized
    gains (losses) .................          0.23           0.08        (0.01)       (0.09)       (0.10)       (0.06)
                                          --------       --------     --------     --------     --------     --------
Total from investment operations ...          0.38           0.39         0.30         0.22         0.19         0.22
                                          --------       --------     --------     --------     --------     --------
Less distributions from net
 investment income .................         (0.16)         (0.33)       (0.34)       (0.32)       (0.33)       (0.36)
                                          --------       --------     --------     --------     --------     --------
Redemption fees(c) .................            --             --(d)        --(d)        --(d)        --(d)        --(d)
                                          --------       --------     --------     --------     --------     --------
Net asset value, end of period .....      $   6.69       $   6.47     $   6.41     $   6.45     $   6.55     $   6.69
                                          ========       =======      ========     ========     ========     ========

Total return(e) ....................          5.92%          6.11%        4.75%        3.53%        2.95%        3.42%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses(g) ........................          0.58%          0.59%        0.60%        0.59%        0.60%        0.58%
Net investment income ..............          4.46%          4.77%        4.90%        4.77%        4.41%        4.21%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..      $733,364       $612,026     $470,751     $387,239     $334,681     $340,279
Portfolio turnover rate ............         17.22%         21.66%       12.34%       20.54%       29.14%       41.45%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

  Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 87

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

             FRANKLIN U.S. GOVERNMENT SECURITIES FUND                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------      ----------------  ---------------
   MORTGAGE-BACKED SECURITIES 96.4%
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 96.4%
   GNMA GP 30 Year, 8.25%, 3/15/17 - 10/15/17 .....................      $      101,127    $       108,488
   GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16 .....................             221,844            240,891
   GNMA GP 30 Year, 10.00%, 11/15/09 - 1/15/10 ....................              35,640             36,557
   GNMA GP 30 Year, 10.25%, 5/15/20 ...............................               9,980             11,059
   GNMA GP 30 Year, 11.00%, 1/15/10 - 11/15/10 ....................             124,595            129,972
   GNMA GP 30 Year, 11.25%, 7/15/13 - 1/15/16 .....................             186,841            209,558
   GNMA GP 30 Year, 11.50%, 2/15/13 - 5/15/13 .....................              28,220             31,657
   GNMA GP 30 Year, 11.75%, 7/15/13 - 8/15/13 .....................              29,403             33,108
   GNMA GP 30 Year, 12.00%, 3/15/11 - 12/15/12 ....................               9,483             10,336
   GNMA GP 30 Year, 12.50%, 5/15/10 - 6/15/10 .....................              12,199             12,861
   GNMA GP 30 Year, 12.75%, 5/15/14 ...............................               4,405              5,124
   GNMA I SF 15 Year, 6.50%, 5/15/18 ..............................           1,112,935          1,174,760
   GNMA I SF 15 Year, 7.00%, 10/15/09 .............................               7,494              7,527
(a)GNMA I SF 30 Year, 4.50%, 1/15/39 - 4/01/39 ....................         464,235,446        475,811,904
   GNMA I SF 30 Year, 4.50%, 3/15/39 ..............................         114,170,000        117,026,412
(a)GNMA I SF 30 Year, 5.00%, 2/15/33 - 4/01/39 ....................         963,922,210      1,002,947,848
   GNMA I SF 30 Year, 5.50%, 5/15/38 - 12/15/38 ...................       1,454,013,840      1,518,033,374
   GNMA I SF 30 Year, 5.50%, 12/15/38 .............................          94,950,000         99,093,657
(a)GNMA I SF 30 Year, 5.50%, 2/15/39 ..............................         107,160,074        111,692,559
   GNMA I SF 30 Year, 6.00%, 10/15/23 - 11/15/38 ..................       1,455,896,787      1,526,731,957
   GNMA I SF 30 Year, 6.50%, 5/15/23 - 2/15/38 ....................         351,052,634        371,641,231
   GNMA I SF 30 Year, 6.75%, 3/15/26 - 4/15/26 ....................              67,994             72,487
   GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32 ....................         176,486,092        189,244,183
   GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26 ...................             534,778            571,308
   GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33 ....................          57,078,920         61,199,633
   GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22 ....................             402,914            430,411
   GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30 ...................          33,656,557         36,255,951
   GNMA I SF 30 Year, 8.25%, 3/15/27 ..............................              36,577             39,554
   GNMA I SF 30 Year, 8.50%, 12/15/09 - 6/15/25 ...................           7,414,157          8,027,411
   GNMA I SF 30 Year, 9.00%, 9/15/13 - 7/15/23 ....................           9,202,990          9,954,964
   GNMA I SF 30 Year, 9.50%, 6/15/09 - 8/15/22 ....................           5,422,700          5,954,926
   GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25 ...................           7,290,095          8,048,955
   GNMA I SF 30 Year, 10.50%, 2/15/12 - 10/15/21 ..................           5,520,652          6,202,900
   GNMA I SF 30 Year, 11.00%, 12/15/09 - 5/15/21 ..................           3,894,416          4,342,400
   GNMA I SF 30 Year, 11.50%, 3/15/13 - 2/15/16 ...................           1,073,625          1,211,546
   GNMA I SF 30 Year, 12.00%, 5/15/11 - 1/15/18 ...................           5,252,000          6,026,700
   GNMA I SF 30 Year, 12.50%, 4/15/10 - 8/15/18 ...................           3,804,214          4,322,642
   GNMA I SF 30 Year, 13.00%, 1/15/11 - 9/15/15 ...................           4,250,054          4,867,475
   GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17 ...................              40,371             43,177
   GNMA II GP 30 Year, 11.50%, 8/20/13 ............................              12,133             13,565
   GNMA II SF 30 Year, 4.50%, 5/20/33 - 10/20/34 ..................          35,605,943         36,516,300
   GNMA II SF 30 Year, 5.00%, 7/20/33 - 3/20/36 ...................         270,501,660        281,081,480
   GNMA II SF 30 Year, 5.00%, 9/20/33 .............................         175,388,298        182,163,465
   GNMA II SF 30 Year, 5.50%, 6/20/34 - 8/20/38 ...................         678,832,225        707,372,657
   GNMA II SF 30 Year, 5.50%, 12/20/34 ............................         122,433,793        127,647,179
   GNMA II SF 30 Year, 5.50%, 6/20/38 .............................         105,237,477        109,539,050
   GNMA II SF 30 Year, 6.00%, 10/20/23 - 12/20/38 .................         841,087,520        879,498,246

88 | Semiannual Report

Franklin Custodian Funds

             FRANKLIN U.S. GOVERNMENT SECURITIES FUND                    PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------      ----------------  ---------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (GNMA) FIXED RATE (CONTINUED)
   GNMA II SF 30 Year, 6.50%, 6/20/24 - 3/20/34 ...................      $  59,653,099     $   63,555,894
   GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33 ...................         32,192,935         34,513,856
   GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32 ..................          5,856,298          6,278,518
   GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30 ...................          2,854,086          3,082,031
   GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25 ...................          1,437,796          1,550,693
   GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21 ..................            463,535            499,833
   GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25 ...................            265,370            290,947
   GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21 ..................            578,508            635,207
   GNMA II SF 30 Year, 10.50%, 9/20/13 - 3/20/21 ..................          1,494,647          1,669,766
   GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21 ..................            234,790            263,776
   GNMA II SF 30 Year, 11.50%, 9/20/13 - 2/20/18 ..................            129,132            145,817
   GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16 ..................            232,634            266,113
   GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15 ................            176,510            203,214
   GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15 .................            174,003            204,800
                                                                                           ---------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $ 7,743,615,186) ........                         8,008,799,870
                                                                                           ---------------

                                                                             SHARES
                                                                         -------------
   SHORT TERM INVESTMENTS 5.0%
   MONEY MARKET FUNDS (COST $257,603,750) 3.1%
(b)Franklin Institutional Fiduciary Trust Money
    Market Portfolio, 0.13% .......................................        257,603,750        257,603,750
                                                                                           ---------------

                                                                         PRINCIPAL AMOUNT
                                                                         ----------------
   REPURCHASE AGREEMENTS (COST $161,755,000) 1.9%

(c) Barclays Capital Inc., 0.14%, 4/01/09
    (Maturity Value $ 161,755,629)
     Collateralized by U.S. Treasury Notes, 2.00%, 11/30/13 .....        $ 161,755,000        161,755,000
                                                                                           ---------------
TOTAL INVESTMENTS (COST $ 8,162,973,936) 101.4% .................                            8,428,158,620
OTHER ASSETS, LESS LIABILITIES (1.4)% ...........................                             (113,746,276)
                                                                                           ---------------
NET ASSETS 100.0% ...............................................                          $ 8,314,412,344
                                                                                           ===============

See Abbreviations on page 127.

(a) A portion or all of the security purchased on a delayed delivery or TBA basis. See Note 1(d).

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(c) See Note 1(c) regarding repurchase agreements.

   Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 89

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN UTILITIES FUND

                                      SIX MONTHS ENDED                         YEAR ENDED SEPTEMBER 30,
                                       MARCH 31, 2009   -------------------------------------------------------------------------
                                         (UNAUDITED)       2008            2007            2006           2005           2004
                                      ----------------  ----------      ----------      ----------      ----------     ----------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning
 of period ........................    $    11.92       $    14.58      $    12.89      $    12.59      $    10.16     $     8.80
                                       ----------       ----------      ----------      ----------      ----------     ----------
Income from investment
 operations(a):
   Net investment income(b) .......          0.21             0.41            0.40            0.43            0.45           0.43
   Net realized and unrealized
    gains (losses) ................         (2.55)           (1.93)           2.16            0.37            2.42           1.33
                                       ----------       ----------      ----------      ----------      ----------     ----------
Total from investment
 operations .......................         (2.34)           (1.52)           2.56            0.80            2.87           1.76
                                       ----------       ----------      ----------      ----------      ----------     ----------
Less distributions from:
   Net investment income ..........         (0.21)           (0.40)          (0.40)          (0.41)          (0.44)         (0.40)
   Net realized gains .............         (0.08)           (0.74)          (0.47)          (0.09)             --             --
                                       ----------       ----------      ----------      ----------      ----------     ----------
Total distributions ...............         (0.29)           (1.14)          (0.87)          (0.50)          (0.44)         (0.40)
                                       ----------       ----------      ----------      ----------      ----------     ----------
Redemption fees(c) ................            --               --(d)           --(d)           --(d)           --(d)          --(d)
                                       ----------       ----------      ----------      ----------      ----------     ----------
Net asset value, end of period ....    $     9.29       $    11.92      $    14.58      $    12.89      $    12.59     $    10.16
                                       ==========       ==========      ==========      ==========      ==========     ==========

Total return(e) ...................        (19.65)%         (11.63)%         20.32%           6.69%          28.81%         20.40%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..........................          0.78%(g)         0.74%(g)        0.75%(g)        0.76%(g)       0.78%(g)        0.80%
Net investment income .............          4.14%            2.92%           2.83%           3.54%          3.92%           4.49%

SUPPLEMENTAL DATA
Net assets, end of period
 (000's) ..........................    $1,341,624       $1,769,397      $2,157,614      $1,926,732      $1,986,034     $1,450,832
Portfolio turnover rate ...........          8.34%            8.32%          10.84%           7.97%          13.53%         16.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

90 | The accompanying notes are an integral part of these financial statements.
     | Semiannual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                      SIX MONTHS ENDED                       YEAR ENDED SEPTEMBER 30,
                                       MARCH 31, 2009   ---------------------------------------------------------------
                                         (UNAUDITED)      2008         2007          2006          2005          2004
                                      ----------------  -------      --------      --------      --------      --------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning
 of period ........................     $ 11.91         $ 14.56      $  12.88      $  12.57      $  10.15      $   8.80
                                        -------         -------      --------      --------      --------      --------
Income from investment
 operations(a):
   Net investment income(b) .......        0.18            0.33          0.33          0.37          0.39          0.38
   Net realized and unrealized
    gains (losses) ................       (2.54)          (1.91)         2.15          0.38          2.42          1.33
                                        -------         -------      --------      --------      --------      --------
Total from investment
 operations .......................       (2.36)          (1.58)         2.48          0.75          2.81          1.71
                                        -------         -------      --------      --------      --------      --------
Less distributions from:
   Net investment income ..........       (0.18)          (0.33)        (0.33)        (0.35)        (0.39)        (0.36)
   Net realized gains .............       (0.08)          (0.74)        (0.47)        (0.09)           --            --
                                        -------         -------      --------      --------      --------      --------
Total distributions ...............       (0.26)          (1.07)        (0.80)        (0.44)        (0.39)        (0.36)
                                        -------         -------      --------      --------      --------      --------
Redemption fees(c) ................          --              --(d)         --(d)         --(d)         --(d)         --(d)
                                        -------         -------      --------      --------      --------      --------
Net asset value, end of period ....     $  9.29         $ 11.91      $  14.56      $  12.88      $  12.57      $  10.15
                                        =======         =======      ========      ========      ========      ========

Total return(e) ...................      (19.84)%        (12.04)%       19.66%         6.25%        28.11%        19.71%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ..........................        1.29%(g)        1.24%(g)      1.26%(g)      1.26%(g)      1.28%(g)      1.30%
Net investment income .............        3.63%           2.42%         2.32%         3.04%         3.42%         3.99%

SUPPLEMENTAL DATA
Net assets, end of period
 (000's) ..........................     $62,063         $92,695      $127,587      $133,824      $154,277      $127,105
Portfolio turnover rate ...........        8.34%           8.32%        10.84%         7.97%        13.53%        16.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 91

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                       SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                        MARCH 31, 2009   --------------------------------------------------------------
                                          (UNAUDITED)      2008         2007         2006         2005           2004
                                       ----------------  --------     --------     ---------      --------     --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning
 of period .........................     $  11.88        $  14.53     $  12.85     $   12.55      $  10.13     $   8.78
                                         --------        --------     --------     ---------      --------     --------
Income from investment
 operations(a):
   Net investment income(b) ........         0.18            0.33         0.33          0.37          0.39         0.38
   Net realized and unrealized
    gains (losses) .................        (2.53)          (1.91)        2.15          0.37          2.42         1.33
                                         --------        --------     --------      --------      --------     --------
Total from investment operations ...        (2.35)          (1.58)        2.48          0.74          2.81         1.71
                                         --------        --------     --------      --------      --------     --------
Less distributions from:
   Net investment income ...........        (0.19)          (0.33)       (0.33)        (0.35)        (0.39)       (0.36)
   Net realized gains ..............        (0.08)          (0.74)       (0.47)        (0.09)           --           --
                                         --------        --------     --------      --------      --------     --------
Total distributions ................        (0.27)          (1.07)       (0.80)        (0.44)        (0.39)       (0.36)
                                         --------        --------     --------      --------      --------     --------
Redemption fees(c) .................           --              --(d)        --(d)         --(d)         --(d)        --(d)
                                         --------        --------     --------      --------      --------     --------
Net asset value, end of period .....     $   9.26        $  11.88     $  14.53     $   12.85      $  12.55     $  10.13
                                         ========        ========     ========     =========      ========     ========

Total return(e) ....................       (19.87)%        (12.06)%      19.72%         6.19%        28.16%       19.76%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ...........................         1.29%(g)        1.24%(g)     1.26%(g)      1.25%(g)      1.28%(g)     1.30%
Net investment income ..............         3.63%           2.42%        2.32%         3.05%         3.42%        3.99%

SUPPLEMENTAL DATA
Net assets, end of period (000's) ..     $257,162        $339,247     $424,977      $391,509      $435,714     $283,747
Portfolio turnover rate ............         8.34%           8.32%       10.84%         7.97%        13.53%       16.13%


(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.

92 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND


                                 SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2009   ----------------------------------------------------------
                                   (UNAUDITED)       2008        2007         2006         2005         2004
                                 ----------------  -------      -------      -------      -------      ------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning
of period .....................     $   11.89      $ 14.54      $ 12.86      $ 12.57      $ 10.15      $ 8.79
                                    ---------      -------      -------      -------      -------      ------
Income from investment
operations(a):
   Net investment income(b) ...          0.19         0.36         0.35         0.39         0.43        0.39
   Net realized and unrealized
    gains (losses) ............         (2.54)       (1.92)        2.16         0.36         2.40        1.34
                                    ---------      -------      -------      -------      -------      ------
Total from investment
 operations ...................         (2.35)       (1.56)        2.51         0.75         2.83        1.73
                                    ---------      -------      -------      -------      -------      ------
Less distributions from:
   Net investment income ......         (0.19)       (0.35)       (0.36)       (0.37)       (0.41)      (0.37)
   Net realized gains .........         (0.08)       (0.74)       (0.47)       (0.09)          --          --
                                    ---------      -------      -------      -------      -------      ------
Total distributions ...........         (0.27)       (1.09)       (0.83)       (0.46)       (0.41)      (0.37)
                                    ---------      -------      -------      -------      -------      ------
Redemption fees(c) ............            --           --(d)        --(d)        --(d)        --(d)       --(d)
                                    ---------      -------      -------      -------      -------      ------
Net asset value, end of
        period ................      $   9.27      $ 11.89      $ 14.54      $ 12.86      $ 12.57      $10.15
                                    =========      =======      =======      =======      =======      ======

Total return(e) ...............        (19.78)%     (11.92)%      19.92%        6.29%       28.35%      20.02%

RATIOS TO AVERAGE NET ASSETS(f)
Expenses ......................          1.14%(g)     1.09%(g)     1.11%(g)     1.11%(g)     1.13%(g)    1.15%
Net investment income .........          3.78%        2.57%        2.47%        3.19%        3.57%       4.14%

SUPPLEMENTAL DATA
Net assets, end of period
 (000's) ......................     $  29,311      $36,596      $41,845      $27,736      $14,649      $1,590
Portfolio turnover rate .......          8.34%        8.32%       10.84%        7.97%       13.53%      16.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

  Semiannual Report | The accompanying notes are an integral part of these
                                                      financial statements. | 93

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                 SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2009   ---------------------------------------------------------------
                                    (UNAUDITED)      2008         2007         2006          2005          2004
                                 ----------------  -------      -------      --------      --------      ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)
Net asset value, beginning
 of period ....................       $ 11.98      $ 14.64      $ 12.95      $  12.64      $  10.20      $    8.84
                                      -------      -------      -------      --------      --------      ---------
Income from investment
 operations(a):
   Net investment income(b) ...          0.22         0.42         0.42          0.45          0.48           0.44
   Net realized and unrealized
    gains (losses) ............         (2.56)       (1.92)        2.17          0.38          2.42           1.34
                                      -------      -------      -------      --------      --------      ---------
Total from investment
 operations ...................         (2.34)       (1.50)        2.59          0.83          2.90           1.78
                                      -------      -------      -------      --------      --------      ---------
Less distributions from:
   Net investment income ......         (0.22)       (0.42)       (0.43)        (0.43)        (0.46)         (0.42)
   Net realized gains .........         (0.08)       (0.74)       (0.47)        (0.09)           --             --
                                      -------      -------      -------      --------      --------      ---------
Total distributions ...........         (0.30)       (1.16)       (0.90)        (0.52)        (0.46)         (0.42)
                                      -------      -------      -------      --------      --------      ---------
Redemption fees(c)                         --           --(d)        --(d)         --(d)         --(d)          --(d)
                                      -------      -------      -------      --------      --------      ---------
Net asset value, end of
 period .......................       $  9.34      $ 11.98      $ 14.64      $  12.95      $  12.64      $   10.20
                                      =======      =======      =======      ========      ========      =========

Total return(e) ...............        (19.57)%     (11.45)%      20.43%         6.88%        29.00%         20.48%

RATIOS TO AVERAGE NET ASSETS (f)
Expenses ......................          0.64%(g)     0.59%(g)     0.61%(g)      0.61%(g)      0.63%(g)       0.65%
Net investment income .........          4.28%        3.07%        2.97%         3.69%         4.07%          4.64%

SUPPLEMENTAL DATA
Net assets, end of period
  (000's) .....................       $50,976      $58,817      $86,823      $103,041      $110,249        $51,586
Portfolio turnover rate .......          8.34%        8.32%       10.84%         7.97%        13.53%         16.13%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

94 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

FRANKLIN UTILITIES FUND                                                       COUNTRY        SHARES        VALUE
----------------------------------------------------------------------    --------------   ----------   ------------
COMMON STOCKS 94.2%
DIVERSIFIED TELECOMMUNICATION SERVICES 2.8%
AT&T Inc. ............................................................     United States    1,000,000   $ 25,200,000
Verizon Communications Inc. ..........................................     United States      800,000     24,160,000
                                                                                                        ------------
                                                                                                          49,360,000
                                                                                                        ------------
ELECTRIC UTILITIES 47.4%
Allegheny Energy Inc. ................................................     United States    1,000,000     23,170,000
American Electric Power Co. Inc. .....................................     United States    1,300,000     32,838,000
Cleco Corp. ..........................................................     United States    1,000,000     21,690,000
Duke Energy Corp. ....................................................     United States    3,800,000     54,416,000
Edison International .................................................     United States    1,800,000     51,858,000
Entergy Corp. ........................................................     United States    1,200,000     81,708,000
Exelon Corp. .........................................................     United States    2,200,000     99,858,000
FirstEnergy Corp. ....................................................     United States    1,600,000     61,760,000
FPL Group Inc. .......................................................     United States    1,500,000     76,095,000
Hawaiian Electric Industries Inc. ....................................     United States      400,000      5,496,000
Northeast Utilities ..................................................     United States      500,000     10,795,000
NV Energy Inc. .......................................................     United States    5,000,000     46,950,000
Pepco Holdings Inc. ..................................................     United States    1,000,000     12,480,000
Pinnacle West Capital Corp. ..........................................     United States      600,000     15,936,000
Portland General Electric Co. ........................................     United States    1,500,000     26,385,000
PPL Corp. ............................................................     United States    2,000,000     57,420,000
Progress Energy Inc. .................................................     United States    1,500,000     54,390,000
The Southern Co. .....................................................     United States    2,400,000     73,488,000
Westar Energy Inc. ...................................................     United States    1,080,600     18,942,918
                                                                                                        ------------
                                                                                                         825,675,918
                                                                                                        ------------
GAS UTILITIES 1.6%
AGL Resources Inc. ...................................................     United States      786,875     20,875,794
Southwest Gas Corp. ..................................................     United States      300,000      6,321,000
                                                                                                        ------------
                                                                                                          27,196,794
                                                                                                        ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.5%
Constellation Energy Group............................................     United States    2,100,000     43,386,000
                                                                                                        ------------
MULTI-UTILITIES 36.9%
Alliant Energy Corp. .................................................     United States    1,200,000     29,628,000
Ameren Corp. . .......................................................     United States    1,350,000     31,306,500
CenterPoint Energy Inc. ..............................................     United States    2,000,000     20,860,000
CMS Energy Corp. .....................................................     United States    1,000,000     11,840,000
Consolidated Edison Inc. .............................................     United States      800,000     31,688,000
Dominion Resources Inc. ..............................................     United States    1,600,000     49,584,000
DTE Energy Co. .......................................................     United States      500,000     13,850,000
GDF Suez .............................................................        France          700,000     24,021,111
Integrys Energy Group Inc. ...........................................     United States      200,000      5,208,000
National Grid PLC ....................................................    United Kingdom    4,987,755     38,286,908
NiSource Inc. ........................................................     United States    1,500,000     14,700,000
PG&E Corp. ...........................................................     United States    2,100,000     80,262,000
PNM Resources Inc. ...................................................     United States      855,720      7,068,247
Public Service Enterprise Group Inc. .................................     United States    2,100,000     61,887,000

                                                         Semiannual Report | 95

Franklin Custodian Funds

FRANKLIN UTILITIES FUND                                                      COUNTRY             SHARES             VALUE
----------------------------------------------------------------------    --------------   ------------------   --------------
COMMON STOCKS (CONTINUED)
MULTI-UTILITIES (CONTINUED)
RWE AG ...............................................................       Germany              300,000       $   21,151,057
SCANA Corp. ..........................................................    United States           900,000           27,801,000
Sempra Energy ........................................................    United States         1,600,000           73,984,000
TECO Energy Inc. .....................................................    United States           700,000            7,805,000
United Utilities Group PLC ...........................................    United Kingdom        1,460,189           10,129,709
Vectren Corp. ........................................................    United States           600,000           12,654,000
Wisconsin Energy Corp. ...............................................    United States           600,000           24,702,000
Xcel Energy Inc. .....................................................    United States         2,400,000           44,712,000
                                                                                                                --------------
                                                                                                                   643,128,532
                                                                                                                --------------
OIL, GAS & CONSUMABLE FUELS 2.5%
Spectra Energy Corp. .................................................    United States         2,197,600           31,074,064
The Williams Cos. Inc. ...............................................    United States         1,105,190           12,577,062
                                                                                                                --------------
                                                                                                                    43,651,126
                                                                                                                --------------
WATER UTILITIES 0.5%
American Water Works Co. Inc. ........................................    United States           400,000            7,696,000
                                                                                                                --------------
TOTAL COMMON STOCKS (COST $1,479,329,346) ............................                                           1,640,094,370
                                                                                                                --------------
CONVERTIBLE PREFERRED STOCKS (COST $13,497,475) 0.5%
ELECTRIC UTILITIES 0.5%
CMS Energy Trust I, 7.75%, cvt. pfd. .................................    United States           270,050            7,852,055
                                                                                                                --------------

                                                                                           PRINCIPAL AMOUNT(a)
                                                                                           -------------------
CORPORATE BONDS 3.3%
ELECTRIC UTILITIES 1.8%
MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28 .........    United States       $25,000,000           26,732,600
Northeast Generation Co., senior secured note, B-1,
  8.812%, 10/15/26 ...................................................    United States         7,294,922            5,527,713
                                                                                                                --------------
                                                                                                                    32,260,313
                                                                                                                --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 0.8%
Energy Future Holdings Corp., senior note,
     P, 5.55%, 11/15/14. .............................................    United States        32,300,000           12,181,267
     R, 6.55%, 11/15/34 ..............................................    United States         5,700,000            1,574,220
                                                                                                                --------------
                                                                                                                    13,755,487
                                                                                                                --------------
MULTI-UTILITIES 0.7%
Aquila Inc., senior note,
     9.95%, 2/01/11 ..................................................    United States         6,000,000            5,895,858
     8.27%, 11/15/21 .................................................    United States         6,100,000            6,161,872
                                                                                                                --------------
                                                                                                                    12,057,730
                                                                                                                --------------
TOTAL CORPORATE BONDS (COST $77,228,025) .............................                                              58,073,530
                                                                                                                --------------
TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
   (COST $1,570,054,846) .............................................                                           1,706,019,955
                                                                                                                --------------

96 | Semiannual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND                                                      COUNTRY           SHARES               VALUE
----------------------------------------------------------------------    --------------   --------------       --------------
   SHORT TERM INVESTMENTS (COST $30,247,454) 1.7%
   MONEY MARKET FUNDS 1.7%
(b)Franklin Institutional Fiduciary Trust Money Market Portfolio,
   0.13% .............................................................    United States        30,247,454       $   30,247,454
                                                                                                                --------------
   TOTAL INVESTMENTS (COST $1,600,302,300) 99.7% .....................                                           1,736,267,409
   OTHER ASSETS, LESS LIABILITIES 0.3% ...............................                                               4,868,925
                                                                                                                --------------
   NET ASSETS 100.0% .................................................                                          $1,741,136,334
                                                                                                                ==============

(a) The principal amount is stated in U.S. dollars unless otherwise indicated.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

  Semiannual Report | The accompanying notes are an integral part of these
                                                     financial statements. | 97

Franklin Custodian Funds

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2009 (unaudited)

                                                                                FRANKLIN           FRANKLIN            FRANKLIN
                                                                              DYNATECH FUND      GROWTH FUND         INCOME FUND
                                                                              -------------     --------------     ----------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ...........................................  $ 371,188,435     $1,004,967,286     $ 48,375,609,233
     Cost - Non-controlled affiliated issuers (Note 11) ....................             --                 --          780,045,190
     Cost - Sweep Money Fund (Note 7) ......................................     10,188,175         82,480,843          257,588,514
     Cost - Repurchase agreements ..........................................             --         13,980,468          757,401,060
                                                                              -------------     --------------     ----------------
     Total cost of investments .............................................  $ 381,376,610     $1,101,428,597     $ 50,170,643,997
                                                                              =============     ==============     ================
     Value - Unaffiliated issuers ..........................................  $ 459,022,904     $1,564,363,234     $ 31,728,546,923
     Value - Non-controlled affiliated issuers (Note 11) ...................             --                 --          914,378,450
     Value - Sweep Money Fund (Note 7) .....................................     10,188,175         82,480,843          257,588,514
     Value - Repurchase agreements .........................................             --         13,980,468          757,401,060
                                                                              -------------     --------------     ----------------
     Total value of investments ............................................    469,211,079      1,660,824,545       33,657,914,947
   Cash                                                                              57,511             84,892            5,215,654
   Receivables:
     Investment securities sold ............................................             --                 --          411,117,417
     Capital shares sold ...................................................        440,765          2,734,889           82,879,391
     Dividends and interest ................................................        308,715          1,951,978          568,449,968
   Other assets ............................................................          1,015              4,111               75,507
                                                                              -------------     --------------     ----------------
        Total assets .......................................................    470,019,085      1,665,600,415       34,725,652,884
                                                                              -------------     --------------     ----------------
Liabilities:
   Payables:
     Investment securities purchased .......................................      2,635,003                 --          123,654,747
     Capital shares redeemed ...............................................      1,279,611          2,524,512           79,383,207
     Affiliates ............................................................        546,547          1,715,080           29,876,577
     Unaffiliated transfer agent fees ......................................         85,019            283,157            5,735,979
   Options written, at value (premiums received $0, $0 and $453,897) .......             --                 --              375,000
   Unrealized depreciation on unfunded loan commitments (Note 10) ..........             --                 --              488,337
   Accrued expenses and other liabilities ..................................          6,696            222,599            2,770,291
                                                                              -------------     --------------     ----------------
        Total liabilities ..................................................      4,552,876          4,745,348          242,284,138
                                                                              -------------     --------------     ----------------
          Net assets, at value .............................................  $ 465,466,209     $1,660,855,067     $ 34,483,368,746
                                                                              =============     ==============     ================
Net assets consist of:
   Paid-in capital .........................................................  $ 427,260,973     $1,062,759,052     $ 55,081,332,519
   Undistributed net investment income (loss) ..............................       (862,618)         3,673,245                   --
   Distributions in excess of net investment income ........................             --                 --          (25,863,108)
   Net unrealized appreciation (depreciation) ..............................     87,834,012        559,395,948      (16,513,040,297)
   Accumulated net realized gain (loss) ....................................    (48,766,158)        35,026,822       (4,059,060,368)
                                                                              -------------     --------------     ----------------
          Net assets, at value .............................................  $ 465,466,209     $1,660,855,067     $ 34,483,368,746
                                                                              =============     ==============     ================

98 | The accompanying notes are an integral part of these financial
     statements.   | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009 (unaudited)

                                                                              FRANKLIN          FRANKLIN          FRANKLIN
                                                                            DYNATECH FUND     GROWTH FUND        INCOME FUND
                                                                            -------------    --------------    ---------------
CLASS A:
   Net assets, at value ..................................................  $ 380,946,004    $1,213,354,760    $20,236,054,011
                                                                            =============    ==============    ===============
   Shares outstanding ....................................................     22,060,460        45,409,763     13,093,178,325
                                                                            =============    ==============    ===============
   Net asset value per share(a) ..........................................  $       17.27    $        26.72    $          1.55
                                                                            =============    ==============    ===============
   Maximum offering price per share (net asset value per share /
     94.25%, 94.25% and 95.75%, respectively) ............................  $       18.32    $        28.35    $          1.62
                                                                            =============    ==============    ===============
CLASS B:
   Net assets, at value ..................................................  $  12,458,344    $   55,163,212    $ 1,666,992,952
                                                                            =============    ==============    ===============
   Shares outstanding ....................................................        771,984         2,147,912      1,082,868,627
                                                                            =============    ==============    ===============
   Net asset value and maximum offering price per share(a) ...............  $       16.14    $        25.68    $          1.54
                                                                            =============    ==============    ===============
CLASS B1:
   Net assets, at value ..................................................             --                --    $   132,019,768
                                                                            =============    ==============    ===============
   Shares outstanding ....................................................             --                --         85,347,280
                                                                            =============    ==============    ===============
   Net asset value and maximum offering price per share(a) ...............             --                --    $          1.55
                                                                            =============    ==============    ===============
CLASS C:
   Net assets, at value ..................................................  $  62,438,987    $  178,791,727    $ 9,326,417,009
                                                                            =============    ==============    ===============
   Shares outstanding ....................................................      3,915,088         7,027,886      5,989,238,966
                                                                            =============    ==============    ===============
   Net asset value and maximum offering price per share(a) ...............  $       15.95    $        25.44    $          1.56
                                                                            =============    ==============    ===============
CLASS R:
   Net assets, at value ..................................................  $   4,602,462    $   27,751,272    $   228,117,495
                                                                            =============    ==============    ===============
   Shares outstanding ....................................................        266,946         1,040,521        149,256,731
                                                                            =============    ==============    ===============
   Net asset value and maximum offering price per share ..................  $       17.24    $        26.67    $          1.53
                                                                            =============    ==============    ===============
ADVISOR CLASS:
   Net assets, at value ..................................................  $   5,020,412    $  185,794,096    $ 2,893,767,511
                                                                            =============    ==============    ===============
   Shares outstanding ....................................................        290,044         6,954,220      1,882,252,602
                                                                            =============    ==============    ===============
   Net asset value and maximum offering price per share ..................  $       17.31    $        26.72    $          1.54
                                                                            =============    ==============    ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

  Semiannual Report | The accompanying notes are an integral part of these
                                                     financial statements. | 99

Franklin Custodian Funds

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009 (unaudited)

                                                                                                    FRANKLIN
                                                                                                 U.S. GOVERNMENT       FRANKLIN
                                                                                                 SECURITIES FUND    UTILITIES FUND
                                                                                                 ---------------    --------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ..............................................................   $7,743,615,186    $1,570,054,846
     Cost - Sweep Money Fund (Note 7) .........................................................      257,603,750        30,247,454
     Cost - Repurchase agreements .............................................................      161,755,000                --
                                                                                                  --------------    --------------
     Total cost of investments ................................................................   $8,162,973,936    $1,600,302,300
                                                                                                  ==============    ==============
     Value - Unaffiliated issuers .............................................................   $8,008,799,870    $1,706,019,955
     Value - Sweep Money Fund (Note 7) ........................................................      257,603,750        30,247,454
     Value - Repurchase agreements ............................................................      161,755,000                --
                                                                                                  --------------    --------------
     Total value of investments ...............................................................    8,428,158,620     1,736,267,409
   Cash .......................................................................................            2,809                --
   Receivables:
     Investment securities sold ...............................................................      227,758,653                --
     Capital shares sold ......................................................................       43,113,103         2,410,392
     Dividends and interest ...................................................................       34,415,772         6,931,855
   Other assets ...............................................................................           15,570             4,034
                                                                                                  --------------    --------------
        Total assets ..........................................................................    8,733,464,527     1,745,613,690
                                                                                                  --------------    --------------
Liabilities:
   Payables:
     Investment securities purchased ..........................................................      400,315,221                --
     Capital shares redeemed ..................................................................       11,753,008         2,649,509
     Affiliates ...............................................................................        6,051,692         1,435,199
     Unaffiliated transfer agent fees .........................................................          698,645           220,631
   Accrued expenses and other liabilities .....................................................          233,617           172,017
                                                                                                  --------------    --------------
        Total liabilities .....................................................................      419,052,183         4,477,356
                                                                                                  --------------    --------------
          Net assets, at value ................................................................   $8,314,412,344    $1,741,136,334
                                                                                                  ==============    ==============
Net assets consist of:
   Paid-in capital ............................................................................   $8,460,007,222    $1,581,785,328
   Undistributed net investment income (distributions in excess of net investment income) .....       (7,993,402)        5,321,207
   Net unrealized appreciation (depreciation) .................................................      265,184,684       135,965,109
   Accumulated net realized gain (loss) .......................................................     (402,786,160)       18,064,690
                                                                                                  --------------    --------------
          Net assets, at value ................................................................   $8,314,412,344    $1,741,136,334
                                                                                                  ==============    ==============

100 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009 (unaudited)

                                                                     FRANKLIN
                                                                  U.S. GOVERNMENT        FRANKLIN
                                                                  SECURITIES FUND      UTILITIES FUND
                                                                  ---------------      --------------
CLASS A:
   Net assets, at value .......................................   $ 6,150,173,475      $1,341,623,975
                                                                  ===============      ==============
   Shares outstanding .........................................       921,046,556         144,373,184
                                                                  ===============      ==============
   Net asset value per share(a) ...............................   $          6.68      $         9.29
                                                                  ===============      ==============
   Maximum offering price per share (net asset value per
     share / 95.75%) ..........................................   $          6.98      $         9.70
                                                                  ===============      ==============
CLASS B:
   Net assets, at value .......................................   $   283,706,562      $   62,063,245
                                                                  ===============      ==============
   Shares outstanding .........................................        42,555,501           6,680,797
                                                                  ===============      ==============
   Net asset value and maximum offering price per share(a) ....   $          6.67      $         9.29
                                                                  ===============      ==============
CLASS C:
   Net assets, at value .......................................   $ 1,021,558,074      $  257,162,091
                                                                  ===============      ==============
   Shares outstanding .........................................       153,813,850          27,757,814
                                                                  ===============      ==============
   Net asset value and maximum offering price per share(a) ....   $          6.64      $         9.26
                                                                  ===============      ==============
CLASS R:
   Net assets, at value .......................................   $   125,610,088      $   29,311,144
                                                                  ===============      ==============
   Shares outstanding .........................................        18,827,914           3,161,822
                                                                  ===============      ==============
   Net asset value and maximum offering price per share .......   $          6.67      $         9.27
                                                                  ===============      ==============
ADVISOR CLASS:
   Net assets, at value .......................................   $   733,364,145      $   50,975,879
                                                                  ===============      ==============
   Shares outstanding .........................................       109,556,853           5,459,375
                                                                  ===============      ==============
   Net asset value and maximum offering price per share .......   $          6.69      $         9.34
                                                                  ===============      ==============


(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

  Semiannual Report | The accompanying notes are an integral part of these
                                                     financial statements. | 101

Franklin Custodian Funds

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2009 (unaudited)

                                                                                   FRANKLIN        FRANKLIN         FRANKLIN
                                                                                 DYNATECH FUND    GROWTH FUND      INCOME FUND
                                                                                 -------------   -------------   ---------------
Investment income:
   Dividends:
     Unaffiliated issuers ....................................................   $   1,838,441   $  19,715,201   $   371,535,878
     Non-controlled affiliated issuers (Note 11) .............................              --              --        52,161,189
     Sweep Money Fund (Note 7) ...............................................          58,028          19,831           880,252
   Interest ..................................................................           1,065         215,729     1,430,922,626
   Income from securities loaned .............................................              --              --           126,131
                                                                                 -------------   -------------   ---------------
          Total investment income ............................................       1,897,534      19,950,761     1,855,626,076
                                                                                 -------------   -------------   ---------------
Expenses:
   Management fees (Note 3a) .................................................       1,061,825       4,062,374        71,367,035
   Distribution fees: (Note 3c)
     Class A .................................................................         429,173       1,548,140        15,712,783
     Class B .................................................................          57,998         314,615         9,097,877
     Class B1 ................................................................              --              --           516,930
     Class C .................................................................         281,119         946,483        31,415,082
     Class R .................................................................           7,870          66,063           566,777
   Transfer agent fees (Note 3e) .............................................         742,354       2,179,928        21,880,747
   Custodian fees (Note 4) ...................................................           5,006          28,730           205,223
   Reports to shareholders ...................................................          48,915         198,502         1,860,996
   Registration and filing fees ..............................................          45,932          76,156           930,560
   Professional fees .........................................................          20,599          30,334           184,444
   Trustees' fees and expenses ...............................................           2,032           7,087           172,963
   Other .....................................................................          57,474          28,695           600,453
                                                                                 -------------   -------------   ---------------
          Total expenses .....................................................       2,760,297       9,487,107       154,511,870
          Expense reductions (Note 4) ........................................            (145)            (63)          (39,679)
                                                                                 -------------   -------------   ---------------
             Net expenses ....................................................       2,760,152       9,487,044       154,472,191
                                                                                 -------------   -------------   ---------------
               Net investment income (loss) ..................................        (862,618)     10,463,717     1,701,153,885
                                                                                 -------------   -------------   ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments:
        Unaffiliated issuers .................................................     (48,505,869)     51,731,758    (3,878,280,067)
        Non-controlled affiliated issuers (Note 11) ..........................              --              --         2,898,232
     Realized gain distributions from REITs ..................................              --              --         9,156,789
     Written options .........................................................              --              --           201,299
     Foreign currency transactions ...........................................         118,937         (16,652)         (577,323)
                                                                                 -------------   -------------   ---------------
               Net realized gain (loss) ......................................     (48,386,932)     51,715,106    (3,866,601,070)
                                                                                 -------------   -------------   ---------------
   Net change in unrealized appreciation (depreciation) on:
     Investments .............................................................     (52,576,818)   (704,539,240)   (5,975,812,446)
     Translation of other assets and liabilities denominated in
        foreign currencies ...................................................           (457)              --           253,284
                                                                                 -------------   -------------   ---------------
               Net change in unrealized appreciation (depreciation) ..........     (52,577,275)   (704,539,240)   (5,975,559,162)
                                                                                 -------------   -------------   ---------------
Net realized and unrealized gain (loss) ......................................    (100,964,207)   (652,824,134)   (9,842,160,232)
                                                                                 -------------   -------------   ---------------
Net increase (decrease) in net assets resulting from operations ..............   $(101,826,825)  $(642,360,417)  $(8,141,006,347)
                                                                                 =============   =============   ===============

102 | The accompanying notes are an integral part of these financial
      statements.   | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended March 31, 2009 (unaudited)

                                                                                                  FRANKLIN
                                                                                               U.S. GOVERNMENT        FRANKLIN
                                                                                               SECURITIES FUND      UTILITIES FUND
                                                                                               ---------------      --------------
Investment income:
   Dividends:
     Unaffiliated issuers ..................................................................   $            --      $   43,380,827
     Sweep Money Fund (Note 7) .............................................................           908,690              47,535
   Interest ................................................................................       190,949,591           3,296,537
                                                                                               ---------------      --------------
        Total investment income ............................................................       191,858,281          46,724,899
                                                                                               ---------------      --------------
Expenses:
   Management fees (Note 3a) ...............................................................        17,027,657           4,390,096
   Distribution fees: (Note 3c)
     Class A ...............................................................................         3,878,236           1,024,487
     Class B ...............................................................................           935,733             233,512
     Class C ...............................................................................         2,637,661             913,144
     Class R ...............................................................................           288,965              77,076
   Transfer agent fees (Note 3e) ...........................................................         4,344,067           1,414,131
   Custodian fees (Note 4) .................................................................            57,913              38,212
   Reports to shareholders .................................................................           297,443             134,393
   Registration and filing fees ............................................................           108,629              71,857
   Professional fees .......................................................................            50,274              26,941
   Trustees' fees and expenses .............................................................            20,333               6,561
   Other ...................................................................................           146,887              30,340
                                                                                               ---------------      --------------
        Total expenses .....................................................................        29,793,798           8,360,750
        Expense reductions (Note 4) ........................................................            (5,403)               (464)
                                                                                               ---------------      --------------
          Net expenses .....................................................................        29,788,395           8,360,286
                                                                                               ---------------      --------------
             Net investment income .........................................................       162,069,886          38,364,613
                                                                                               ---------------      --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ...........................................................................         5,751,010          17,308,636
     Foreign currency transactions .........................................................                --            (104,597)
                                                                                               ---------------      --------------
             Net realized gain (loss) ......................................................         5,751,010          17,204,039
                                                                                               ---------------      --------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ...........................................................................       270,336,713        (505,416,409)
     Translation of other assets and liabilities denominated in foreign currencies .........                --              10,486
                                                                                               ---------------      --------------
             Net change in unrealized appreciation (depreciation) ..........................       270,336,713        (505,405,923)
                                                                                               ---------------      --------------
Net realized and unrealized gain (loss) ....................................................       276,087,723        (488,201,884)
                                                                                               ---------------      --------------
Net increase (decrease) in net assets resulting from operations ............................   $   438,157,609      $ (449,837,271)
                                                                                               ===============      ==============

  Semiannual Report | The accompanying notes are an integral part of these
                                                     financial statements. | 103

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                               FRANKLIN DYNATECH FUND                  FRANKLIN GROWTH FUND
                                                       -------------------------------------   ------------------------------------
                                                       SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                        MARCH 31, 2009        YEAR ENDED        MARCH 31, 2009       YEAR ENDED
                                                         (UNAUDITED)      SEPTEMBER 30, 2008     (UNAUDITED)     SEPTEMBER 30, 2008
                                                       ----------------   ------------------   ---------------   ------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) .................     $    (862,618)      $  (2,101,251)      $   10,463,717    $    13,118,571
     Net realized gain (loss) from investments and
        foreign currency transactions .............       (48,386,932)         43,383,275           51,715,106         93,118,459
     Net change in unrealized appreciation
        (depreciation) on investments and
        translation of other assets and
        liabilities denominated in
        foreign currencies ........................       (52,577,275)       (169,942,555)        (704,539,240)      (703,968,727)
                                                        -------------       -------------       --------------    ---------------
          Net increase (decrease) in net assets
             resulting from operations ............      (101,826,825)       (128,660,531)        (642,360,417)      (597,731,697)
                                                        -------------       -------------       --------------    ---------------
   Distributions to shareholders from:
     Net investment income:
        Class A ...................................                --                  --          (13,937,515)        (6,070,923)
        Class C ...................................                --                  --             (158,739)                --
        Class R ...................................                --                  --              (93,243)           (37,603)
        Advisor Class .............................                --                  --           (2,842,374)        (1,821,203)
     Net realized gains:
        Class A ...................................       (23,817,215)        (11,692,397)                  --                 --
        Class B ...................................          (674,313)           (381,099)                  --                 --
        Class C ...................................        (3,500,844)         (1,631,082)                  --                 --
        Advisor Class .............................          (211,314)                 --                   --                 --
                                                        -------------       -------------       --------------    ---------------
   Total distributions to shareholders ............       (28,203,686)        (13,704,578)         (17,031,871)        (7,929,729)
                                                        -------------       -------------       --------------    ---------------
   Capital share transactions: (Note 2)
        Class A ...................................       103,336,323         (43,399,423)         (13,624,468)        15,676,618
        Class B ...................................         4,817,660          (2,207,134)         (10,177,209)       (23,505,949)
        Class C ...................................        24,433,522             (13,103)          (6,022,190)       (17,756,728)
        Class R ...................................         4,406,938                  --            7,405,727         (9,619,605)
        Advisor Class .............................         3,728,143           2,370,407            1,686,271        (37,246,106)
                                                        -------------       -------------       --------------    ---------------
   Total capital share transactions ...............       140,722,586         (43,249,253)         (20,731,869)       (72,451,770)
                                                        -------------       -------------       --------------    ---------------
   Redemption fees ................................                --               2,715                   --              7,384
                                                        -------------       -------------       --------------    ---------------
          Net increase (decrease) in net assets ...        10,692,075        (185,611,647)        (680,124,157)      (678,105,812)
Net assets:
   Beginning of period ............................       454,774,134         640,385,781        2,340,979,224      3,019,085,036
                                                        -------------       -------------       --------------    ---------------
   End of period ..................................     $ 465,466,209       $ 454,774,134       $1,660,855,067    $ 2,340,979,224
                                                        =============       =============       ==============    ===============
Undistributed net investment income (loss) included
   in net assets:
     End of period ................................     $    (862,618)      $          --       $    3,673,245    $    10,241,399
                                                        =============       =============       ==============    ===============

104 | The accompanying notes are an integral part of these financial
      statements.   | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                         FRANKLIN
                                                            FRANKLIN INCOME FUND              U.S. GOVERNMENT SECURITIES FUND
                                                   -------------------------------------    ------------------------------------
                                                   SIX MONTHS ENDED                         SIX MONTHS ENDED
                                                    MARCH 31, 2009         YEAR ENDED        MARCH 31, 2009       YEAR ENDED
                                                     (UNAUDITED)       SEPTEMBER 30, 2008     (UNAUDITED)     SEPTEMBER 30, 2008
                                                   ----------------    ------------------   ----------------  ------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ......................  $  1,701,153,885     $  3,656,589,855    $   162,069,886       $  305,138,958
     Net realized gain (loss) from investments,
        written options and foreign currency
        transactions ............................    (3,866,601,070)         (73,189,382)         5,751,010           (4,950,231)
     Net change in unrealized appreciation
        (depreciation) on investments and
        translation of other assets and
        liabilities denominated in foreign
        currencies ..............................    (5,975,559,162)     (16,753,818,156)       270,336,713           74,540,856
                                                   ----------------     ----------------     --------------       --------------
          Net increase (decrease) in net assets
             resulting from operations ..........    (8,141,006,347)     (13,170,417,683)       438,157,609          374,729,583
                                                   ----------------     ----------------     --------------       --------------
   Distributions to shareholders from:
     Net investment income:
        Class A .................................    (1,111,635,600)      (2,070,078,091)      (133,613,430)        (255,332,116)
        Class B .................................       (89,193,572)        (175,223,876)        (6,030,578)         (13,147,734)
        Class B1 ................................        (8,170,294)         (18,498,215)                --                   --
        Class C .................................      (483,025,981)        (864,273,614)       (16,365,132)         (21,546,227)
        Class R .................................       (11,579,655)         (17,491,311)        (2,476,242)          (3,921,392)
        Advisor Class ...........................      (174,656,025)        (358,190,789)       (15,220,904)         (27,206,570)
     Net realized gains:
        Class A .................................       (15,591,600)        (800,081,992)                --                   --
        Class B .................................        (1,384,690)         (82,519,889)                --                   --
        Class B1 ................................          (124,160)          (8,423,689)                --                   --
        Class C .................................        (7,179,957)        (363,101,410)                --                   --
        Class R .................................          (166,198)          (6,753,197)                --                   --
        Advisor Class ...........................        (2,449,031)        (142,671,699)                --                   --
                                                   ----------------     ----------------     --------------       --------------
   Total distributions to shareholders ..........    (1,905,156,763)      (4,907,307,772)      (173,706,286)        (321,154,039)
                                                   ----------------     ----------------     --------------       --------------
   Capital share transactions: (Note 2)
        Class A .................................      (837,599,679)       1,818,347,709        596,639,334          236,684,954
        Class B .................................      (240,160,550)        (326,601,311)       (10,816,608)         (35,014,568)
        Class B1 ................................       (44,593,157)         (76,335,994)                --                   --
        Class C .................................      (416,704,799)       1,004,888,472        382,584,133          189,199,415
        Class R .................................        20,290,671           78,037,080         16,953,876           29,664,847
        Advisor Class ...........................      (459,055,941)        (219,327,033)        99,169,234          136,835,144
                                                   ----------------     ----------------     --------------       --------------
   Total capital share transactions .............    (1,977,823,455)       2,279,008,923      1,084,529,969          557,369,792
                                                   ----------------     ----------------     --------------       --------------
   Redemption fees ..............................                --              176,722                 --               78,148
                                                   ----------------     ----------------     --------------       --------------
         Net increase (decrease) in net assets...   (12,023,986,565)     (15,798,539,810)     1,348,981,292          611,023,484
Net assets:
   Beginning of period ..........................    46,507,355,311       62,305,895,121      6,965,431,052        6,354,407,568
                                                   ----------------     ----------------     --------------       --------------
   End of period ................................  $ 34,483,368,746     $ 46,507,355,311     $8,314,412,344       $6,965,431,052
                                                   ================     ================     ==============       ==============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
     End of period ..............................   $   (25,863,108)    $    151,244,134     $   (7,993,402)      $    3,642,998
                                                   ================     ================     ==============       ==============

  Semiannual Report | The accompanying notes are an integral part of these
                                                    financial statements. | 105

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                             FRANKLIN UTILITIES FUND
                                                                                     --------------------------------------
                                                                                     SIX MONTHS ENDED
                                                                                      MARCH 31, 2009        YEAR ENDED
                                                                                       (UNAUDITED)       SEPTEMBER 30, 2008
                                                                                     ----------------    ------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .....................................................      $   38,364,613       $   77,610,616
     Net realized gain (loss) from investments and foreign currency
       transactions.............................................................          17,204,039           55,226,870
     Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
       currencies ..............................................................        (505,405,923)        (444,647,745)
                                                                                      --------------       --------------
          Net increase (decrease) in net assets resulting from operations ......        (449,837,271)        (311,810,259)
                                                                                      --------------       --------------
   Distributions to shareholders from:
     Net investment income:
        Class A ................................................................         (30,937,748)         (60,642,671)
        Class B ................................................................          (1,306,450)          (2,772,274)
        Class C ................................................................          (5,198,482)          (9,718,344)
        Class R ................................................................            (600,126)          (1,082,816)
        Advisor Class ..........................................................          (1,194,582)          (2,496,434)
     Net realized gains:
        Class A ................................................................         (11,143,330)        (107,493,008)
        Class B ................................................................            (556,682)          (6,261,449)
        Class C ................................................................          (2,138,465)         (21,133,249)
        Class R ................................................................            (236,227)          (2,175,474)
        Advisor Class ..........................................................            (407,396)          (4,410,835)
                                                                                      --------------       --------------
   Total distributions to shareholders .........................................         (53,719,488)        (218,186,554)
                                                                                      --------------       --------------
   Capital share transactions: (Note 2)
        Class A ................................................................         (40,488,407)          15,831,422
        Class B ................................................................         (10,896,657)         (12,918,491)
        Class C ................................................................          (7,463,551)          (7,376,287)
        Class R ................................................................             798,087            3,080,978
        Advisor Class ..........................................................           5,990,934          (10,722,085)
                                                                                      --------------       --------------
   Total capital share transactions ............................................         (52,059,594)         (12,104,463)
                                                                                      --------------       --------------
   Redemption fees .............................................................                  --                8,502
                                                                                      --------------       --------------
          Net increase (decrease) in net assets ................................        (555,616,353)        (542,092,774)
Net assets:
   Beginning of period .........................................................       2,296,752,687        2,838,845,461
                                                                                      --------------       --------------
   End of period ...............................................................      $1,741,136,334       $2,296,752,687
                                                                                      ==============       ==============
Undistributed net investment income included in net assets:
   End of period ...............................................................      $    5,321,207       $    6,193,982
                                                                                      ==============       ==============

106 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Franklin Custodian Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective December 1, 2008, the Franklin DynaTech Fund began offering a new class of shares, Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS B, CLASS C, CLASS R         CLASS A, CLASS B, CLASS B1,
& ADVISOR CLASS                            CLASS C, CLASS R & ADVISOR CLASS
----------------------------------------   --------------------------------
Franklin DynaTech Fund                     Franklin Income Fund
Franklin Growth Fund
Franklin U.S. Government Securities Fund
Franklin Utilities Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond

                                                         Semiannual Report | 107

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

108 | Semiannual Report

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The Funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. All repurchase agreements held by the Funds at period end had been entered into on March 31, 2008. Repurchase agreements are valued at cost.

D. SECURITIES PURCHASED ON A DELAYED DELIVERY AND TBA BASIS

The Funds may purchase securities on a delayed delivery and to-be-announced
(TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

                                                         Semiannual Report | 109

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. EQUITY-LINKED SECURITIES

The Funds may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Payments received from equity linked securities may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guaranty of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

G. OPTIONS

The Funds may purchase or write options. Options are contracts entitling the holder to purchase or sell securities or other financial instruments at a specified price or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES LENDING

Certain funds participate in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money market fund managed by the fund's custodian on the fund's behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund. At March 31, 2009, the Funds have no securities on loan.

I. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered

110 | Semiannual Report

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. SENIOR FLOATING RATE INTERESTS (CONTINUED)

by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

J. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

                                                         Semiannual Report | 111

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                               FRANKLIN DYNATECH FUND           FRANKLIN GROWTH FUND
                                           -----------------------------   ----------------------------
                                             SHARES          AMOUNT          SHARES          AMOUNT
                                           -----------   ---------------   -----------   --------------
CLASS A SHARES:
Six Months ended March 31, 2009
   Shares sold .........................    1,175,088    $   20,744,685     6,578,144    $  186,224,401
   Shares issued on merger (Note 13) ...    7,598,915       126,195,671            --                --
   Shares issued in reinvestment
     of distributions ..................    1,359,430        21,288,669       486,458        12,711,152
   Shares redeemed .....................   (3,705,483)      (64,892,702)   (7,622,615)     (212,560,021)
                                           ----------    --------------    ----------    --------------
   Net increase (decrease) .............    6,427,950    $  103,336,323      (558,013)   $  (13,624,468)
                                           ==========    ==============    ==========    ==============
Year ended September 30, 2008
   Shares sold .........................    2,459,851    $   74,264,719     8,827,142    $  378,328,625
   Shares issued in reinvestment
     of distributions ..................      327,827        10,398,720       122,947         5,584,261
   Shares redeemed .....................   (4,271,990)     (128,062,862)   (8,782,747)     (368,236,268)
                                           ----------    --------------    ----------    --------------
   Net increase (decrease) .............   (1,484,312)   $  (43,399,423)      167,342    $   15,676,618
                                           ==========    ==============    ==========    ==============

112 | Semiannual Report

Franklin Custodian Funds

 2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          FRANKLIN DYNATECH FUND (a,b)      FRANKLIN GROWTH FUND
                                          ----------------------------   ---------------------------
                                            SHARES          AMOUNT         SHARES         AMOUNT
                                          ----------    --------------   -----------   -------------
CLASS B SHARES:
Six Months ended March 31, 2009
  Shares sold .........................      46,430     $    758,576        209,344    $   5,533,013
  Shares issued on merger (Note 13) ...     471,140        7,329,289             --               --
  Shares issued in reinvestment
     of distributions .................      39,296          576,475             --               --
  Shares redeemed .....................    (240,815)      (3,846,680)      (594,348)     (15,710,222)
                                          ---------     ------------     ----------    -------------
  Net increase (decrease) .............     316,051     $  4,817,660       (385,004)   $ (10,177,209)
                                          =========     ============     ==========    =============
Year ended September 30, 2008
  Shares sold .........................      52,403     $  1,544,828        125,600    $   5,153,957
  Shares issued in reinvestment
     of distributions .................      11,458          345,223             --               --
  Shares redeemed .....................    (148,078)      (4,097,185)      (714,091)     (28,659,906)
                                          ---------     ------------     ----------    -------------
  Net increase (decrease) .............     (84,217)    $ (2,207,134)      (588,491)   $ (23,505,949)
                                          =========     ============     ==========    =============
CLASS C SHARES:
Six Months ended March 31, 2009
  Shares sold .........................     216,310     $  3,574,285      1,034,375    $  27,756,469
  Shares issued on merger (Note 13) ...   1,986,027       30,539,237             --               --
  Shares issued in reinvestment
     of distributions .................     219,790        3,186,956          5,806          144,798
  Shares redeemed .....................    (801,189)     (12,866,956)    (1,280,396)     (33,923,457)
                                          ---------     ------------     ----------    -------------
  Net increase (decrease) .............   1,620,938     $ 24,433,522       (240,215)   $  (6,022,190)
                                          =========     ============     ==========    =============
Year ended September 30, 2008
  Shares sold .........................     463,723     $ 13,055,269      1,049,876    $  42,650,882
  Shares issued in reinvestment
     of distributions .................      49,809        1,484,796             --               --
  Shares redeemed .....................    (531,022)     (14,553,168)    (1,518,464)     (60,407,610)
                                          ---------     ------------     ----------    -------------
  Net increase (decrease) .............     (17,490)    $    (13,103)      (468,588)   $ (17,756,728)
                                          =========     ============     ==========    =============
CLASS R SHARES:
Six Months ended March 31, 2009
  Shares sold .........................      68,885     $  1,133,993      1,364,349    $  39,868,070
  Shares issued on merger (Note 13) ...     269,510        4,473,861             --               --
  Shares issued in reinvestment
     of distributions .................          --               --          3,545           92,514
  Shares redeemed .....................     (71,449)      (1,200,916)    (1,145,821)     (32,554,857)
                                          ---------     ------------     ----------    -------------
  Net increase (decrease) .............     266,946     $  4,406,938        222,073    $   7,405,727
                                          =========     ============     ==========    =============
Year ended September 30, 2008
  Shares sold .........................                                   1,405,234    $  60,391,562
  Shares issued in reinvestment
     of distributions .................                                         831           37,532
  Shares redeemed .....................                                  (1,742,886)     (70,048,699)
                                                                         ----------    -------------
  Net increase (decrease) .............                                    (336,821)   $  (9,619,605)
                                                                         ==========    =============

                                                         Semiannual Report | 113

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                        FRANKLIN DYNATECH FUND (a,b)      FRANKLIN GROWTH FUND
                                        ----------------------------   ----------------------------
                                         SHARES            AMOUNT        SHARES          AMOUNT
                                        --------        ------------   -----------   --------------
ADVISOR CLASS SHARES:
Six Months ended March 31, 2009
  Shares sold .......................   114,156         $ 2,115,701       805,246    $  22,529,098
  Shares issued on merger
    (Note 13)........................    99,151           1,649,870            --               --
  Shares issued in reinvestment of
    distributions ...................    13,467             211,295       102,244        2,668,574
  Shares redeemed ...................   (14,559)           (248,723)     (851,411)     (23,511,401)
                                        -------         -----------    ----------    -------------
  Net increase (decrease) ...........   212,215         $ 3,728,143        56,079    $   1,686,271
                                        =======         ===========    ==========    =============
Year ended September 30, 2008
  Shares sold .......................    77,884         $ 2,371,991       435,026    $  18,614,125
  Shares issued in reinvestment of
    distributions ...................        --                  --        35,629        1,618,617
  Shares redeemed ...................       (55)             (1,584)   (1,391,576)     (57,478,848)
                                        -------         -----------    ----------    -------------
  Net increase (decrease) ...........    77,829         $ 2,370,407      (920,921)   $ (37,246,106)
                                        =======         ===========    ==========    =============

(a) For the period December 1, 2008 (effective date) to March 31, 2009 for Class R.

(b) For the period May 15, 2008 (effective date) to September 30, 2008 for Advisor Class.


                                                                               FRANKLIN U.S. GOVERNMENT
                                             FRANKLIN INCOME FUND                  SECURITIES FUND
                                     ---------------   -----------------   -------------   ----------------
                                         SHARES              AMOUNT            SHARES          AMOUNT
                                     ---------------   -----------------   -------------   ----------------
CLASS A SHARES:
Six Months ended March 31, 2009
  Shares sold ....................    1,511,778,323    $  2,415,898,820     199,339,600    $ 1,302,445,747
  Shares issued in reinvestment
    of distributions .............      505,568,857         819,865,146      14,363,320         93,590,950
  Shares redeemed ................   (2,536,499,396)     (4,073,363,645)   (122,188,824)      (799,397,363)
                                     --------------    ----------------    ------------    ---------------
  Net increase (decrease) ........     (519,152,216)   $   (837,599,679)     91,514,096    $   596,639,334
                                     ==============    ================    ============    ===============
Year ended September 30, 2008
  Shares sold ....................    2,544,696,021    $  6,300,808,165     163,998,702    $ 1,063,757,904
  Shares issued in reinvestment
    of distributions .............      861,810,845       2,170,625,893      26,672,832        172,606,574
  Shares redeemed ................   (2,750,408,371)     (6,653,086,349)   (154,570,818)      (999,679,524)
                                     --------------    ----------------    ------------    ---------------
  Net increase (decrease) ........      656,098,495    $  1,818,347,709      36,100,716    $   236,684,954
                                     ==============    ================    ============    ===============
CLASS B SHARES:
Six Months ended March 31, 2009
  Shares sold ....................       18,674,905    $     30,061,499       6,778,438    $    44,042,990
  Shares issued in reinvestment
    of distributions .............       36,323,303          58,626,490         669,442          4,355,048
  Shares redeemed ................     (206,338,375)       (328,848,539)     (9,061,886)       (59,214,646)
                                     --------------    ----------------    ------------    ---------------
  Net increase (decrease) ........     (151,340,167)   $   (240,160,550)     (1,614,006)   $   (10,816,608)
                                     ==============    ================    ============    ===============
Year ended September 30, 2008
  Shares sold ....................       27,100,787    $     66,950,743       5,348,092    $    34,672,758
  Shares issued in reinvestment
    of distributions .............       69,806,922         176,086,346       1,444,414          9,335,318
  Shares redeemed ................     (235,941,388)       (569,638,400)    (12,232,414)       (79,022,644)
                                     --------------    ----------------    ------------    ---------------
  Net increase (decrease) ........     (139,033,679)   $   (326,601,311)     (5,439,908)   $   (35,014,568)
                                     ==============    ================    ============    ===============

114 | Semiannual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                             FRANKLIN U.S. GOVERNMENT
                                            FRANKLIN INCOME FUND                 SECURITIES FUND
                                       ---------------------------------   ------------------------------
                                           SHARES           AMOUNT            SHARES          AMOUNT
                                       -------------   -----------------   ------------   ---------------
CLASS B1 SHARES:
Six Months ended March 31, 2009
  Shares sold ....................          523,787    $        845,832
  Shares issued in reinvestment
    of distributions .............        2,894,115           4,710,652
  Shares redeemed ................      (31,734,276)        (50,149,641)
                                     --------------    ----------------
  Net increase (decrease) ........      (28,316,374)        (44,593,157)
                                     ==============    ================
Year ended September 30, 2008
                                     --------------    ----------------
  Shares sold ....................          822,057    $      2,065,334
                                     --------------    ----------------
  Shares issued in reinvestment
     of distributions ............        6,648,942          16,876,257
                                     --------------    ----------------
  Shares redeemed ................      (38,805,221)        (95,277,585)
                                     --------------    ----------------
  Net increase (decrease) ........      (31,334,222)        (76,335,994)
                                     ==============    ================
CLASS C SHARES:
Six Months ended March 31, 2009
  Shares sold ....................      680,146,705    $  1,095,141,615     79,856,682    $  519,646,464
  Shares issued in reinvestment
    of distributions .............      200,749,592         327,888,795      1,787,535        11,596,816
  Shares redeemed ................   (1,141,528,347)     (1,839,735,209)   (22,855,438)     (148,659,147)
                                     --------------    ----------------    -----------    --------------
  Net increase (decrease) ........     (260,632,050)   $   (416,704,799)    58,788,779    $  382,584,133
                                     ==============    ================    ===========    ==============
Year ended September 30, 2008
  Shares sold ....................    1,222,445,500    $  3,049,617,623     48,720,410    $  314,954,793
  Shares issued in reinvestment
    of distributions .............      334,651,278         849,748,929      2,414,820        15,553,869
  Shares redeemed ................   (1,188,226,292)     (2,894,478,080)   (21,953,511)     (141,309,247)
                                     --------------    ----------------    -----------    --------------
  Net increase (decrease) ........      368,870,486    $  1,004,888,472     29,181,719    $  189,199,415
                                     ==============    ================    ===========    ==============
CLASS R SHARES:
Six Months ended March 31, 2009
  Shares sold ....................       38,489,064    $     61,673,334      7,268,795    $   47,502,983
  Shares issued in reinvestment
    of distributions .............        6,778,693          10,837,677        371,440         2,418,694
  Shares redeemed ................      (33,093,110)        (52,220,340)    (5,039,350)      (32,967,801)
                                     --------------    ----------------    -----------    --------------
  Net increase (decrease) ........       12,174,647    $     20,290,671      2,600,885    $   16,953,876
                                     ==============    ================    ===========    ==============
Year ended September 30, 2008
  Shares sold ....................       58,875,986    $    144,210,207      9,784,662    $   63,518,662
  Shares issued in reinvestment
    of distributions .............        8,993,345          22,370,464        589,231         3,808,045
  Shares redeemed ................      (36,526,510)        (88,543,591)    (5,812,499)      (37,661,860)
                                     --------------    ----------------    -----------    --------------
  Net increase (decrease) ........       31,342,821    $     78,037,080      4,561,394    $   29,664,847
                                     ==============    ================    ===========    ==============

                                                         Semiannual Report | 115

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)


                                                                           FRANKLIN U.S. GOVERNMENT
                                           FRANKLIN INCOME FUND                 SECURITIES FUND
                                     ---------------------------------   -----------------------------
                                         SHARES           AMOUNT            SHARES          AMOUNT
                                     -------------   -----------------   ------------   --------------
ADVISOR CLASS SHARES:
Six Months ended March 31, 2009
  Shares sold ....................    226,418,311    $    351,424,971     25,292,769    $ 166,547,528
  Shares issued in reinvestment
    of distributions .............    105,858,946         171,186,435      2,057,583       13,438,112
  Shares redeemed ................   (616,970,353)       (981,667,347)   (12,381,066)     (80,816,406)
                                     ------------    ----------------    -----------    -------------
  Net increase (decrease) ........   (284,693,096)   $   (459,055,941)    14,969,286    $  99,169,234
                                     ============    ================    ===========    =============
Year ended September 30, 2008
  Shares sold ....................    150,837,000    $    385,467,201     23,046,973    $ 149,358,584
  Shares issued in reinvestment
    of distributions .............    194,550,584         488,488,071      3,926,708       25,461,308
  Shares redeemed ................   (451,931,098)     (1,093,282,305)    (5,837,483)     (37,984,748)
                                     ------------    ----------------    -----------    -------------
  Net increase (decrease) ........   (106,543,514)   $   (219,327,033)    21,136,198    $ 136,835,144
                                     ============    ================    ===========    =============

                                                                           FRANKLIN UTILITIES FUND
                                                                        ------------------------------
                                                                           SHARES          AMOUNT
                                                                        ------------   ---------------
CLASS A SHARES:
Six Months ended March 31, 2009
  Shares sold .................................................          12,154,554    $  121,569,096
  Shares issued in reinvestment of distributions ..............           3,542,764        33,654,745
  Shares redeemed .............................................         (19,749,447)     (195,712,248)
                                                                        -----------    --------------
  Net increase (decrease) .....................................          (4,052,129)   $  (40,488,407)
                                                                        ===========    ==============
Year ended September 30, 2008
  Shares sold .................................................          16,043,525    $  225,313,039
  Shares issued in reinvestment of distributions ..............           9,557,544       137,168,657
  Shares redeemed .............................................         (25,172,402)     (346,650,274)
                                                                        -----------    --------------
  Net increase (decrease) .....................................             428,667    $   15,831,422
                                                                        ===========    ==============
CLASS B SHARES:
Six Months ended March 31, 2009
  Shares sold .................................................             195,320    $    1,954,408
  Shares issued in reinvestment of distributions ..............             116,482         1,110,672
  Shares redeemed .............................................          (1,413,036)      (13,961,737)
                                                                        -----------    --------------
  Net increase (decrease) .....................................          (1,101,234)   $  (10,896,657)
                                                                        ===========    ==============
Year ended September 30, 2008
  Shares sold .................................................             520,447    $    7,346,138
  Shares issued in reinvestment of distributions ..............             385,638         5,555,107
  Shares redeemed .............................................          (1,884,233)      (25,819,736)
                                                                        -----------    --------------
  Net increase (decrease) .....................................            (978,148)   $  (12,918,491)
                                                                        ===========    ==============

116 | Semiannual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         FRANKLIN UTILITIES FUND
                                                       ---------------------------
                                                         SHARES        AMOUNT
                                                       -----------   -------------
CLASS C SHARES:
Six Months ended March 31, 2009
  Shares sold ......................................    3,470,267    $ 34,883,883
  Shares issued in reinvestment of distributions ...      449,027       4,261,749
  Shares redeemed ..................................   (4,715,405)    (46,609,183)
                                                       ----------    ------------
  Net increase (decrease) ..........................     (796,111)   $ (7,463,551)
                                                       ==========    ============
Year ended September 30, 2008
  Shares sold ......................................    4,526,897    $ 63,185,313
  Shares issued in reinvestment of distributions ...    1,256,000      18,036,872
  Shares redeemed ..................................   (6,474,947)    (88,598,472)
                                                       ----------    ------------
  Net increase (decrease) ..........................     (692,050)   $ (7,376,287)
                                                       ==========    ============
CLASS R SHARES:
Six Months ended March 31, 2009
  Shares sold ......................................      658,237    $  6,574,728
  Shares issued in reinvestment of distributions ...       86,795         822,800
  Shares redeemed ..................................     (661,223)     (6,599,441)
                                                       ----------    ------------
  Net increase (decrease) ..........................       83,809    $    798,087
                                                       ==========    ============
Year ended September 30, 2008
  Shares sold ......................................    1,413,654    $ 19,831,591
  Shares issued in reinvestment of distributions ...      223,864       3,206,653
  Shares redeemed ..................................   (1,437,674)    (19,957,266)
                                                       ----------    ------------
  Net increase (decrease) ..........................      199,844    $  3,080,978
                                                       ==========    ============
ADVISOR CLASS SHARES:
Six Months ended March 31, 2009
  Shares sold ......................................    1,913,893    $ 19,600,711
  Shares issued in reinvestment of distributions ...      142,857       1,360,388
  Shares redeemed ..................................   (1,507,938)    (14,970,165)
                                                       ----------    ------------
  Net increase (decrease) ..........................      548,812    $  5,990,934
                                                       ==========    ============
Year ended September 30, 2008
  Shares sold ......................................    2,965,799    $ 43,092,338
  Shares issued in reinvestment of distributions ...      392,475       5,664,728
  Shares redeemed ..................................   (4,378,036)    (59,479,151)
                                                       ----------    ------------
  Net increase (decrease) ..........................   (1,019,762)   $(10,722,085)
                                                       ==========    ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                         AFFILIATION
----------------------------------------------------------------   ----------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)   Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

                                                         Semiannual Report | 117

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin Income Fund and the Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $7.5 billion
     0.440%           Over $7.5 billion, up to and including $10 billion
     0.430%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           Over $15 billion, up to and including $17.5 billion
     0.380%           Over $17.5 billion, up to and including $20 billion
     0.360%           Over $20 billion, up to and including $35 billion
     0.355%           Over $35 billion, up to and including $50 billion
     0.350%           Over $50 billion, up to and including $65 billion
     0.345%           Over $65 billion, up to and including $80 billion
     0.340%           In excess of $80 billion

The Franklin DynaTech Fund and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers, and the Franklin Growth Fund pays an investment management fee to Investment Advisory, based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $7.5 billion
     0.440%           Over $7.5 billion, up to and including $10 billion
     0.430%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           Over $15 billion, up to and including $17.5 billion
     0.380%           Over $17.5 billion, up to and including $20 billion
     0.360%           Over $20 billion, up to and including $35 billion
     0.355%           Over $35 billion, up to and including $50 billion
     0.350%           In excess of $50 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

118 | Semiannual Report

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                             FRANKLIN
                         FRANKLIN   FRANKLIN   FRANKLIN   U.S. GOVERNMENT   FRANKLIN
                         DYNATECH    GROWTH     INCOME      SECURITIES      UTILITIES
                           FUND       FUND       FUND          FUND           FUND
                         --------   --------   --------   ---------------   ---------
Reimbursement Plans
  Class A ............     0.25%      0.25%      0.15%         0.15%          0.15%
Compensation Plans:
  Class B ............     1.00%      1.00%      1.00%         0.65%          0.65%
  Class B1 ...........       --         --       0.65%           --             --
  Class C ............     1.00%      1.00%      0.65%         0.65%          0.65%
  Class R ............     0.50%      0.50%      0.50%         0.50%          0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                    FRANKLIN   FRANKLIN     FRANKLIN
                                                                    DYNATECH    GROWTH       INCOME
                                                                      FUND       FUND         FUND
                                                                    --------   ---------   -----------
Sales charges retained net of commissions paid to unaffiliated
  broker/dealers ................................................   $ 24,165   $ 247,854   $ 4,730,351
Contingent deferred sales charges retained ......................   $  3,990   $  22,204   $ 1,404,058

                                                                    FRANKLIN U.S.
                                                                     GOVERNMENT     FRANKLIN
                                                                     SECURITIES     UTILITIES
                                                                        FUND          FUND
                                                                    -------------   ---------
Sales charges retained net of commissions paid to unaffiliated
  broker/dealers.................................................    $ 1,215,414    $ 111,241
Contingent deferred sales charges retained.......................    $   187,711    $  46,135

                                                         Semiannual Report | 119

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended March 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                          FRANKLIN     FRANKLIN       FRANKLIN
                                          DYNATECH      GROWTH         INCOME
                                            FUND         FUND           FUND
                                          ---------   -----------   ------------
Transfer agent fees ..................    $ 537,084   $ 1,585,353   $ 11,201,596

                                                       FRANKLIN
                                                    U.S. GOVERNMENT   FRANKLIN
                                                      SECURITIES      UTILITIES
                                                         FUND            FUND
                                                    ---------------   ---------
Transfer agent fees ...........................       $ 2,861,659     $ 941,409

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended March 31, 2009, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2008, the capital loss carryforwards were as follows:

                                                                 FRANKLIN
                                                              U.S. GOVERNMENT
                                                 FRANKLIN       SECURITIES
                                               GROWTH FUND         FUND
                                               ------------   ---------------
Capital loss carryforwards expiring in:
  2009 ....................................    $         --    $  46,256,951
  2010 ....................................              --       11,768,551
  2011 ....................................              --       33,556,845
  2012 ....................................      16,688,284      129,102,166
  2013 ....................................              --       74,283,298
  2014 ....................................              --       47,763,112
  2015 ....................................              --       28,034,940
  2016 ....................................              --       20,514,778
                                               ------------    -------------
                                               $ 16,688,284    $ 391,280,641
                                               ============    =============

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2008, the Franklin Income Fund and the Franklin U.S. Government Securities

120 | Semiannual Report

Franklin Custodian Funds

5. INCOME TAXES (CONTINUED)

Fund deferred realized capital losses of $152,070,052 and $17,256,291, respectively. At September 30, 2008, the Franklin DynaTech Fund deferred realized currency losses of $40,773.

At March 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                    FRANKLIN         FRANKLIN            FRANKLIN
                                                 DYNATECH FUND      GROWTH FUND         INCOME FUND
                                                 --------------   ----------------   ------------------
Cost of investments ..........................   $ 381,746,107    $ 1,104,026,000    $  50,194,860,659
                                                 =============    ===============    =================
Unrealized appreciation ......................   $ 115,440,094    $   731,979,206    $   1,299,861,362
Unrealized depreciation ......................     (27,975,122)      (175,180,661)     (17,836,807,074)
                                                 -------------    ---------------    -----------------
Net unrealized appreciation (depreciation) ...   $  87,464,972    $   556,798,545    $ (16,536,945,712)
                                                 =============    ===============    =================

                                                    FRANKLIN
                                                 U.S. GOVERNMENT       FRANKLIN
                                                    SECURITIES         UTILITIES
                                                       FUND              FUND
                                                 ----------------   ----------------
Cost of investments ..........................   $ 8,162,973,936    $ 1,598,187,875
                                                 ===============    ===============
Unrealized appreciation ......................   $   265,882,641    $   327,408,276
Unrealized depreciation ......................          (697,957)      (189,328,742)
                                                 ---------------    ---------------
Net unrealized appreciation (depreciation) ...   $   265,184,684    $   138,079,534
                                                 ===============    ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2009, were as follows:

                                    FRANKLIN        FRANKLIN        FRANKLIN
                                 DYNATECH FUND    GROWTH FUND      INCOME FUND
                                 -------------   ------------   ----------------
Purchases ...................    $ 124,936,466   $ 37,167,021   $  9,816,555,774
Sales .......................    $ 139,561,251   $ 76,145,248   $ 11,138,774,620

                                                  FRANKLIN
                                               U.S. GOVERNMENT      FRANKLIN
                                               SECURITIES FUND   UTILITIES FUND
                                               ---------------   --------------
Purchases ..................................   $ 2,447,763,639    $ 161,927,395
Sales ......................................   $ 1,253,554,468    $ 257,035,737

                                                         Semiannual Report | 121

Franklin Custodian Funds

6. INVESTMENT TRANSACTIONS (CONTINUED)

Transactions in options written during the period ended March 31, 2009, were as follows:

                                                          NUMBER OF    PREMIUMS
                                                          CONTRACTS    RECEIVED
                                                          ---------   ----------
FRANKLIN INCOME FUND
Options outstanding at September 30, 2008 .............        --     $      --
Options written .......................................    18,000       513,897
Options expired .......................................    (3,000)      (60,000)
Options exercised .....................................        --            --
Options closed ........................................        --            --
                                                           ------     ---------
Options outstanding at March 31, 2009 .................    15,000     $ 453,897
                                                           ======     =========

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Income Fund has 50.2% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2009, the aggregate value of these securities was $582,237,116, representing 1.69% of the fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior

122 | Semiannual Report

Franklin Custodian Funds

9. RESTRICTED SECURITIES (CONTINUED)

registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2009, the Franklin DynaTech Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust's Board of Trustees as reflecting fair value, as follows:

SHARES/WARRANTS/                                                                                           ACQUISITION
PRINCIPAL AMOUNT         ISSUER                                                                   DATE        COST         VALUE
----------------------   --------------------------------------------------------------------   --------   -----------   ---------
FRANKLIN DYNATECH FUND
  124,248                Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES...    7/13/06    $ 289,500    $ 162,765
    4,807                Dilithium Networks Inc., 11.00%, 12/31/09 ..........................   10/30/08        4,807        4,807
    4,126                Dilithium Networks Inc., wts., 12/31/09 ............................   10/30/08            1           --
                                                                                                                         ---------
                         TOTAL RESTRICTED SECURITIES (0.04% of Net Assets) ..................                            $ 167,572
                                                                                                                         =========

10. UNFUNDED LOAN COMMITMENTS

The Franklin Income Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2009, unfunded commitments were as follows:

                                                                      UNFUNDED
                                                                     COMMITMENT
                                                                    -----------
BORROWER
FRANKLIN INCOME FUND
   Bausch and Lomb Inc., Delayed Draw Term Loan .................   $ 3,512,000
                                                                    -----------

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.


                                                         Semiannual Report | 123

Franklin Custodian Funds

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund for the period ended March 31, 2009, were as shown below.

                                  NUMBER OF                          NUMBER OF
                                   SHARES                              SHARES                                      REALIZED
                                   HELD AT                            HELD AT        VALUE                          CAPITAL
                                  BEGINNING    GROSS       GROSS        END          AT END         INVESTMENT       GAIN
NAME OF ISSUER                    OF PERIOD   ADDITIONS  REDUCTIONS  OF PERIOD     OF PERIOD          INCOME        (LOSS)
-------------------------------   ----------  ---------  ----------  ---------   -------------     ------------ --------------
FRANKLIN INCOME FUND
NON-CONTROLLED AFFILIATES
AGL Resources Inc. ............    4,000,000        --      400,000   3,600,000  $          --(a)  $  3,400,000  $  (4,771,533)
Ameren Corp. ..................   12,500,000        --      350,000  12,150,000    281,758,500       12,750,000    (11,385,680)
Canadian Oil Sands Trust ......   25,000,000   847,400           --  25,847,400    497,163,950       15,900,559             --
PG&E Corp. ....................   20,000,000        --   10,000,000  10,000,000             --(a)    10,469,592    (35,287,883)
Pinnacle West Capital Corp. ...    5,500,000        --      400,000   5,100,000    135,456,000        5,775,000     (7,236,926)
Puget Energy Inc. .............    7,500,000        --    7,500,000          --             --(a)     3,866,038     61,580,254
                                                                                 -------------     ------------  -------------
     TOTAL AFFILIATED SECURITIES (2.65% of Net Assets).........................  $ 914,378,450     $ 52,161,189  $   2,898,232
                                                                                 =============     ============  =============

(a) As of March 31, 2009, no longer an affiliate.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Franklin Income Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. MERGER

On December 3, 2008, the Franklin DynaTech Fund acquired the net assets of the Franklin Global Communications Fund, Franklin Global Health Care Fund, and the Franklin Technology Fund pursuant to a plan of reorganization approved by the Franklin Global Communications Fund's, Franklin Global Health Care Fund's, and the Franklin Technology Fund's shareholders. The merger was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:

                                                                   SHARES ISSUED
                                                                   BY FRANKLIN
FUND NAME                                            NET ASSETS    DYNATECH FUND
------------------------------------------------   -------------   -------------
Franklin Global Communications Fund ............   $  47,740,803       2,914,752
Franklin Global Health Care Fund ...............      89,644,203       5,503,466
Franklin Technology Fund .......................      32,802,922       2,006,525
                                                   -------------   -------------
Total ..........................................   $ 170,187,928      10,424,743
                                                   =============   =============

124 | Semiannual Report

Franklin Custodian Funds

13. MERGER (CONTINUED)

The net asset figures shown above include ($18,324,767), ($8,835,122), and ($10,136,675) of unrealized appreciation (depreciation) for the Franklin Global Communications Fund, Franklin Global Health Care Fund, and the Franklin Technology Fund, respectively. The combined net assets of the fund immediately after the merger were $475,468,843.

14. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of $23,088 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the period ended March 31, 2009, the Funds did not utilize the Global Credit Facility.

15. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on October 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

      --    Level 1 - quoted prices in active markets for identical securities

      -- Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

      -- Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

                                                         Semiannual Report | 125

Franklin Custodian Funds

15. FAIR VALUE MEASUREMENTS (CONTINUED)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Funds' assets and liabilities carried at fair value:

                                                                 LEVEL 1            LEVEL 2         LEVEL 3          TOTAL
                                                             ----------------   ----------------   ---------   ----------------
FRANKLIN DYNATECH FUND
   ASSETS:
     Investments in Securities                               $    469,043,507   $             --   $ 167,572   $    469,211,079
FRANKLIN GROWTH FUND
   ASSETS:
     Investments in Securities                               $  1,645,781,577   $     15,042,968   $      --   $  1,660,824,545
FRANKLIN INCOME FUND
   ASSETS:
     Investments in Securities                               $ 10,901,130,268   $ 22,756,784,679   $      --   $ 33,657,914,947
   LIABILITIES:
     Options Written                                                  375,000                 --          --            375,000
     Other Financial Instrumentsa                                          --            488,337          --            488,337
FRANKLIN U.S. GOVERNMENT SECURITIES FUND
   ASSETS:
     Investments in Securities                               $    257,603,750   $  8,170,554,870   $      --   $  8,428,158,620
FRANKLIN UTILITIES FUND
   ASSETS:
     Investments in Securities                               $  1,670,341,824   $     65,925,585   $      --   $  1,736,267,409

(a) Other financial instruments includes net unrealized appreciation (depreciation) on unfunded loan commitments.

At March 31, 2009 the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, were as follows:

                                                                   FRANKLIN
                                                                   DYNATECH
                                                                     FUND
                                                                 -------------
                                                                  INVESTMENTS
                                                                 IN SECURITIES
                                                                 -------------
Beginning Balance - October 1, 2008 .........................    $          --
   Net realized gain (loss) .................................               --
   Net change in unrealized appreciation (depreciation) .....          (18,637)
   Net purchases (sales) ....................................               --
   Transfers in and/or out of Level 3 .......................          186,209
                                                                 -------------
Ending Balance ..............................................    $     167,572
                                                                 =============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period .......    $     (18,637)
                                                                 =============

126 | Semiannual Report

Franklin Custodian Funds

16. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends FASB Statement No. 157, Fair Value Measurements, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Trust believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

17. SUBSEQUENT EVENT

On May 6, 2009, the Franklin Growth Fund acquired the net assets of the Franklin Capital Growth Fund pursuant to a plan of reorganization approved by the Franklin Capital Growth Fund's shareholders. The merger was accomplished by a tax-free exchange of 22,770,597 shares of the Franklin Growth Fund (valued at $709,391,405) for the net assets of the Franklin Capital Growth Fund which aggregated $699,807,298, including $(9,584,107) of unrealized appreciation (depreciation). The combined net assets of the Fund immediately after the merger were $2,586,155,713.

ABBREVIATIONS

CURRENCY                   SELECTED PORTFOLIO

EUR - Euro                ADR   -  American Depository Receipt
                          FRN   -  Floating Rate Note
                          GP    -  Graduated Payment
                          MTN   -  Medium Term Note
                          PIK   -  Payment-In-Kind
                          PIPES -  Private Investment in Public Equity Security
                          SF    -  Single Family

                                                         Semiannual Report | 127

Franklin Custodian Funds

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the five separate funds comprising Franklin Custodian Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

128 | Semiannual Report

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.

                                                         Semiannual Report | 129

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares during 2008 and the previous 10-year periods ended December 31, 2008, in comparison with a performance universe selected by Lipper. Investment performance was shown on a total return basis for all Funds with income return being shown as well for those Funds having income as an investment objective element. The following summarizes the performance results for each Fund.

FRANKLIN DYNATECH FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional science and technology funds as classified by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses during the past year. On a comparative basis the Fund's Lipper report showed the Fund's total return during 2008 to be in the second-highest quintile of such performance universe, and on an annualized basis to be in the second-highest quintiles of such universe for the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.

FRANKLIN GROWTH FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds with such performance universe experienced losses during the past year. On a comparative basis, the Fund's Lipper report showed the Fund's total return during 2008 to be in the highest quintile of such performance universe and its total return on an annualized basis ranked it in the highest quintile of such universe during each of the previous three- and five-year periods, as well as the middle quintile of such universe for the previous 10-year period. The Board noted such favorable comparative performance.

FRANKLIN INCOME FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional mixed-asset target allocation moderate funds as classified by Lipper. The Lipper report showed the Fund's 7.68% income return during 2008 to be in the highest or best performing quintile of its performance universe and that its income return during each of the previous 10 years was also in the highest quintile of such performance universe. The Lipper report showed the Fund's 30.51% loss on a total return basis during 2008 to be below the 2008 median loss of 25.34% for the performance universe placing it in the fifth or worst performing quintile of such universe, while its total return on an annualized basis was in the middle quintile of such universe during each of the previous three- and five-year periods, and in the highest quintile of such universe for the previous 10-year period. The Board discussed with management the reasons for the Fund's total return performance

130 | Semiannual Report

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

during 2008 and, while intending to continuously monitor such Fund, did not believe that such recent underperformance warranted any change in portfolio management.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund's Lipper report showed its 4.95% income return during 2008 was in the second-highest quintile of such universe and its income return on an annualized basis was in the second-highest quintile for the previous three-year period and in the highest quintile of such performance universe for the previous five- and 10-year periods. The Fund's 6.88% total return, as shown in such report, was in the second-highest quintile of its performance universe during 2008, and its total return on an annualized basis was in the middle quintile of such universe for the previous three-year period, and the second-highest quintile of such universe for the previous five- and 10-year periods. The Board expressed satisfaction with such performance.

FRANKLIN UTILITIES FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such performance universe experienced losses on a total return basis during the past year. On a comparative basis, the Fund's Lipper report showed its income return during 2008, as well as during each of the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of such performance universe. The Fund's total return during 2008 placed it in the highest quintile of its performance universe, and on an annualized basis placed it in the highest quintile of its performance universe during the previous three- and 10-year periods, and the second-highest quintile during the previous five-year period. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of management fees and total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee

                                                         Semiannual Report | 131

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

rate for each of Franklin DynaTech Fund, Franklin Growth Fund and Franklin Utilities Fund was in the least expensive quintile of their respective Lipper expense groups, and for Franklin Income Fund and Franklin U.S. Government Securities Fund was in the second least expensive quintile of their Lipper expense groups. The actual total expense rates for all the Funds were in the least expensive quintile of their respective Lipper expense groups. Based upon the above, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its respective Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual Funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid

132 | Semiannual Report

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; and declining thereafter for each subsequent $2.5 billion of assets until reaching a breakpoint of 0.35% for assets in excess of $50 billion, with such breakpoints continuing in the case of Franklin Income Fund and Franklin Utilities Fund to 0.345% on assets in excess of $65 billion and 0.34% on assets in excess of $80 billion. In discussing such overall fee structure, management noted that the asset sizes of all Funds were beneath their last breakpoint levels and stated its view that such fee structures reach a relatively low rate quickly reflecting anticipated economies of scale as a Fund's assets increase and pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group, as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

                                                         Semiannual Report | 133

Franklin Custodian Funds

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

134 | Semiannual Report

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund Mutual
Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

4. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

5. The fund invests primarily in insured municipal securities.

6. These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

7. The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

[FRANKLIN TEMPLETON INVESTMENTS LOGO]                   One Franklin Parkway
                                                        San Mateo, CA 94403-1906

SIGN UP FOR eDELIVERY
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SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CUSTODIAN FUNDS

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FCF S2009 05/09





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are John B. Wilson and he is independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE  OF PROXY VOTING POLICIES  AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANGERS OF CLOSE-END MANAGEMENT INVESTMENT COMPANIES.   N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.              N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /S/LAURA F. FERGERSON
   --------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/LAURA F. FERGERSON
   -------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  May 27, 2009


By /S/GASTON GARDEY
   -------------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  May 27, 2009